                            SCHEDULE 14A INFORMATION



                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )



    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12




                                       SAVILLE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):



/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common Stock, $0.01 par value per share, of ADC Telecommunications,
         Inc.
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         14,037,743
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         $42.6875 (average of high and low on June 28, 1999)
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $599,236,154
         -----------------------------------------------------------------------
     (5) Total fee paid:
         $119,847.24
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

Saville Systems PLC
IDA Business Park
Dangan
Galway, Ireland



                                                                   July 30, 1999


Dear Shareholder:


    Holders of record of ordinary shares, nominal value U.S.$0.0025 per share, of Saville Systems PLC, a public limited company incorporated under the laws of Ireland ("Saville"), are cordially invited to attend a meeting (the "Scheme Ordinary Meeting") convened by direction of the High Court of Ireland and an extraordinary general meeting (the "Extraordinary General Meeting"), at which shareholders will all be asked to vote on the proposals pursuant to which ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), will become the owner of 100% of Saville's ordinary shares and deferred shares (the "Acquisition") pursuant to the scheme of arrangement (the "Scheme") set out in an agreement, dated as of June 19, 1999, between Saville and ADC (as amended on June 30, 1999, the "Acquisition Agreement"). In addition, holders of record of deferred shares, nominal value IRL1.00 per share, of Saville are cordially invited to attend a meeting (the "Scheme Deferred Meeting") convened by direction of the High Court at which they will be asked to vote on the Scheme.


    Upon completion of the Acquisition:

    - all issued and outstanding ordinary shares of Saville will be cancelled and the holders thereof will receive 0.358 share (the "Ordinary Share Allotment Ratio") of ADC common stock in consideration for each ordinary share so cancelled;

    - all issued and outstanding deferred shares of Saville will be cancelled and the holders thereof will receive 0.027 share (the "Deferred Share Allotment Ratio") of ADC common stock in consideration for each deferred share so cancelled;

    - all outstanding options to purchase ordinary shares of Saville will be assumed by ADC and converted into options to purchase a number of shares of ADC common stock determined by multiplying the number of ordinary shares subject to the Saville options by the Ordinary Share Allotment Ratio. The terms and conditions of the ADC options will be the same as the terms and conditions of the Saville options, except that the exercise price will be appropriately adjusted and, in accordance with the terms of the Saville options, the ADC options will be fully vested upon the change in control of Saville; and


    - upon reduction of the share capital of Saville created by the cancellation of the ordinary shares and the deferred shares as described above, the share capital of Saville will be increased by U.S.$98,034.8775 and IRL30,000 by the creation of 39,213,951 new ordinary shares and 30,000 new deferred shares, which will be allotted and issued, credited as fully paid, to ADC, and Saville will become a wholly owned subsidiary of ADC.


    Our Board of Directors has determined by a unanimous vote of disinterested directors and by a unanimous vote of all directors that the terms of the Acquisition Agreement and the Scheme are fair to, and in the best interests of, our shareholders. In making this decision, the Board of Directors considered, among other things, the written opinion, dated June 18, 1999, of Morgan Stanley & Co. Incorporated, to the effect that, as of the date of the opinion and based upon and subject to certain matters stated therein, the Ordinary Share Allotment Ratio, as set forth in the Scheme, is fair, from a financial point of view, to our shareholders. In addition, our Board of Directors has determined that the Deferred Share Allotment Ratio as set forth in the Scheme, is fair, from a financial point of view, to our shareholders. As a result of the foregoing, our Board of Directors has approved the Acquisition Agreement and the Scheme.

    SAVILLE'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE SCHEME, THE REDUCTION OF SAVILLE'S CAPITAL AND CERTAIN OTHER MATTERS PROPOSED IN, OR RELATED TO, THE SCHEME AT THE SCHEME ORDINARY MEETING, THE SCHEME DEFERRED MEETING AND THE EXTRAORDINARY GENERAL MEETING.

    The Acquisition cannot be completed unless the Scheme, the reduction of our capital and such other matters are approved by the requisite votes of our shareholders. Therefore, we have convened the Meetings for our shareholders to vote on the Scheme, the reduction of our capital and these other matters.


    The date and place of the Meetings are August 31, 1999 at



                            THE GREAT SOUTHERN HOTEL
                         SHANNON, COUNTY CLARE, IRELAND


    The Scheme Ordinary Meeting will be held at 10:00 a.m., local time. The Scheme Deferred Meeting will be held at 10:05 a.m., local time, and the Extraordinary General Meeting will be held at 10:10 a.m., local time (or, in each case, as soon thereafter as the relevant preceding meeting has concluded or been adjourned).

    YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT MEETINGS, PLEASE TAKE THE TIME TO VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD(S) TO US. Proxy cards are enclosed for shareholders with this Proxy Statement. If you have any questions, please feel free to contact our Investor Relations Department at + 1 781-270-6500.


    This Proxy Statement is provided (i) in connection with the furnishing of proxies for use at the Meetings and at any adjournments of the Meetings and (ii) in compliance with the directions of the High Court in accordance with Section 202 of the Companies Act, 1963. This Proxy Statement provides you with detailed information about the Acquisition Agreement and the Scheme. In addition, you may obtain information about Saville and ADC from documents filed with the United States Securities and Exchange Commission. We encourage you to read this entire document carefully.


                                          Sincerely,


                                          /s/ John J. Boyle, III



                                          John J. Boyle III
                                          CHAIRMAN OF THE BOARD OF DIRECTORS
                                          AND CHIEF EXECUTIVE OFFICER



Proxy Statement dated July 30, 1999 and first mailed to Saville's shareholders on or about July 30, 1999.

                                 THE HIGH COURT


                                                                 1999 NO.143 COS


            IN THE MATTER OF SAVILLE SYSTEMS PUBLIC LIMITED COMPANY
                                     -AND-
                    IN THE MATTER OF THE COMPANIES ACT, 1963


NOTICE IS HEREBY GIVEN that, by an order dated July 29, 1999 made in the above matters, the Court has directed a meeting to be convened of the holders of ordinary shares of Saville Systems Public Limited Company ("Saville") for the purpose of considering and, if thought fit, approving (with or without modification) a Scheme of Arrangement proposed to be made between Saville and the holders of the Scheme Shares (as defined in the said Scheme of Arrangement) and that such meeting will be held at The Great Southern Hotel, Shannon, County Clare, Ireland, on August 31, 1999 at 10:00 a.m., at which place and time all holders of ordinary shares are requested to attend.


A copy of the said Scheme of Arrangement and a copy of the statement required to be furnished pursuant to Section 202 of the Companies Act, 1963 are incorporated in the document of which this notice forms a part.


Holders of ordinary shares of Saville who are entitled to attend the meeting may vote in person at the meeting or they may appoint another person as their proxy to attend and vote in their stead. A proxy need not be a member of Saville. A form of proxy for use at the meeting is enclosed with this notice.


In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in Saville's register of members in respect of the relevant joint holdings.


It is requested that forms appointing proxies be lodged with Saville's Registrar, Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, or at the registered office of Saville, IDA Business Park, Dangan, Galway, Ireland, not less than 48 hours before the time appointed for the meeting but, if forms are not so lodged, they may be handed to the Chairman at the meeting.



By the said order, the Court has appointed John J. Boyle III or, failing him, Bruce A. Saville, to act as Chairman of the meeting and has directed the Chairman to report the result of the meeting to the Court.


The said Scheme of Arrangement will be subject to the subsequent sanction of the Court.


Dated July 30, 1999
MCCANN FITZGERALD
2 Harbourmaster Place
Custom House Dock
Dublin 1
Solicitors for Saville

                                 THE HIGH COURT


                                                                1999 NO. 143 COS


            IN THE MATTER OF SAVILLE SYSTEMS PUBLIC LIMITED COMPANY
                                     -AND-
                    IN THE MATTER OF THE COMPANIES ACT, 1963


NOTICE IS HEREBY GIVEN that, by an order dated July 29, 1999 made in the above matters, the Court has directed a meeting to be convened of the holders of deferred shares of Saville Systems Public Limited Company ("Saville") (other than John J. Boyle III) for the purpose of considering and, if thought fit, approving (with or without modification) a Scheme of Arrangement proposed to be made between Saville and the holders of the Scheme Shares (as defined in the said Scheme of Arrangement) and that such meeting will be held at The Great Southern Hotel, Shannon, County Clare, Ireland, on August 31, 1999 at 10:05 a.m. (or as soon thereafter as the meeting of the holders of ordinary shares of Saville convened for 10:00 a.m. on the same day and at the same place, by an order of the Court, shall have concluded or been adjourned) at which place and time all holders of deferred shares (other than John J. Boyle III) are requested to attend.


A copy of the said Scheme of Arrangement and a copy of the statement required to be furnished pursuant to Section 202 of the Companies Act, 1963 are incorporated in the document of which this notice forms a part.


Holders of deferred shares of Saville who are entitled to attend the meeting may vote in person at the meeting or they may appoint another person as their proxy to attend and vote in their stead. A proxy need not be a member of Saville. A form of proxy for use at the meeting is enclosed with this notice.


In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in Saville's register of members in respect of the relevant joint holdings.


It is requested that forms appointing proxies be lodged with Saville's Registrar, Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, or at the registered office of Saville, IDA Business Park, Dangan, Galway, Ireland, not less than 48 hours before the time appointed for the meeting but, if forms are not so lodged, they may be handed to the Chairman at the meeting.



By the said order, the Court has appointed John J. Boyle III or, failing him, Bruce A. Saville, to act as Chairman of the meeting and has directed the Chairman to report the result of the meeting to the Court.


The said Scheme of Arrangement will be subject to the subsequent sanction of the Court.


Dated July 30, 1999
MCCANN FITZGERALD
2 Harbourmaster Place
Custom House Dock
Dublin 1
Solicitors for Saville

                     SAVILLE SYSTEMS PUBLIC LIMITED COMPANY
                    NOTICE OF EXTRAORDINARY GENERAL MEETING


Notice is hereby given that an extraordinary general meeting of the holders of ordinary shares of Saville Systems Public Limited Company ("Saville") will be held at The Great Southern Hotel, Shannon, County Clare, Ireland, on August 31, 1999 at 10:10 a.m. (or as soon thereafter as the meeting of the holders of deferred shares of Saville (other than John J. Boyle III) convened for 10:05 a.m. on the same day and at the same place, by an order of the High Court, shall have concluded or been adjourned) for the purpose of considering and, if thought fit, passing the following resolution, which will be proposed as a special resolution:


                               SPECIAL RESOLUTION

THAT:


    (i) for the purpose of giving effect to the Scheme of Arrangement dated July 30, 1999 (the "Scheme") between the Company ("Saville") and the holders of Scheme Shares (as defined in the Scheme) (a print of which has been produced to this meeting and for the purposes of identification has been signed by the chairman of this meeting) in its original form or with or subject to any modification, addition or condition approved by the
        Court:


       (a) the share capital of Saville be reduced by cancelling all the Scheme Shares;

       (b) forthwith and contingent on such reduction of capital taking effect:


           (1) the share capital of Saville be increased by U.S.$98,034.8775 and IRL30,000 by the creation of 39,213,951 new ordinary shares of U.S.$0.0025 each and 30,000 new deferred shares of IRL1 each; and


           (2) the credit arising in the books of account of Saville as a result of the cancellation of the Scheme Ordinary Shares (as defined in the Scheme) be applied in paying up in full at par the new ordinary shares of U.S.$0.0025 each referred to in paragraph
               (b)(1) above and the credit of IRL30,000 arising in the books of Saville as a result of the cancellation of the Scheme Deferred Shares (as defined in the Scheme) be applied in paying up in full at par the new deferred shares of IRL1.00 each referred to in paragraph (b)(1) above, such new ordinary shares and new deferred shares to be allotted and issued, credited as fully paid, to ADC Telecommunications, Inc. and/or its nominee(s); and


       (c) the directors of Saville be hereby authorized pursuant to and in accordance with Section 20 of the Companies (Amendment) Act, 1983 to give effect to this resolution and accordingly to effect the allotment of the new ordinary shares and new deferred shares referred to in paragraph (b)(2) above, provided that (i) this authority shall expire on March 31, 2000, (ii) the maximum aggregate nominal amount of shares which may be allotted hereunder shall be U.S.$98,034.8775, and IRL30,000 and (iii) this authority shall be without prejudice to any other authority under the said Section 20 previously granted before the date on which this resolution is passed; and


    (ii) subject to the Scheme becoming effective, the articles of association of Saville be amended by the adoption and inclusion of the following new article 131:

        "Shares not subject to Scheme of Arrangement

       (a) In this Article, references to the "Scheme" are to the Scheme of
           Arrangement dated       , 1999 between Saville and the holders of
           Scheme Shares under Section 201 of the Companies Act, 1963 and terms defined in the Scheme shall have the same meanings in this Article.


       (b) If Saville issues any ordinary shares (other than to ADC Telecommunications, Inc. ("ADC") or any subsidiary undertaking of ADC or anyone acting on behalf of ADC or any subsidiary undertaking of
           ADC) after the commencement of the meeting of holders of ordinary shares convened by direction of the High Court pursuant to the said Section 201 and prior to 5:00 p.m. on the day before the Hearing Date, such ordinary shares shall be subject to the terms of the Scheme and the holder or holders of such ordinary shares shall be bound by the Scheme accordingly.



       (c) If any ordinary shares, other than Scheme Shares, are allotted or issued to any person (a "new member") (other than to ADC or any subsidiary undertaking of ADC or anyone acting on behalf of ADC or any subsidiary undertaking of ADC) at or after 5:00 p.m. on the day before the Hearing Date, they will, provided that the Scheme has become effective, be immediately transferred to ADC in consideration of and conditional on the issue to the new member in accordance with the Ordinary Share Allotment Ratio of shares of ADC common stock for ordinary shares in Saville transferred, being shares of ADC common stock, par value $0.20 per share, which rank PARI PASSU with all other shares of ADC common stock for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of the shares in Saville is executed.


       (d) The number of shares of ADC common stock to be issued to the new member under this Article may be adjusted by the Directors in such manner as the Auditors may determine, on any reorganization of the share capital of Saville or of ADC.

       (e) To give effect to any such transfer required by this Article, Saville may appoint any person to execute a form of transfer on behalf of the new member in favor of ADC and to agree for and on behalf of the new member to become a member of ADC. Pending the registration of ADC as the holder of any share to be transferred pursuant to this Article, ADC shall be empowered to appoint a person nominated by the Directors to act as attorney on behalf of each holder of the share in accordance with such directions as ADC may give in relation to any dealings with or disposal of such share (or any interest therein), exercising any rights attached thereto or receiving any distribution or other benefit accruing or payable in respect thereof and the registered holders of such share shall exercise all rights attaching thereto in accordance with the directions of ADC but not otherwise."


Dated July 30, 1999


                                          By Order of the Board
                                          Peter H. Quinlan
                                          COMPANY SECRETARY

Registered Office: IDA Business Park
               Dangan
               Galway
               Ireland

Registered in Ireland No. 204196

Notes to Notice of Extraordinary General Meeting:

1. A shareholder entitled to attend and vote at the Extraordinary General Meeting is entitled to appoint a proxy to attend, speak and vote instead of that shareholder. A proxy need not be a shareholder of Saville.


2. Shareholders are invited to complete and return the form of proxy which accompanies this document. Lodgement of the form of proxy will not prevent shareholders from attending and voting in person at the Extraordinary General Meeting.



3. To be valid, the form of proxy and, if relevant, the power of attorney under which it is signed, or a copy of that power of attorney certified by a notary or solicitor, must be received by Saville's Registrar, Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, or by Saville at its registered office, IDA Business Park, Dangan, Galway, Ireland, by 10:10 a.m. on August 29, 1999. Please post it in the envelope provided.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SCHEME, THE REDUCTION OF SAVILLE'S CAPITAL AND THE OTHER MATTERS TO BE PROPOSED AT THE MEETINGS.

    YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT MEETING. NO POSTAGE NEED BE AFFIXED TO THE ENCLOSED PROXY CARD(S) IF MAILED IN IRELAND.

    PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE ACQUISITION IS CONSUMMATED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

    NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY SECURITIES AUTHORITY OF IRELAND OR ANY STATE OR OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   IMPORTANT

    The corporate constitution and regulation of Saville Systems PLC is governed by the laws of Ireland, which is the country in which Saville is incorporated. In addition, the procedure which Saville is adopting in order to seek shareholders' approval of the proposals is governed by the Companies Act, 1963, which is part of the laws of Ireland. The procedure being adopted is set out particularly in Sections 201 and 202 of that Act. Section 202 requires, among other things, that where the intended procedure is being adopted, Saville must send to all shareholders, along with notices summoning the necessary meetings, a statement explaining the effect of the scheme being proposed and describing any material interests of the directors of Saville (in their capacities as directors, shareholder or creditors) and any effects which the Scheme will have upon them which are different from the effects which it will have on others affected by the Scheme.


    For the purpose of complying with the securities laws of the United States (where Saville's ordinary shares in the form of American Depositary Shares ("ADSs") evidenced by American Depositary Receipts ("ADRs") are traded on the Nasdaq National Market), this proxy statement has been prepared in accordance with the requirements of those laws and the requirements of the U.S. Securities and Exchange Commission. The Scheme itself is set out in Annex B. The proxy statement contains detailed information as required by the laws of the United States as to the Scheme which is proposed and the arrangements and circumstances surrounding it. Saville advises shareholders that the whole of the document should therefore be treated by them as the statement for the purposes of Section 202 and it urges them to study it if they wish to understand both what is being proposed and the circumstances in which the proposal is made.


    For people accustomed to reading less detailed material in connection with proposals of this kind and who wish to read only a more limited quantity of material, Saville suggests that they study at least the following sections particularly:


    QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE SCHEME (page 1) SUMMARY (which explains the contents of the whole document) (page 4) RISK FACTORS (page 23)
    THE ACQUISITION (page 35)
    THE ACQUISITION AGREEMENT AND THE SCHEME (page 51)
    DESCRIPTION OF ADC CAPITAL STOCK (page 63)
    COMPARISON OF SHAREHOLDER RIGHTS (page 64)



and those interested in studying the effects of the Scheme and the arrangements generally upon directors should study particularly the text headed INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION on page 43; (this forms part of the section THE ACQUISITION referred to above).


    SAVILLE STRESSES, HOWEVER, THAT THOSE WISHING TO CONSIDER THE MATERIAL BEING SENT TO THEM FOR THE PURPOSES OF SECTION 202 SHOULD STUDY THE WHOLE OF THIS DOCUMENT, INCLUDING THE ANNEXES HERETO.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE SCHEME.................................................           1

SUMMARY....................................................................................................           4
  The Companies............................................................................................           4
  The Acquisition Agreement and the Scheme.................................................................           4
  Our Reasons for the Acquisition..........................................................................           5
  Our Recommendation to Shareholders.......................................................................           5
  What You Will Receive....................................................................................           5
  The Meetings.............................................................................................           5
  Shareholders Entitled to Vote............................................................................           5
  Quorum Requirements......................................................................................           6
  Votes Required...........................................................................................           6
  Effect of Abstentions and Broker Non-Votes...............................................................           6
  Requirements as to Proxies...............................................................................           7
  The Acquisition Agreement and the Scheme.................................................................           7
  Interests of Certain Persons in the Acquisition..........................................................           7
  Conditions to the Acquisition............................................................................           7
  Termination of the Acquisition Agreement and Abandonment of the Scheme...................................           8
  Opinion of Saville's Financial Advisor...................................................................           8
  The High Court Sanction Hearing..........................................................................           9
  Regulatory Filings and Approvals.........................................................................           9
  Effective Time of the Acquisition........................................................................           9
  U.S. Federal Income Tax Consequences.....................................................................           9
  Irish Tax Consequences...................................................................................          10
  Accounting Treatment.....................................................................................          10
  Termination Fee..........................................................................................          10
  Share Option.............................................................................................          11
  No Right to Dissent......................................................................................          11
  Surrender of Share Certificates and ADRs.................................................................          11
  Certain Effects of the Acquisition.......................................................................          11

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF SAVILLE.................................................          12

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF ADC.....................................................          14

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA................................................................          16

THE COMPANIES..............................................................................................          21
  Saville..................................................................................................          21
  ADC......................................................................................................          21

RISK FACTORS...............................................................................................          23
  Risks Relating to the Acquisition........................................................................          23
  Risks Relating to ADC....................................................................................          24

MARKET PRICE INFORMATION...................................................................................          28

THE MEETINGS...............................................................................................          30
  General..................................................................................................          30
  Matters to be Considered at the Meetings.................................................................          30
  Board Recommendation.....................................................................................          31
  Shareholders Entitled to Vote............................................................................          31
  Voting Securities........................................................................................          31
  Quorum...................................................................................................          31
  Votes Required...........................................................................................          32
  No Right to Dissent......................................................................................          32
  Voting; Proxies; Revocation of Proxies...................................................................          33
  Solicitation of Proxies..................................................................................          34

                                                                                                                PAGE
                                                                                                                -----
THE ACQUISITION............................................................................................          35
  Background of the Acquisition............................................................................          35
  Saville's Reasons for the Acquisition....................................................................          36
  Opinion of Saville's Financial Advisor...................................................................          38
  The High Court Sanction Hearing..........................................................................          43
  Effective Time of the Acquisition........................................................................          43
  Interests of Certain Persons in the Acquisition..........................................................          43
  Regulatory Filings and Approvals.........................................................................          46
  Accounting Treatment.....................................................................................          47
  Federal Securities Law Consequences......................................................................          47
  Stock Market Quotation...................................................................................          47
  No Right to Dissent......................................................................................          48
  Surrender of Share Certificates and ADRs.................................................................          48
  Certain Tax Considerations...............................................................................          48

THE ACQUISITION AGREEMENT AND THE SCHEME...................................................................          51
  General..................................................................................................          51
  Cancellation and Allotment of Shares.....................................................................          51
  Representations and Warranties...........................................................................          51
  Certain Covenants........................................................................................          51
  No Solicitation..........................................................................................          53
  Related Matters after the Acquisition....................................................................          53
  Stock Options and Employees Benefits.....................................................................          54
  Indemnification..........................................................................................          54
  Conditions...............................................................................................          54
  Termination; Termination Fees and Expenses...............................................................          56
  Amendment and Waiver.....................................................................................          57

SAVILLE OPTION AGREEMENT...................................................................................          58

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS.......................................          59
  Ordinary Shares..........................................................................................          59
  Deferred Shares..........................................................................................          62

DESCRIPTION OF ADC CAPITAL STOCK...........................................................................          63
  General..................................................................................................          63
  Shareholder Rights Plan..................................................................................          63

COMPARISON OF SHAREHOLDER RIGHTS...........................................................................          64
  Shareholder Meetings.....................................................................................          64
  Proxies..................................................................................................          64
  Right to Call Special Meetings...........................................................................          64
  Shareholders' Dissenters' Rights.........................................................................          64
  Board of Directors.......................................................................................          65
  Amendments to Bylaws and Articles........................................................................          65
  Indemnification..........................................................................................          66
  Liabilities of Directors.................................................................................          67
  Mergers and Consolidations...............................................................................          67
  Business Combinations and Control Share Acquisitions.....................................................          68
  Other Anti-Takeover Provisions...........................................................................          68

WHERE YOU CAN FIND MORE INFORMATION........................................................................          70

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS..................................................          72

Annex A--Acquisition Agreement
Annex B--Scheme of Arrangement
Annex C--Opinion of Morgan Stanley & Co. Incorporated
Annex D--Saville Option Agreement

           QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE SCHEME

Q: WHAT IS THE ACQUISITION?


A: On June 19, 1999, Saville entered into an Acquisition Agreement with ADC whereby, pursuant to the Scheme, Saville will become a wholly owned subsidiary of ADC. 0.358 share (the "Ordinary Share Allotment Ratio") of ADC common stock will be issued to the holders of Saville's ordinary shares in consideration for the cancellation of each outstanding ordinary share, which represents a premium of approximately 14.9% (based on the closing price of the ADC common stock as of June 18, 1999) over the closing price for the American Depositary Receipts ("ADRs") evidencing American Depositary Shares ("ADSs") (which in turn represent ordinary shares) on the Nasdaq National Market on June 18, 1999, the last trading day prior to the public announcement of the proposed Acquisition.


    In addition, pursuant to the Acquisition Agreement and the Scheme, each outstanding deferred share of Saville will be cancelled and the holders thereof will receive 0.027 share (the "Deferred Share Allotment Ratio") of ADC common stock and all options to purchase ordinary shares of Saville outstanding on the closing date of the Acquisition will be assumed by ADC and will be converted on the basis of the Ordinary Share Allotment Ratio into options to purchase shares of ADC common stock.

    Following the consummation of the Acquisition, Saville's shareholders will no longer own any interest in Saville.

Q: WHAT ARE THE MEETINGS?

A: The Scheme Ordinary Meeting and the Scheme Deferred Meeting are meetings of the holders of ordinary shares and the holders of deferred shares, respectively, each of which has been convened by the direction of the High Court for the purpose of considering, and, if thought fit, approving the Scheme. The Extraordinary General Meeting for holders of ordinary shares has been convened by Saville for the purpose of considering and, if thought fit, approving the reduction of Saville's capital and certain other matters proposed in, or incidental to, the Scheme.

Q: WHEN AND WHERE WILL THE MEETINGS TAKE PLACE?


A: The Scheme Ordinary Meeting, the Scheme Deferred Meeting and the Extraordinary General Meeting are scheduled to take place at 10:00 a.m., 10:05 a.m. and 10:10 a.m., respectively, local time (or, in each case, as soon thereafter as the relevant preceding Meeting has concluded or been adjourned), on August 31, 1999 at The Great Southern Hotel, Shannon, County Clare, Ireland.


Q: CAN I ATTEND THE MEETINGS?

A: Holders of record of ordinary shares are entitled to attend and vote at the Scheme Ordinary Meeting and the Extraordinary General Meeting either in person or by proxy. Holders of record of deferred shares are entitled to attend and vote at the Scheme Deferred Meeting either in person or by proxy.

Q: WHAT DO SHAREHOLDERS NEED TO DO NOW?


A: Whether or not you intend to attend the relevant Meeting(s) in person, you should indicate on the relevant proxy card(s) how you wish to vote and sign and return the card(s) in the enclosed return envelope as soon as possible so that, if you do not attend personally, you will be represented by proxy at the relevant Meeting(s).


Q: WHAT DO HOLDERS OF ADSS NEED TO DO TO VOTE THEIR SHARES?


A: Holders of ADSs are not entitled to attend the Meetings. Saville has made arrangements with the Bank of New York, as Depositary for the ADRs, so that Saville ADR holders will receive from the Depositary materials explaining the Acquisition. These materials will include forms of instructions to the Depositary for voting the ordinary shares represented by the ADSs at the Scheme Ordinary Meeting and the Extraordinary General Meeting. These materials will also advise ADR holders who wish to attend the Scheme Ordinary Meeting and the Extraordinary General Meeting to take steps to present their ADRs to the Depositary for cancellation and delivery of ordinary shares so as to become record holders of ordinary shares prior to those Meetings.

    Under the terms of Saville's agreement with the Depositary, Saville shall be deemed to have received a proxy to vote those ordinary shares represented by ADSs where the holders do not instruct the Depositary how to vote, and Saville intends to vote all such ordinary shares represented by ADSs FOR the proposals presented at the Meetings.


Q: WHAT DO SHAREHOLDERS WHO HAVE SENT IN A PROXY CARD DO IF THEY WANT TO CHANGE
  THEIR VOTE?

A: Just mail a later-dated, signed proxy card or other instrument revoking your proxy to be received by the time as set forth herein to the offices of Saville's Registrar or to the registered office of Saville as described herein. Shareholders who are record holders of ordinary shares or deferred shares may also change their vote by attending the relevant Meeting and voting in person.

Q: IF MY ADRS ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
  SHARES FOR ME?


A: Your broker will instruct the Depositary how to vote your ordinary shares represented by ADSs for you only if you provide instructions on how to vote. You should instruct your broker how to vote, following the directions provided by your broker. Without instructions, your broker will not be able to instruct the Depositary how to vote your ordinary shares represented by ADSs. As noted above, under the terms of Saville's agreement with the Depositary, Saville shall be deemed to have received a proxy to vote those ordinary shares represented by ADSs where the holders do not instruct the Depositary how to vote, including those ADRs in respect of which instructions are not received because a broker has not received appropriate instructions on how to vote. Saville intends to vote all such ordinary shares represented by ADSs FOR the proposals presented at the Meetings.


Q: SHOULD I SEND IN MY SHARE CERTIFICATES OR ADRS NOW?

A: No. If the Acquisition is consummated, you will receive written instructions for exchanging your share certificates or ADRs.

Q: WHEN AND WHERE WILL THE HIGH COURT SANCTION HEARING TAKE PLACE?


A: At this time, it is not possible to say on what date the hearing will take place but it is expected to take place in October. The hearing will take place at the Four Courts, Dublin 7, Ireland.


Q: CAN I ATTEND THE HIGH COURT SANCTION HEARING?


A: All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer.


Q: WHEN IS THE ACQUISITION EXPECTED TO BE CONSUMMATED?


A: We are working toward consummating the Acquisition as quickly as possible following shareholder approval. However, in addition to shareholder approval, we must also obtain judicial and regulatory approvals or exemptions, including sanctioning of the Scheme by the High Court and certain U.S., Irish and other antitrust approvals or waivers, among others. We hope to obtain the required approvals or exemptions in time to consummate the Acquisition by October 31, 1999; however, it is possible that the Acquisition will not be completed until a later date.


Q: WHAT ARE THE U.S. FEDERAL TAX CONSEQUENCES OF THE ACQUISITION ARRANGEMENT TO
  ME?

A: Your receipt of shares of ADC common stock that are delivered to you in consideration for the cancellation of your ordinary shares (or your ADSs) pursuant to the Scheme will not be taxable in the United States.

Q: WHAT ARE THE IRISH TAX CONSEQUENCES OF THE ACQUISITION TO ME?


A: The receipt of shares of ADC common stock in consideration for the cancellation of ordinary shares or deferred shares will not give rise to Irish capital gains tax.



    Saville and ADC intend to make an application to the Irish tax authorities to obtain a ruling that the assumption of Saville options by ADC and their conversion into ADC options is not a taxable event under Irish law. Saville and ADC cannot predict whether such a ruling will be obtained.


Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: For additional information about the Acquisition, including information about how to complete and return your proxy card, please contact Saville's Investor Relations Department in the United States at 781-270-6500. For additional information about ADC, please contact its Investor Relations Department at 612-946-3630.

                                    SUMMARY


    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE ACQUISITION, THE ACQUISITION AGREEMENT AND THE SCHEME FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE ACQUISITION AGREEMENT AND THE SCHEME, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" (PAGE 70). WE HAVE INCLUDED PAGE REFERENCES PARENTHETICALLY TO DIRECT YOU TO A MORE COMPLETE DESCRIPTION OF THE TOPICS PRESENTED IN THIS SUMMARY.



THE COMPANIES (PAGE 21)
SAVILLE SYSTEMS PLC
IDA Business Park
Dangan
Galway, Ireland


    Saville provides innovative, convergent customer care and billing solutions to service providers in the global telecommunications and energy industries. Saville offers products and services designed to enable telecommunications and energy service providers to bring new service offerings to market quickly, and to bill accurately and reliably for multiple services on one convergent invoice.


ADC TELECOMMUNICATIONS, INC.
12501 Whitewater Drive
Minnetonka, Minnesota 55343


    ADC is a global supplier of voice, video and data systems for telephone, cable television, Internet, broadcast, wireless and private communications networks. ADC's systems enable local access and high-speed transmission of communications services from providers to consumers and businesses over fiber-optic, copper, coaxial and wireless media.


THE ACQUISITION AGREEMENT AND THE SCHEME (PAGE 51)



    The Scheme and the Acquisition Agreement provide that, among other things, all issued and outstanding ordinary shares of Saville will be cancelled and the holders thereof will receive 0.358 share of ADC common stock in consideration for each ordinary share so cancelled, and all issued and outstanding deferred shares will be cancelled and the holders thereof will receive 0.027 share of ADC common stock in consideration for each deferred share so cancelled. Upon reduction of Saville's capital by the cancellation of the ordinary shares and the deferred shares, the share capital of Saville will be increased by U.S.$98,034.8775 and IRL30,000 by the creation of 39,213,951 new ordinary shares and 30,000 new deferred shares, which will be allotted and issued, credited as fully paid, to ADC. As a result of the Acquisition, Saville will become a wholly owned subsidiary of ADC.



    In addition, the Saville options will be assumed by ADC and converted into options to acquire the number of whole shares of ADC common stock equal to the number of ordinary shares that were issuable upon exercise of the Saville option immediately prior to the effective time of the Acquisition multiplied by the Ordinary Share Allotment Ratio, rounded down to the nearest whole number of shares of ADC common stock. The per share exercise price of shares of ADC common stock issuable upon exercise of these ADC options will be equal to the exercise price per share at which the Saville option was exercisable immediately prior to the effective time divided by the Ordinary Share Allotment Ratio, rounded up to the nearest whole cent. After conversion, the other terms and conditions of the ADC options will be the same as the terms and conditions of the Saville options, except that, in accordance with the terms of the Saville options, the ADC options will be fully vested.

OUR REASONS FOR THE ACQUISITION (PAGE 36)


    We believe that the Acquisition, including the Ordinary Share Allotment Ratio and the Deferred Share Allotment Ratio, is fair to, and in the best interests of, our shareholders. We believe that Saville will be more competitive as a result of economies of scale and synergies realized as a subsidiary of ADC, and that the operations of the combined company will be better able to serve the needs of Saville's customers. In addition, we believe that the combined company will be better able to take advantage of marketing opportunities worldwide. We believe the Acquisition will enable our shareholders to take advantage of this opportunity by receiving an attractive price for their ordinary shares and deferred shares.


OUR RECOMMENDATION TO SHAREHOLDERS (PAGES 32, 36 AND 38)


    Our Board of Directors believes that the Acquisition is in the best interests of our shareholders and recommends that shareholders vote FOR approval of the Scheme, the reduction of Saville's capital and other matters to be proposed at the Meetings.


WHAT YOU WILL RECEIVE (PAGES 51 AND 54)


    Following consummation of the Acquisition:

    - each holder of ordinary shares (including ordinary shares represented by ADSs) will receive 0.358 share of ADC common stock in consideration for each ordinary share (or ADS representing one ordinary share) owned by such shareholder;

    - each holder of deferred shares will receive 0.027 share of ADC common stock in consideration for each deferred share owned by such shareholder; and

    - holders of Saville options will receive ADC options as described herein.


THE MEETINGS (PAGE 30)



    The Scheme Ordinary Meeting, the Scheme Deferred Meeting and the Extraordinary General Meeting are being held at The Great Southern Hotel, Shannon, County Clare, Ireland, on August 31, 1999 and are scheduled for 10:00 a.m., 10:05 a.m. and 10:10 a.m., local time, respectively (or, in each case, as soon thereafter as the relevant preceding Meeting has been concluded or adjourned). At each of the Scheme Ordinary Meeting and the Scheme Deferred Meeting, shareholders of the relevant class will be asked to approve the Scheme. At the Extraordinary General Meeting, shareholders will be asked to approve the reduction of Saville's capital and certain other matters proposed in, or related to, the Scheme.



SHAREHOLDERS ENTITLED TO VOTE (PAGE 31)



    Each holder of record of ordinary shares is entitled to vote either in person or by proxy at the Scheme Ordinary Meeting and will be entitled at that Meeting to one vote for every ordinary share held by him. Voting will be by way of a poll.



    Lawrence Barker, John J. Boyle III, Michael Durance, Susan Ernst, Eric Fredine, Christopher Hanson and Robin Winn (the "Excluded Officers"), each an executive officer of Saville, have entered into employment agreements with ADC pursuant to which they will receive, among other things, options to purchase shares of ADC common stock. See "The Acquisition--Interests of Certain Persons in the Acquisition". Accordingly, the interests of the Excluded Officers, each of whom owns ADSs, differ or may differ from those of other persons owning ordinary shares, and the Excluded Officers have therefore agreed to instruct the Depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADSs owned by them and have agreed to be bound by the Scheme in respect of those shares.

    Each holder of record of deferred shares, other than John J. Boyle III, is entitled to vote either in person or by proxy at the Scheme Deferred Meeting and will be entitled at that meeting to one vote for every deferred share held by him. Voting will be by way of a poll. John J. Boyle III has entered into certain employment and other agreements with ADC. See "The Acquisition--Interests of Certain Persons in the Acquisition." As a result, Mr. Boyle, who owns deferred shares, will not be entitled to vote at the Scheme Deferred Meeting but has agreed to be bound by the Scheme in respect of those shares.



    Each holder of record of ordinary shares is entitled to vote in person or by proxy at the Extraordinary General Meeting. On a show of hands, each shareholder will have one vote, and on a poll, each shareholder will have one vote for each ordinary share held by him.



QUORUM REQUIREMENTS (PAGE 31)



    Saville has been advised by McCann FitzGerald, its Irish counsel, that, unless the High Court decides that the circumstances justify a different quorum, two holders of record of ordinary shares or (as the case may be) deferred shares (other than John J. Boyle III) entitled to vote at the relevant Meeting, each appearing in person or by proxy, will constitute a quorum for the transaction of business at the Scheme Ordinary Meeting or (as the case may be) the Scheme Deferred Meeting.


    Three holders of record of ordinary shares, each appearing in person or represented by proxy, will constitute a quorum for the transaction of business at the Extraordinary General Meeting.


VOTES REQUIRED (PAGE 32)


    SCHEME ORDINARY MEETING. In order to consummate the Acquisition, the Scheme must be approved at the Scheme Ordinary Meeting by (i) a majority in number of those holders of ordinary shares present and voting in person or by proxy and
(ii) 75% in value of those holders of ordinary shares present and voting in person or by proxy. The custodian for the Depositary is the shareholder of record in respect of those ordinary shares represented by ADSs.


    As of July 20, 1999 executive officers, directors and their affiliates (other than the Excluded Officers) beneficially owned an aggregate of 1,893,348 ordinary shares, or approximately 4.8% of the outstanding ordinary shares.



    SCHEME DEFERRED MEETING. In order to consummate the Acquisition, the Scheme must be approved at the Scheme Deferred Meeting by (i) a majority in number of those holders of deferred shares present and voting in person or by proxy and
(ii) 75% in value of those holders of deferred shares present and voting in person or by proxy (other than John J. Boyle III, who will not be entitled to vote at the Scheme Deferred Meeting but has agreed to be bound by the Scheme in respect of those shares).



    As of July 20, 1999, executive officers, directors and their affiliates (other than Mr. Boyle) beneficially owned an aggregate of 14,813 deferred shares, or approximately 49.4% of the deferred shares.



    EXTRAORDINARY GENERAL MEETING. In order to consummate the Acquisition, the resolution to be proposed at the Extraordinary General Meeting must be approved by not less than 75% of the votes cast at the Extraordinary General Meeting by the holders of ordinary shares. The custodian for the Depositary is the shareholder of record in respect of those ordinary shares represented by ADSs.



EFFECT OF ABSTENTIONS AND BROKER NON-VOTES (PAGE 32)



    Holders of shares that abstain from voting such shares and holders of ADRs that instruct the Depositary not to vote the shares represented by ADSs which their ADRs evidence as to a particular matter will not have such shares counted as votes in favor of such matter, and such shares also will not be counted as shares voted on such matter and may not count towards a quorum on such matter. Accordingly, such abstentions will have no effect on the voting on the matters presented for approval by the shareholders at any of the Meetings. Under the terms of Saville's agreement with the Depositary, Saville shall be deemed to have received a proxy to vote those ordinary shares represented by ADSs where the holders do not instruct the Depositary how to vote, including those ordinary shares represented by ADSs held in "street name" by a broker or nominee who indicates on a form of instructions that he does not have discretionary authority to instruct the Depositary how to vote as to a particular matter. Saville intends to vote all such ordinary shares represented by ADSs FOR the proposals presented at the Meetings. Accordingly, broker non-votes will have the same effect as a vote for the matters presented for approval at the Meetings.



REQUIREMENTS AS TO PROXIES (PAGE 33)



    To be valid, a proxy form for any of the Meetings must be deposited not less than 48 hours prior to the time appointed for the holding of that Meeting at the offices of Saville's Registrar, Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, or the registered office of Saville, IDA Business Park, Dangan, Galway, Ireland, or, in the case of the Scheme Ordinary Meeting or the Scheme Deferred Meeting, delivered to the Chairman of the relevant Meeting at such Meeting.


    Any proxy may be revoked at any time by a shareholder before its being voted by:

    - voting in person at the relevant Meeting (although mere personal attendance at the relevant Meeting will not constitute a revocation of a proxy);


    - delivery of a subsequently dated proxy, provided that such subsequently dated proxy must be received at either of the above offices not less than 48 hours prior to the time appointed for holding of the relevant Meeting, or, in the case of the Scheme Ordinary Meeting or the Scheme Deferred Meeting, delivered to the Chairman of the relevant Meeting at such Meeting; or


    - delivery of written revocation of such proxy, provided that such revocation must be received at either of the above offices not less than one hour prior to the time appointed for the holding of the relevant Meeting.


THE ACQUISITION AGREEMENT AND THE SCHEME (PAGE 51)


    The Acquisition Agreement is attached as Annex A to this Proxy Statement and the Scheme is attached as Annex B to this Proxy Statement. We encourage you to read the Acquisition Agreement and the Scheme as they are the legal documents that govern the Acquisition.


INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION (PAGE 43)



    A number of executive officers and directors of Saville have interests in the Acquisition that are or may be different from or in addition to your interests. Seven executive officers of Saville have executed employment agreements with ADC which provide for certain benefits and the issuance of shares of ADC common stock or the grant of additional options to purchase ADC common stock. Certain executive officers and directors will also receive ADC options in exchange for Saville options. These options will become fully vested upon consummation of the Acquisition. In addition, ADC has agreed to make severance payments to 21 executives of Saville if, within 12 months following the Acquisition, the executive's employment with ADC is terminated by ADC "without cause" or by the executive for "good reason" (as each such phrase is defined in the severance arrangements).



CONDITIONS TO THE ACQUISITION (PAGE 54)


    The consummation of the Acquisition depends upon meeting a number of conditions set forth in the Acquisition Agreement, including, among others, the following:

    - obtaining the requisite approvals by our shareholders;

    - absence of governmental prohibitions to consummation of the Acquisition or governmental actions seeking any such prohibition;

    - obtaining required judicial, governmental and other regulatory authorizations, consents, orders, approvals of or declarations or filings with, or expiration or waiver of waiting periods imposed by any governmental entity or any applicable jurisdiction or exemptions, including the sanctioning of the Scheme and the confirmation of the reduction of Saville's capital by the High Court;

    - receipt by Saville and ADC of certain letters from their respective auditors with respect to the accounting treatment of the Acquisition as a "pooling of interests";

    - receipt of an opinion of legal counsel as to the U.S. federal income tax treatment of the Acquisition; and

    - absence of a material adverse change in Saville's business.

    Certain of the conditions to the consummation of the Acquisition may be waived by the party entitled to the benefit of the condition.


TERMINATION OF THE ACQUISITION AGREEMENT AND ABANDONMENT OF THE SCHEME (PAGE 56)


    Saville and ADC can jointly agree to terminate the Acquisition Agreement and abandon the Scheme at any time. Either party may also terminate the Acquisition Agreement and abandon the Scheme under certain circumstances, including, among others:

    - the Acquisition is not completed by December 31, 1999;

    - any governmental entity has taken action, which is final and binding, to prohibit the Acquisition;

    - Saville does not obtain the requisite shareholder approvals or sanction of the High Court;


    - judgments, orders, decrees, statutes, laws, ordinances, rules or regulations are entered, enacted, promulgated, enforced or issued by any court or government entity or other legal restraint or prohibition having certain material effects on Saville or ADC are in effect and are final and nonappealable; or


    - the other party materially breaches any representation, warranty, covenant or agreement in the Acquisition Agreement.

    In addition, under certain circumstances, either party may terminate the Acquisition Agreement and abandon the Scheme if Saville enters into an agreement to effect a Superior Proposal (as defined in the Acquisition Agreement) proposed by a third party. ADC may also terminate the Acquisition Agreement if Saville withdraws or modifies, in a manner adverse to ADC, its approval of the Acquisition or if Saville approves an Acquisition Proposal (as defined in the Acquisition Agreement), including a Superior Proposal.


OPINION OF SAVILLE'S FINANCIAL ADVISOR (PAGE 38)



    Morgan Stanley & Co. Incorporated ("Morgan Stanley"), acting as Saville's financial advisor in connection with the Scheme, rendered its oral opinion (which was subsequently confirmed by delivery of a written opinion dated June 18, 1999) to Saville's Board of Directors to the effect that, as of the date of such opinion and based upon and subject to various conditions set forth in its opinion, the Ordinary Share Allotment Ratio as set forth in the Scheme is fair, from a financial point of view, to holders of Saville's ordinary shares. Morgan Stanley's opinion is summarized on pages 38 to 42 and the full text of the opinion is attached as Annex C to this Proxy Statement. Morgan Stanley's opinion is not a recommendation as to how holders of ordinary shares or deferred shares should vote at the Meetings. Saville encourages you to read Morgan Stanley's opinion in its entirety.

THE HIGH COURT SANCTION HEARING (PAGE 43)



    The hearing by the High Court of Saville's application for the sanction of the Scheme and the confirmation of the proposed reduction of capital will take place on a day which will be appointed by the High Court following a separate application for that purpose. At the same time as the High Court appoints the day for hearing, it will direct how the date of the hearing should be advertised. Saville will propose that such advertising should be placed in the legal notices sections (or similar available alternative section) in the Wall Street Journal and The Irish Times newspapers. All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer. Submissions and arguments to the High Court are generally made orally, but any facts other than those expressed in Saville's own documents which a person wishes to put forward must be put forward as evidence in the form of sworn written statements (an "affidavit" being the standard form for this in Irish practice). Any person proposing to make submissions or put forward evidence to the High Court at the hearing will be requested to advise Saville's Irish lawyers in advance and they in turn will advise the High Court. Individuals may make these submissions personally or by a professional lawyer entitled to appear in High Court in Ireland (a "solicitor" or "barrister" in Irish practice).



    The hearing will take place on the advertised date or on adjourned dates then fixed by the High Court. The High Court will consider the submissions and evidence presented to it so as to establish whether the requirements of Irish law and Saville's corporate constitution (its "memorandum and articles of association") so far as these are applicable have been complied with, whether the necessary majorities of Saville's shareholders of record have voted in favor of approving the Scheme and the resoluton for the reduction of Saville's capital, and whether the Scheme and reduction of capital are fair and reasonable in all circumstances. The High Court may announce its decision immediately after the hearing or may defer this until a date to be announced later.



REGULATORY FILINGS AND APPROVALS (PAGE 46)


    In order to consummate the Acquisition, both ADC and Saville must make certain filings and receive authorizations from various governmental agencies. These include, but are not limited to:

    - the sanctioning of the Scheme by the High Court after a hearing on the fairness of the Acquisition;

    - the expiration or termination of the applicable waiting period, or any extensions thereof, pursuant to the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act");

    - written clearance from the Irish Minister for Enterprise, Trade and Employment (or elapsing of the relevant waiting period) under the Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended (the "Irish Control Act"); and

    - similar orders or expiration of the applicable waiting periods from the appropriate authorities in Canada and Australia.

    It is possible that some of these governmental authorities may impose conditions for granting approval. We cannot predict whether we will obtain all of the required regulatory approvals within the time frame contemplated by the Acquisition Agreement or without burdensome conditions.


EFFECTIVE TIME OF THE ACQUISITION (PAGE 43)



    The Acquisition will be consummated upon delivery to the Registrar of Companies in Dublin, Ireland, of a copy of the final order of the High Court sanctioning the Scheme and confirming the reduction of Saville's capital, and the registration by the Registrar of the order confirming the reduction of Saville's capital.

U.S. FEDERAL INCOME TAX CONSEQUENCES (PAGE 48)


    Saville intends that the Acquisition will be treated as a tax-free reorganization. If it qualifies as a reorganization U.S. Holders (as defined herein) will not recognize a gain or loss as a result of the consummation of the Acquisition and the receipt of shares of ADC common stock in exchange for your ordinary shares or deferred shares.


IRISH TAX CONSEQUENCES (PAGE 50)



    The receipt of ADC common stock in consideration for the cancellation of ordinary shares or deferred shares will not give rise to Irish capital gains tax.



    The assumption of Saville options by ADC and their conversion into ADC options is not a taxable event under Irish law.



ACCOUNTING TREATMENT (PAGE 47)



    ADC and Saville intend for the Acquisition to be treated as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Saville will be carried forward to ADC at their recorded amounts, income of ADC will include income or loss of Saville for the entire fiscal year in which the combination occurs and the reported income or loss of the separate companies for prior periods will be combined and restated as income or loss of ADC. Saville received a letter from PricewaterhouseCoopers LLP, its independent accountants, dated June 18, 1999, stating that Saville will qualify as a party to a pooling of interests transaction. ADC received a letter from Arthur Andersen LLP, its independent accountants, dated June 18, 1999, stating that ADC will qualify as a party to a pooling of interests transaction. It is a condition to consummation of the Acquisition that neither of these letters be withdrawn or modified in any respect as of the Effective Date (as defined in the Scheme) and that ADC shall have received a letter from Arthur Andersen LLP, dated as of the Effective Date, stating that the Acquisition will qualify as a pooling of interests transaction under Accounting Principles Board Opinion No. 16 and applicable regulations of the U.S. Securities and Exchange Commission (the "Commission").



TERMINATION FEE (PAGE 56)


    Pursuant to the Acquisition Agreement, Saville has agreed to pay ADC's actual expenses up to $1,500,000 if the Acquisition Agreement is terminated in certain circumstances, including:

    - as a result of Saville's shareholders' failure to approve the Acquisition and if, after the date of the Acquisition Agreement and prior to its termination date, an Acquisition Proposal (as defined in the Acquisition Agreement) occurs;

    - if Saville breaches a representation or warranty of the Acquisition Agreement which breach has or is reasonably likely to have a material adverse effect on Saville or Saville fails to perform its covenants or agreements, and fails to cure such breach within 30 days following receipt of notice thereof from ADC;

    - Saville's Board of Directors withdraws or modifies in any manner adverse to ADC its recommendation of the Scheme; or

    - Saville enters into an agreement to effect a Superior Proposal (as defined in the Acquisition Agreement) prior to termination of the Acquisition Agreement.

    In addition, Saville has agreed to pay ADC a fee of $21,000,000 if the Acquisition Agreement is terminated in certain other circumstances, including:


    - if the Acquisition Agreement is terminated due to the failure to obtain shareholder approval or if Saville breaches a representation or warranty that has or is likely to have a material adverse effect on Saville or fails to perform its covenants or agreements, and fails to cure such breach within 30 days after receiving notice of such breach, and
      (1) concurrently or within nine months after such termination, Saville enters into an agreement, arrangement or binding understanding with respect to an Acquisition Proposal or a tender offer or exchange offer or similar transaction directly with Saville's shareholders for the acquisition of a majority of the outstanding ordinary shares which has been unilaterally commenced by a third party that made an Acquisition Proposal at or prior to the time of such termination shall have become unconditional or irrevocable, or (2) within six months after such a termination, if some other third party made an Acquisition Proposal at or prior to the time of such termination, and either Saville shall enter into a Third Party Deal (as defined in the Acquisition Agreement) with any other third party or a Hostile Tender (as defined in the Acquisition Agreement) commenced by any other third party shall have become unconditional or irrevocable;


    - the breach by Saville of its non-solicitation covenant;

    - Saville's entering into an agreement or understanding to effect a Superior Proposal (as defined in the Acquisition Agreement); or

    - the withdrawal by the Board of Directors of Saville of its approval or recommendation of the Acquisition Agreement or the Acquisition or the approval or recommendation by Saville's Board of Directors of an Acquisition Proposal. See "The Acquisition Agreement and the Scheme--Termination; Termination Fees and Expenses."


SHARE OPTION (PAGE 58)


    Saville has granted ADC an option to purchase up to 7,799,805 ordinary shares of Saville (which represented 19.9% of the issued and outstanding ordinary shares as of the date of the Acquisition Agreement) exercisable if the Acquisition Agreement is terminated and the Scheme is abandoned under certain circumstances. The exercise price of this option is $17.50 per share, payable in cash. The option agreement contains other features which, among other things, permit ADC to require Saville to purchase the option from ADC for cash and limit the profit which ADC can realize in connection with the option and Termination Fee combined to $21,000,000.


NO RIGHT TO DISSENT (PAGE 32 AND 48)


    Under Irish law, after the Effective Time (as defined in the Scheme) you will not have a right to dissent and obtain payment of the "fair value" for, or otherwise seek approval of the value of, your ordinary shares, deferred shares or Saville options with respect to the Acquisition.


SURRENDER OF SHARE CERTIFICATES AND ADRS (PAGE 48)



    Following the Effective Time, ADC will cause a letter of transmittal to be mailed to all holders of ordinary shares (including those represented by ADSs evidenced by ADRs) and deferred shares containing instructions for surrendering their certificates representing ordinary shares and deferred shares and ADRs. CERTIFICATES AND ADRS SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED, FULLY COMPLETED AND RETURNED BY SUCH HOLDER AS INSTRUCTED IN THE LETTER OF TRANSMITTAL.



CERTAIN EFFECTS OF THE ACQUISITION (PAGES 63 AND 64)



    Upon consummation of the Acquisition, holders of Saville's ordinary shares and deferred shares will become shareholders of ADC. The internal affairs of ADC are governed by the Minnesota Business Corporation Act and ADC's Restated Articles of Incorporation and Bylaws. The Acquisition will result in certain differences in the rights of holders of Saville ordinary shares and deferred shares. See "Description of ADC Capital Stock" and "Comparison of Shareholder Rights."

           SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF SAVILLE


    We are providing the following financial information of Saville to aid you in your analysis of the financial aspects of the Acquisition. The selected consolidated financial data set forth below have been derived from Saville's consolidated financial statements for the periods indicated. Our audited consolidated financial statements are stated in United States dollars and are prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The information is only a summary and should be read in conjunction with our historical consolidated financial statements (and related notes) contained in our annual reports and other information that we have filed with the Commission. See "Where You Can Find More Information." The selected consolidated financial data of Saville provided for the three months ended March 31, 1998 and 1999 are unaudited; however, in the opinion of Saville's management, the accompanying selected consolidated financial data contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the selected financial data for such periods. The results of operations for the three months ended March 31, 1998 and 1999 may not be indicative of the results of operations for the full year.



                                                                                                                THREE
                                                                                                                MONTHS
                                                                                                                ENDED
                                                              YEAR ENDED DECEMBER 31,                         MARCH 31,
                                               ------------------------------------------------------  ------------------------
                                                 1994       1995       1996       1997        1998        1998         1999
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
                                                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)            (UNAUDITED)
STATEMENTS OF INCOME DATA:
REVENUE
  Services...................................  $  17,597  $  25,084  $  44,478  $  84,856  $  124,730   $  29,939    $  26,383
  License Fees...............................      2,476      5,212      9,442     22,189      42,975       8,083        3,785
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Total Revenue................................     20,073     30,296     53,920    107,045     167,705      38,022       30,168

EXPENSES
  Cost of services...........................      8,640     12,221     22,058     39,603      61,588      14,048       17,957
  Cost of license fees.......................         31         65        337        579       1,269         280           91
  Sales and marketing........................      1,391      1,519      3,379      6,266       8,668       1,922        2,457
  Research and development...................        184      1,591      4,171     10,146      21,389       3,931        6,088
  General and administrative.................      2,971      6,784     10,705     20,444      32,194       6,543        8,409
  Charge for purchased in-process research
    and development..........................         --         --         --         --       9,168          --           --
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Total Expenses...............................     13,217     22,180     40,650     77,038     134,276      26,724       35,002

(Loss) Income from operations................      6,856      8,116     13,270     30,007      33,429      11,298       (4,834)
Other income, net............................        252        208      1,491      2,154       3,364         723          719
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
(Loss) Income before income taxes............      7,108      8,324     14,761     32,161      36,793      12,021       (4,115)
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Income tax (benefit) provision...............      1,597      1,872      3,052      7,989       9,741       2,825         (946)
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Income before minority interest..............      5,511      6,452     11,709     24,172      27,052       9,196       (3,169)
Minority interest share in subsidiaries' net
  (loss) income..............................        154         70        140        235          --          --           --
Net (loss) income............................  $   5,357  $   6,382  $  11,569  $  23,937  $   27,052   $   9,169    $  (3,169)
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Basic earnings (loss) per share..............  $    0.18  $    0.21  $    0.32  $    0.65  $     0.70   $    0.24    $   (0.08)
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Diluted earnings (loss) per share............  $    0.17  $    0.20  $    0.31  $    0.61  $     0.67   $    0.23    $   (0.08)
                                               ---------  ---------  ---------  ---------  ----------  -----------  -----------
Shares used in computing earnings (loss) per
  ordinary share (in thousands)
  Ordinary Shares............................     30,009     30,631     35,458     36,745      38,471      37,822       39,029
  Ordinary Shares assuming dilution..........     31,443     32,302     37,897     39,323      40,545      40,845       39,029

                                                                                AS OF
                                                                            DECEMBER 31,                           AS OF
                                                       -------------------------------------------------------   MARCH 31,
                                                         1994       1995       1996        1997        1998        1999
                                                       ---------  ---------  ---------  ----------  ----------  -----------
                                                                           (IN THOUSANDS)                       (UNAUDITED)
BALANCE SHEET DATA:
Cash and cash equivalents............................  $   3,509  $  23,722  $  34,395  $   55,785  $   40,330   $  42,614
Short-term investments...............................         --         --      1,000      13,015      47,492      44,884
Total assets.........................................      9,290     36,031     56,489     105,375     161,645     158,557
Long-term liabilities................................        689         44         --         336       1,178         146
Shareholders' equity.................................      5,452     30,924     46,611      80,302     132,090     131,616

             SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF ADC

    We are providing the following financial information of ADC to aid you in your analysis of the financial aspects of the Acquisition. The selected consolidated financial data set forth below have been derived from ADC's consolidated financial statements for the periods indicated. ADC's audited financial statements are stated in United States dollars and prepared in accordance with U.S. GAAP. The information is only a summary and should be read in conjunction with ADC's historical financial statements (and related notes) contained in ADC's reports and other information that ADC has filed with the Commission. See "Where You Can Find More Information." The selected financial data of ADC provided for the six months ended April 30, 1998 and 1999 are unaudited; however, in the opinion of ADC's management, the accompanying selected financial data contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the selected financial data for such periods. The results of operations for the six months ended April 30, 1998 and 1999 may not be indicative of the results of operations for the full year.


                                                                                                                 SIX
                                                                                                                MONTHS
                                                                                                                ENDED
                                                        FISCAL YEAR ENDED OCTOBER 31,                         APRIL 30,
                                        --------------------------------------------------------------  ----------------------
                                           1994        1995        1996         1997          1998         1998        1999
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
                                               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)               (UNAUDITED)
STATEMENTS OF INCOME DATA:
Net sales.............................  $  448,735  $  586,222  $  828,009  $  1,164,450  $  1,379,678  $  621,031  $  787,334
Cost of product sold..................     221,448     302,094     438,847       621,811       736,537     330,514     410,916
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
Gross profit..........................     227,287     284,128     389,162       542,639       643,141     290,517     376,418
Expenses:
  Research and development............      48,974      66,460      90,038       122,638       137,912      68,036      79,180
  Selling and administration..........     110,799     130,297     160,705       221,624       268,007     126,501     164,890
  Goodwill amortization...............       3,135       3,133       5,235        10,013        11,656       5,506       9,872
  Non-recurring charges...............          --       3,914          --        22,700            --          --      60,327
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
Operating income......................      64,379      80,324     133,184       165,664       225,566      90,474      62,149
Other income (expense), net...........         (58)      5,905       3,479         4,393           168       1,445      (2,846)
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
Income before income taxes and
  extraordinary item..................      64,321      86,229     136,663       170,057       225,734      91,919      59,303
Provision for income taxes............      23,800      31,043      49,200        61,220        79,007      32,172      27,646
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
Income before extraordinary item......      40,521      55,186      87,463       108,837       146,727      59,747      31,657
Extraordinary item, net of income
  taxes...............................      (1,450)         --          --            --            --          --          --
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
Net income............................  $   39,071  $   55,186  $   87,463  $    108,837  $    146,727  $   59,747  $   31,657
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
                                        ----------  ----------  ----------  ------------  ------------  ----------  ----------
Earning per share (basic):
  Weighted average common shares
    outstanding.......................     111,220     117,094     128,314       131,673       134,327     133,997     135,190
  Income before extraordinary item....  $     0.36  $     0.47  $     0.68  $       0.83  $       1.09  $     0.45  $     0.23
  Net income..........................  $     0.35  $     0.47  $     0.68  $       0.83  $       1.09  $     0.45  $     0.23
Earnings per share (diluted):
  Weighted average common shares
    outstanding.......................     113,308     119,580     130,903       134,356       136,307     136,367     138,373
  Income before extraordinary item....  $     0.36  $     0.46  $     0.67  $       0.81  $       1.08  $     0.44  $     0.23
  Net income..........................  $     0.34  $     0.46  $     0.67  $       0.81  $       1.08  $     0.44  $     0.23

                                                                    AS OF OCTOBER 31,                           AS OF
                                               ------------------------------------------------------------   APRIL 30,
                                                  1994        1995        1996        1997         1998          1999
                                               ----------  ----------  ----------  ----------  ------------  ------------
                                                                      (IN THOUSANDS)                         (UNAUDITED)
BALANCE SHEET DATA:
Total current assets.........................  $  199,368  $  447,747  $  499,501  $  549,467  $    862,870  $    726,127
Property and equipment, net..................      66,132      78,686     131,080     215,677       256,961       279,299
Other assets.................................      69,184      74,650     138,184     171,159       180,756       302,365
                                               ----------  ----------  ----------  ----------  ------------  ------------
                                               $  334,684  $  601,083  $  768,765  $  936,303  $  1,300,587  $  1,307,791
                                               ----------  ----------  ----------  ----------  ------------  ------------
                                               ----------  ----------  ----------  ----------  ------------  ------------
Total current liabilities....................  $   67,353  $   88,961  $  142,079  $  182,399  $    383,444  $    315,943
Deferred income taxes........................       2,163       1,256       2,303          --            --            --
Long-term debt...............................         410          --       6,913       3,109         2,769         9,464
Total shareowners' investment................     264,758     510,866     617,470     750,795       914,374       982,384
                                               ----------  ----------  ----------  ----------  ------------  ------------
                                               $  334,684  $  601,083  $  768,765  $  936,303  $  1,300,587  $  1,307,791
                                               ----------  ----------  ----------  ----------  ------------  ------------
                                               ----------  ----------  ----------  ----------  ------------  ------------

                  UNAUDITED PRO FORMA COMBINED FINANCIAL DATA


    The following unaudited pro forma financial statements give effect to the Acquisition to be accounted for as a pooling of interests. The unaudited pro forma condensed balance sheet presents the combined financial position of ADC and Saville as of April 30, 1999 assuming that the proposed Acquisition had occurred as of April 30, 1999. Such pro forma information is based upon the historical balance sheet data of ADC as of April 30, 1999 and Saville as of March 31, 1999. The unaudited pro forma condensed statements of income give effect to the proposed Acquisition by combining the results of operations of ADC for the three years ended October 31, 1998 and for the six months ended April 30, 1999 with the results of operations of Saville for the three years ended September 30, 1998 and the six months ended March 31, 1999, respectively, on a pooling of interests basis. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of ADC and Saville and notes thereto included elsewhere in this Proxy Statement.


           SELECTED UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME


                                                                  PRO FORMA COMBINED STATEMENT OF INCOME
                                                                FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996
                                                    -------------------------------------------------------------------
                                                                            SAVILLE
                                                          ADC              12 MONTHS
                                                       YEAR ENDED            ENDED           PRO FORMA       PRO FORMA
                                                    OCTOBER 31, 1996   SEPTEMBER 30, 1996   ADJUSTMENTS     AS ADJUSTED
                                                    ----------------   ------------------   -----------     -----------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)
Net Sales.........................................      $828,009            $45,792                          $873,801
Cost of Products Sold.............................       438,847             19,178                           458,025
                                                        --------            -------                         -----------
Gross Profit......................................       389,162             26,614                           415,776

Expenses:
  Research and Development........................        90,038              3,582                            93,620
  Selling and Administration......................       160,705             12,515                           173,220
  Goodwill Amortization...........................         5,235                 --                             5,235
  Non-recurring charges...........................            --                 --                                --
                                                        --------            -------                         -----------
    Total expenses................................       255,978             16,097                           272,075
Operating Income..................................       133,184             10,517                           143,701
Other Income, net.................................         3,479              1,087                             4,566
                                                        --------            -------                         -----------
Income before Income Taxes........................       136,663             11,604                           148,267
Provision for Income Taxes........................        49,200              2,224                            51,424
                                                        --------            -------                         -----------
Income before Minority Interest...................        87,463              9,380                            96,843
Minority Interest.................................            --                 64                                64
                                                        --------            -------                         -----------
Net income........................................      $ 87,463            $ 9,316                          $ 96,779

Basic Earnings per share..........................      $   0.68            $  0.27                          $   0.69
Diluted earnings per share........................      $   0.67            $  0.25                          $   0.67
Shares............................................       128,314             34,594           (22,209)(1)     140,699
Shares assuming dilution..........................       130,903             36,919           (23,702)(1)     144,120


------------------------

(1) Adjusted to reflect the 0.358 share of ADC common stock and common stock equivalents to be issued in consideration for the cancellation of each ordinary share of Saville.

                                                                  PRO FORMA COMBINED STATEMENTS OF INCOME
                                                                FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
                                                    -------------------------------------------------------------------
                                                                            SAVILLE
                                                          ADC              12 MONTHS
                                                       YEAR ENDED            ENDED           PRO FORMA       PRO FORMA
                                                    OCTOBER 31, 1997   SEPTEMBER 30, 1997   ADJUSTMENTS     AS ADJUSTED
                                                    ----------------   ------------------   -----------     -----------
                                                        (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA, UNAUDITED)
Net Sales.........................................     $1,164,450           $90,517                         $ 1,254,967
Cost of Products Sold.............................        621,811            35,403                             657,214
                                                    ----------------        -------                         -----------
Gross Profit......................................        542,639            55,114                             597,753

Expenses:
  Research and Development........................        122,638             8,021                             130,659
  Selling and Administration......................        221,624            22,552                             244,176
  Goodwill Amortization...........................         10,013                --                              10,013
  Non-recurring charges...........................         22,700                --                              22,700
                                                    ----------------        -------                         -----------
    Total expenses................................        376,975            30,573                             407,548

Operating Income..................................        165,664            24,541                             190,205
Other Income, net.................................          4,393             1,981                               6,374
                                                    ----------------        -------                         -----------
Income before Income Taxes........................        170,057            26,522                             196,579
Provision for Income Taxes........................         61,220             6,521                              67,741
                                                    ----------------        -------                         -----------
Income before Minority Interest...................        108,837            20,001                             128,838
Minority Interest.................................             --               220                                 220
                                                    ----------------        -------                         -----------
Net income........................................     $  108,837           $19,781                         $   128,618

Basic earnings per share..........................     $     0.83           $  0.54                         $      0.89
Diluted earnings per share........................     $     0.81           $  0.51                         $      0.87

Shares............................................        131,673            36,394           (23,365)(1)       144,702
Shares assuming dilution..........................        134,356            38,904           (24,976)(1)       148,284


------------------------

(1) Adjusted to reflect the 0.358 share of ADC common stock and common stock equivalents to be issued in consideration for the cancellation of each ordinary share of Saville.

                                                                  PRO FORMA COMBINED STATEMENT OF INCOME
                                                                FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
                                                    -------------------------------------------------------------------
                                                                            SAVILLE
                                                          ADC              12 MONTHS
                                                       YEAR ENDED            ENDED           PRO FORMA       PRO FORMA
                                                    OCTOBER 31, 1998   SEPTEMBER 30, 1998   ADJUSTMENTS     AS ADJUSTED
                                                    ----------------   ------------------   -----------     -----------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)
Net Sales.........................................     $1,379,678           $156,351                        $ 1,536,029
Cost of Products Sold.............................        736,537             58,002                            794,539
                                                    ----------------        --------                        -----------
Gross Profit......................................        643,141             98,349                            741,490

Expenses:
  Research and Development........................        137,912             18,591                            156,503
  Selling and Administration......................        268,007             38,010                            306,017
  Goodwill Amortization...........................         11,656                555                             12,211
  Non-recurring charges...........................             --              9,168                              9,168
                                                    ----------------        --------                        -----------
    Total expenses................................        417,575             66,324                            483,899

Operating Income..................................        225,566             32,025                            257,591
Other Income, net.................................            168              2,836                              3,004
                                                    ----------------        --------                        -----------
Income before Income Taxes........................        225,734             34,861                            260,595
Provision for Income Taxes........................         79,007              9,581                             88,588
                                                    ----------------        --------                        -----------
Income before Minority Interest...................        146,727             25,280                            172,007
Minority Interest.................................             --                 70                                 70
                                                    ----------------        --------                        -----------
Net income........................................     $  146,727           $ 25,210                        $   171,937

Basic earnings per share..........................     $     1.09           $   0.66                        $      1.16
Diluted earnings per share........................     $     1.08           $   0.62                        $      1.14

Shares............................................        134,327             38,103          (24,462)(1)       147,968
Shares assuming dilution..........................        136,307             40,599          (26,065)(1)       150,841


------------------------

(1) Adjusted to reflect the 0.358 share of ADC common stock and common stock equivalents to be issued in consideration for the cancellation of each ordinary share of Saville.

                                                          UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                                               FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                                    -------------------------------------------------------------
                                                         ADC            SAVILLE
                                                      SIX MONTHS       SIX MONTHS      PRO FORMA
                                                        ENDED            ENDED          ADJUST-        PRO FORMA
                                                    APRIL 30, 1999   MARCH 31, 1999    MENTS(2)       AS ADJUSTED
                                                    --------------   --------------   -----------     -----------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)
Net Sales.........................................     $787,334         $74,363                        $861,697
Cost of Products Sold.............................      410,916          34,367                         445,283
                                                    --------------      -------                       -----------
Gross Profit......................................      376,418          39,996                         416,414

Expenses:
  Research and Development........................       79,180          12,216                          91,396
  Selling and Administration......................      164,890          20,765                         185,655
  Goodwill Amortization...........................        9,872             637                          10,509
  Non-recurring charges...........................       60,327              --                          60,327
                                                    --------------      -------                       -----------
    Total expenses................................      314,269          33,618                         347,887

Operating Income..................................       62,149           6,378                          68,527
Other Income (expense), net.......................       (2,846)          1,892                            (954)
                                                    --------------      -------                       -----------
Income before Income Taxes........................       59,303           8,270                          67,573
Provision for Income Taxes........................       27,646           1,787                          29,433
                                                    --------------      -------                       -----------
Income before Minority Interest...................       31,657           6,483                          38,140
Minority Interest.................................           --              --                              --
                                                    --------------      -------                       -----------
Net income........................................     $ 31,657         $ 6,483                        $ 38,140

Basic earnings per share..........................     $   0.23         $  0.17                        $   0.26
Diluted earnings per share........................     $   0.23         $  0.16                        $   0.25

Shares............................................      135,190          39,029         (25,057)(1)     149,162
Shares assuming dilution..........................      138,373          39,879         (25,602)(1)     152,650


------------------------

(1) Adjusted to reflect the 0.358 share of ADC common stock and common stock equivalents to be issued in consideration for the cancellation of each ordinary share of Saville.

(2) Pro forma adjustments do not include any adjustments for contingent fees or expenses that may be incurred as a result of this transaction.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              AS OF APRIL 30, 1999
                                 (IN THOUSANDS)


                                                            ADC          SAVILLE
                                                           (AS OF        (AS OF
                                                         APRIL 30,      MARCH 31,      PRO FORMA      PRO FORMA
                                                           1999)          1999)      ADJUSTMENTS(1)  AS ADJUSTED
                                                        ------------  -------------  --------------  ------------
                                                     ASSETS
CURRENT ASSETS
  Cash and short-term investments.....................  $    124,708  $      87,498                  $    212,206
  Accounts receivable, net............................       336,761         38,394                       375,155
  Inventories.........................................       215,759             --                       215,759
  Prepaid income taxes and other assets...............        48,899          6,644                        55,543
                                                        ------------  -------------                  ------------
  Total current assets................................       726,127        132,536                       858,663
Property and equipment, net...........................       279,299         13,207                       292,506
Other Assets, principally goodwill....................       302,365         12,814                       315,179
                                                        ------------  -------------                  ------------
                                                        $  1,307,791  $     158,557                  $  1,466,348
                                                        ------------  -------------                  ------------
                                                        ------------  -------------                  ------------

                                     LIABILITIES AND SHAREOWNERS' INVESTMENT

Current Liabilities...................................  $    315,943  $      26,795                  $    342,738
Long-term debt, less current maturities...............         9,464            146                         9,610
Shareowners' investment...............................       982,384        131,616                     1,114,000
                                                        ------------  -------------                  ------------
                                                        $  1,307,791  $     158,557                  $  1,466,348
                                                        ------------  -------------                  ------------
                                                        ------------  -------------                  ------------


------------------------

(1) Pro forma adjustments do not include any adjustments for contingent fees or expenses that may be incurred as a result of this transaction.

                                 THE COMPANIES

SAVILLE

    Saville provides innovative convergent customer care and billing solutions to service providers in the global telecommunications and energy industries. Saville offers products and services designed to enable telecommunications and energy service providers to bring new service offerings to market quickly, and to bill accurately and reliably for multiple services on one convergent invoice. In order to meet the current and evolving billing requirements of its customers, Saville continuously refines its sophisticated convergent billing platform (CBP-Registered Trademark-) software products for both the UNIX/Oracle-Registered Trademark- and DB2/400 platforms. The customer can either license CBP from Saville or CBP can be provided by a Company-operated service bureau. Saville has also introduced facilities management services, which allow customers to license CBP from Saville and have Saville manage the operation of the software on customer owned hardware. Additionally, Saville has developed relationships with authorized integrators to assist it in providing implementation services to purchasers of CBP products. Saville also offers its interconnect billing platform (IBP-TM-) software product which allows telecommunications companies to bill for carrier-to-carrier transactions and its SavilleCare-TM- product and SavilleExpress-TM- GSM products. SavilleCare allows telecommunications service providers to integrate the SavilleCare call center desktop with the providers' billing and other business support systems. SavilleExpress GSM is a pre-configured module that, through the SavilleExpress modular billing platform, supports the billing of services using the Global Systems for Mobile Communications (GSM) standard for wireless telecommunications. Each of these three products was developed from technologies purchased in 1998.

    In addition to its product offerings, Saville provides its customers with a full range of professional services, including assisting a customer in analyzing its requirements and then designing, developing and implementing a customer care and billing solution. Saville assists its customers on an ongoing basis by addressing their changing business needs through future enhancements and developments to their customer care and billing solutions.

    For a more detailed description of the business of Saville, see the descriptions thereof set forth in Saville's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. See "Where You Can Find More Information."

ADC

    ADC offers a broad range of products and services that enable its customers to construct and upgrade their communications networks to support increasing user demand for voice, Internet/data and video services. Telephone companies, cable television operators, wireless service providers and other public communications network service providers are building the infrastructure required to offer high-speed Internet access, data, video, telephony and other interactive multimedia services to residential and business customers. Broader network bandwidths are required for these services, and ADC's development efforts and product offerings are focused on "unlocking the capacity of the local loop" by eliminating bottlenecks and increasing the speed and efficiency of the network. The local loop is the portion of the public communications network from the local service providers' offices through the network equipment that connects to the subscribers' equipment at their residence or business.

    ADC offers hardware, software, services and integrated solutions within the following three product groups: Broadband Connectivity, Broadband Transport and Access, and Integrated Solutions. Broadband Connectivity products are designed for use in twisted-pair, coaxial, fiber optic or wireless transmission networks and are sold to both public and private global service providers. ADC's Broadband Connectivity products provide the physical contact points for connecting different communications system components and gaining access to communications system circuits for the purpose of installing, testing, monitoring, accessing, managing, reconfiguring, splitting and multiplexing such circuits within global public and private networks. Broadband Transport and Access products enable incumbent local exchange carrier (ILEC), competitive local exchange carriers (CLEC), inter-exchange carriers (IXC), community antenna television (CATV) and wireless service providers to transport and/or provide access to the services they sell to their business and residential customers. These products are best categorized as "Service Delivery Infrastructure," and the services being delivered include voice, data (including Internet services), and video. Broadband Transport and Access transport products operate in the Interoffice and/or Loop Transport portion of the service provider's network and include Soneplex-Registered Trademark-, Cellworx-TM-, Homeworx-TM-, DV6000-TM- and BroadAccess-TM-. Integrated Solutions products and services consist of project management, technical consulting design, implementation, reliability, performance and training services, and software systems, which support multidivision and multi-vendor solutions. ADC's customers include: public network providers, which consist of the U.S. Regional Bell Operating Companies (RBOCs), post telephone and telegraph companies (PTTs), other telephone companies, long distance carriers, wireless service providers, cable TV operators, Internet service providers and other international and domestic public network providers; private and governmental network providers (such as various large business customers and governmental agencies); and communications original equipment manufacturers (OEMs).


    For a more detailed description of the business of ADC, see the descriptions thereof set forth in ADC's Annual Report on Form 10-K for the year ended October 31, 1998 and Quarterly Reports on Form 10-Q for the quarters ended January 31, 1999 and April 30, 1999, respectively. See "Where You Can Find More Information."

                                  RISK FACTORS

    The following risk factors relating to the Acquisition and the ownership of ADC common stock should be considered carefully by shareholders and in addition to the other information contained in or to which you are referred in this Proxy Statement.

RISKS RELATING TO THE ACQUISITION

    FLUCTUATION IN VALUE OF ADC COMMON STOCK

    The market price of ADC common stock is inherently subject to fluctuation. The Ordinary Share Allotment Ratio and the Deferred Share Allotment Ratio were each fixed as of the close of business on June 18, 1999, the last trading day prior to the date that the Acquisition Agreement was executed by Saville and ADC. Therefore, the value of the ADC common stock to be issued in connection with the Acquisition may increase or decrease prior to or after the effective time of the Acquisition.

    Fluctuations in the market price of ADC's common stock may be the result of market assessments of the prospects of ADC or its competitors and of the likelihood and timing of closing the Acquisition. These assessments may be unsubstantiated. In addition, general market conditions and other factors, many of which are beyond the control of ADC or Saville, may also affect the market price of ADC's common stock.

    Based on the trading history of its stock, ADC believes factors such as announcements of new products by ADC or its competitors, quarterly fluctuations in ADC's financial results or the financial results of its competitors, customer contract awards, developments in telecommunications regulation, general conditions in the telecommunications equipment industry, general economic conditions and general conditions in financial markets have caused and are likely to continue to cause the market price of ADC's common stock to fluctuate substantially. In addition, telecommunications equipment company stocks have experienced significant price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of ADC's common stock.

    CONDITIONS TO CONSUMMATION OF THE ACQUISITION

    The consummation of the Acquisition is subject to the approval of the shareholders of Saville, as well as other conditions, including sanctioning of the Scheme by the High Court and U.S., Irish and certain other regulatory approvals and consents. Saville and ADC cannot predict whether such approvals will be obtained and there can be no assurance that the Acquisition will be consummated. See "The Acquisition Agreement and the Scheme--Conditions." There can be no assurance that the High Court will render the Final Court Order (as defined in the Acquisition Agreement) even if the Scheme is approved by the requisite votes at the Meetings. The High Court has broad discretion under
Section 201 of the Companies Act in sanctioning the Scheme and objections to the approval of the Scheme may be submitted to the High Court by shareholders and other parties. The High Court is authorized, at its discretion, to issue an order rejecting the Scheme or approving the Scheme subject to modifications. Among other factors, the High Court considers the fairness of the Scheme and any objections filed by objecting parties.

    UNCERTAINTY AS TO APPROVAL OF ANTITRUST AUTHORITIES


    A condition to the consummation of the Acquisition is that Saville and ADC provide certain required information to each of the Irish Minister for Enterprise, Trade and Employment, the United States Federal Trade Commission and Department of Justice, the Australian Treasurer and the Commissioner of Competition (Canada). Applicable waiting periods must then expire or the parties must then receive approvals or consents from each of the regulatory authorities described in the foregoing sentence. At any time before of after consummation of the Acquisition, regulatory authorities could take action under antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Acquisition or seeking divestiture of assets of Saville or ADC. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the consummation of the Acquisition on antitrust grounds will not be made or that, if such a challenge were made, Saville or ADC would prevail or would not be required to accept certain conditions, including the divestiture of assets and/or commitments as to future business practices and other matters in order to consummate the Acquisition.


RISKS RELATING TO ADC

    RAPID TECHNOLOGICAL CHANGE AND IMPORTANCE OF NEW PRODUCTS

    The telecommunications equipment industry is characterized by rapid technological change, evolving industry standards, changing market conditions and frequent new product introductions and enhancements. The introduction of products using new technologies or the adoption of new industry standards can make existing products or products under development obsolete or unmarketable. In order to grow and remain competitive, ADC will need to anticipate changes in technology and industry standards and successfully develop and introduce new products on a timely basis. New product development often requires long-term forecasting of market trends, development and implementation of new technologies and processes and a substantial capital commitment. ADC has recently invested and continues to invest substantial resources for the development of new products. Development and customer acceptance of new products is inherently uncertain. As a result, ADC cannot predict whether it will successfully develop new products on a timely basis or whether the products will be commercially successful. If ADC fails to anticipate or respond on a cost-effective and timely basis to technological developments, changes in industry standards or customer requirements, or if ADC has any significant delays in product development or introduction, ADC's business, operating results and financial condition could be materially, adversely affected.

    UNCERTAIN MARKET FOR BROADBAND COMMUNICATIONS PRODUCTS AND SERVICES

    In the past, ADC's principal product offerings have been copper-based and fiber-optic-based products designed to connect and transmit information on traditional telephony networks. With the growth of multimedia applications and the development of enhanced voice, video and Internet/data services, ADC's recent product offerings and research and development efforts have been and are focused on new technologies and hardware, software and service offerings for broadband telecommunications applications. The market for broadband telecommunications hardware, software and services is rapidly changing. ADC's future growth is dependent in part on its ability to successfully develop and commercially introduce new products for this market. ADC's future will also depend on the growth of this market. The growth in the market for broadband telecommunications products is dependent on a number of factors. These factors include the amount of capital expenditures by public network providers, regulatory and legal developments, changes to capital expenditure rates by the other network providers (which could result from consolidation of customers in the market as well as the addition of new customers to the market) and end-user demand for integrated voice, video, Internet/data and other network services. ADC cannot predict whether the market for broadband telecommunications products will develop rapidly. ADC also cannot predict technological trends or new products in this market. In addition, to the extent this market develops, ADC cannot predict whether its products will meet with market acceptance or be profitable. ADC may not be able to compete successfully, and competitive pressures may materially and adversely affect its business, operating results and financial condition.

    COMPETITION

    Competition in the telecommunications equipment industry is intense. ADC believes that competition may increase substantially with the increased use of broadband networks and recent regulatory changes. Many of ADC's foreign and domestic competitors have more extensive engineering, manufacturing, marketing, financial and personnel resources than ADC has. ADC believes its success in competing with other manufacturers of telecommunications products will depend primarily on its engineering, manufacturing and marketing skills, the price, quality and reliability of its products, and its delivery and service capabilities. ADC anticipates increasing pricing pressures from current and future competitors. In addition, ADC believes that technological change, the increasing addition of Internet/data, video and other services to networks, continuing regulatory change and industry consolidation or new entrants will continue to cause rapid evolution in the competitive environment. The full scope and nature of these changes is difficult to predict at this time. Increased competition could result in price reductions, reduced margins and loss of market share by ADC. ADC cannot predict whether it will be able to compete successfully with its existing products or with new competitors. Competitive pressures faced by ADC could materially and adversely affect its business, operating results and financial condition.

    FLUCTUATIONS IN OPERATING RESULTS

    ADC's operating results may vary significantly from quarter to quarter due to several factors, including, without limitation, the volume and timing of orders from, and shipments to, major customers, the timing of and the ability to obtain new customer contracts, the timing of new product announcements and the availability of product by ADC or its competitors, overall level of capital expenditures by public network providers, market acceptance of new and enhanced versions of ADC's products, variations in the mix of products ADC sells or its sales channels, and the availability and cost of key components. Many of these factors are affected by the changing competitive environment in which ADC's customers operate and may be affected by consolidation among telecommunications service providers. In addition, ADC is growing through acquisition and expansion, and its recent results of operations may not be indicative of results to be achieved in future periods. ADC's expense levels are based in part on expectations of future revenues. If revenue levels in a particular period do not meet expectations, operating results will be adversely affected. In addition, ADC's results of operations are subject to seasonal factors. ADC historically has experienced a stronger demand for its products in the fourth fiscal quarter, primarily as a result of ADC year-end incentives and customer budget cycles, and has experienced a weaker demand for its products in the first fiscal quarter, primarily as a result of the number of holidays in late November, December and early January and a general industry slowdown during that period. ADC cannot predict if historical seasonal trends will continue in the future. In addition, it is possible that some of ADC's customers may reduce their level of expenditures for ADC's products, particularly software products, in the last half of calendar year 1999 as a precautionary measure relating to the year 2000 problem with computer systems in general.

    CHANGING REGULATORY ENVIRONMENT

    The telecommunications industry is subject to regulation in the United States and other countries. ADC's business is dependent upon the continued growth of the telecommunications industry in the United States and internationally. Federal and state regulatory agencies regulate most of ADC's domestic customers. In early 1996, the U.S. Telecommunications Act of 1996 (the "Telecommunications Act") was enacted. The Telecommunications Act lifted certain restrictions on the ability of companies, including RBOCs and other customers of ADC, to compete with one another. The Telecommunications Act also made other significant changes in the regulation of the telecommunications industry. While ADC believes that the changes could increase ADC's opportunities to provide solutions for its customers' voice, data and video needs, this result is dependent on the reaction of ADC's existing and prospective customers to these new regulatory trends. To date, increased competition among telecommunications service providers as contemplated by the Telecommunications Act has not been fully realized, and ADC cannot predict the timing and intensity of new competition. The effect on the market for ADC's products is difficult to predict, and ADC does not know whether competition in its product market will not intensify as a result of the changes in regulation. Changes in current or future laws or regulations, in the United States or elsewhere could materially and adversely affect ADC's business.

    INTERNATIONAL OPERATIONS

    Export sales accounted for 20% of ADC's net sales in fiscal 1998, 21% of ADC's net sales in each of fiscal 1997 and 1996, and 21.5% of ADC's net sales in the six months ended April 30, 1999. ADC expects export sales to increase as a percentage of net sales in the future. In addition to sales and distribution activities in numerous countries, ADC owns or subcontracts operations located in Australia, China, Finland, Israel, Mexico, and the United Kingdom. Due to its export sales and its international manufacturing operations, ADC is subject to the risk of conducting business internationally. These risks include unexpected changes in or impositions of legislative or regulatory requirements, fluctuations in the U.S. dollar, and tariffs and other barriers and restrictions. Other potential risks include longer payment cycles, greater difficulty in accounts receivable collection, potentially adverse taxes, and the burdens of complying with a variety of foreign laws and telecommunications standards. ADC also is subject to general geopolitical risks, such as political and economic instability and changes in diplomatic and trade relationships. ADC maintains business operations and has sales in many international markets, including Asia and Latin America. Economic conditions in these markets represent significant risks to ADC. ADC cannot predict whether its sales and business operations in these markets will be adversely affected by these conditions. Instability in foreign markets, particularly in Asia and Latin America, could negatively impact ADC's results of operations. Potential turmoil in the Middle East could also negatively impact ADC's results of operations and asset valuation for its Israeli subsidiary, Teledata Communications Ltd. In addition to the effect of international economic instability on foreign sales, domestic sales to U.S. customers having significant foreign operations could be adversely affected by these economic conditions. ADC cannot predict whether or not these factors will not materially and adversely affect ADC's operations in the future. In addition, the laws of certain foreign countries may not protect ADC's proprietary technology to the same extent as to the laws of the United States.

    DEPENDENCE ON PROPRIETARY TECHNOLOGY

    ADC's future success depends in part upon its proprietary technology. Although ADC attempts to protect its proprietary technology through patents, copyrights and trade secrets, its future success will depend upon product development, technological expertise and distribution channels. ADC cannot predict whether it can protect its technology, or whether competitors can develop similar technology independently. ADC has received and may continue to receive from third parties, including some of its competitors, notices claiming that it is infringing third-party patents or other proprietary rights. ADC cannot predict that it will prevail in any litigation over third-party claims, or that it would be able to license any valid and infringed patents on commercially reasonable terms. Furthermore, litigation, regardless of its outcome, could result in substantial cost to and diversion of effort by ADC. Any litigation or successful infringement claims by third parties could materially and adversely affect ADC's business, operating results and financial condition.

    YEAR 2000 MATTERS

    Many currently installed computer systems and software are coded to accept only two digit entries in date code fields. These date code fields will need to accept four-digit entries to distinguish 21st century dates from 20th century dates. This problem could result in system failures or miscalculations causing disruptions of business operations (including a temporary inability to process transactions, send invoices or engage in other business activities). As a result, many companies' computer systems and software will need to be upgraded or replaced in order to comply with Year 2000 requirements. The potential global impact of the Year 2000 problem is not known, and, if not corrected in a timely manner, could affect ADC and the U.S. and world economy generally. ADC's product development processes currently contain steps to include Year 2000 readiness verification for all current and future products. ADC believes that most of ADC's products are currently Year 2000 ready. A few of ADC's products, which contain minor Year 2000 issues, will be phased out prior to the Year 2000. A few other ADC products contain minor performance issues that do not affect performance or service. Although there can be no assurance, ADC believes that readiness for any of its other products that are not Year 2000 ready will be achieved prior to January 1, 2000.

                            MARKET PRICE INFORMATION


    Saville's ordinary shares are quoted on the Nasdaq National Market in the form of American Depositary Shares, which are evidenced by American Depositary Receipts under the symbol "SAVLY." The ordinary shares are not traded on the Irish Stock Exchange or any other exchange. The deferred shares are not traded on any exchange.


    The ADC common stock is quoted on the Nasdaq National Market under the symbol "ADCT."

    The following table sets forth the high and low sales prices per share of:

    - Saville's ADRs for the periods indicated (retroactively adjusted for a two-for-one stock split in the form of a 100% share dividend in November
      1997); and

    - ADC's common stock (retroactively adjusted for a two-for-one stock split in the form of a 100% stock dividend in November 1996),

    in each case, as quoted on the Nasdaq National Market for the periods indicated.

For purposes of comparison, the Saville ordinary share price information is presented for the fiscal periods of ADC rather than for Saville's historical fiscal periods.


                                                                          SAVILLE                   ADC
                                                                      ORDINARY SHARES           COMMON STOCK
                                                                   ----------------------  ----------------------
                                                                      HIGH        LOW         HIGH        LOW
                                                                   ----------  ----------  ----------  ----------
1997
Quarter ended January 31, 1997...................................  $  23.9375  $  16.50    $  40.25    $  30.125
Quarter ended April 30, 1997.....................................     21.50       13.25       37.75       21.25
Quarter ended July 31, 1997......................................     32.75       19.25       45.00       26.00
Quarter ended October 31, 1997...................................     39.375      24.8125     40.00       29.3125

1998
Quarter ended January 31, 1998...................................  $  43.25    $  26.75    $  43.625   $  16.75
Quarter ended April 30, 1998.....................................     58.00       40.625      32.125      19.625
Quarter ended July 31, 1998......................................     53.50       22.25       37.6875     26.625
Quarter ended October 31, 1998...................................     27.25        7.50       34.8125     15.75

1999
Quarter ended January 31, 1999...................................  $  27.00    $  16.4375  $  41.125   $  23.25
Quarter ended April 30, 1999.....................................     23.50        5.25       52.250      35.625
Quarter ended July 31, 1999 (through July 20, 1999)..............     17.1875     10.75       53.625      39.625



    On June 18, 1999, the last trading day before public announcement of the execution of the Acquisition Agreement, the closing price of Saville's ADRs was $15.625 per share and the closing price of ADC's common stock was $50.125 per share, in each case, as quoted on the Nasdaq National Market. On July 20, 1999, the most recent practicable date prior to printing this Proxy Statement, the closing price of Saville's ADRs was $13.1875 per share and the closing price of ADC's common stock was $41.8125 per share, in each case, as quoted on the Nasdaq National Market.



    Because the market price of ADC's common stock is subject to fluctuation, the market value of ADC's common stock that holders of Saville's ordinary shares (including holders of Saville's ADSs) and deferred shares will receive in the Acquisition may increase or decrease prior to the Acquisition.


    Prior to its initial public offering, Saville paid a cash dividend of $3.0 million on its ordinary shares on September 25, 1995. Saville paid this dividend because of certain tax liabilities incurred by its majority shareholders as a result of their ownership interests in Saville and Saville's classification at the time as a "Controlled Foreign Corporation." Saville has never declared or paid any other cash dividends on its ordinary shares or deferred shares, and pursuant to the Acquisition Agreement, has agreed not to declare or pay any dividends prior to consummation of the Acquisition.

    ADC has never declared or paid any cash dividends on ADC's common stock, and pursuant to the Acquisition Agreement, has agreed not to declare or pay any dividends in excess of $1.00 per share prior to consummation of the Acquisition.

    SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR SAVILLE'S ADRS AND ADC'S COMMON STOCK.

                                  THE MEETINGS

GENERAL


    The Acquisition is to be effected principally by means of a scheme of arrangement under Section 201 of the Companies Act, 1963. The Scheme will require the approval of the holders of ordinary shares at the Scheme Ordinary Meeting and the approval of the holders of the deferred shares (other than John
J. Boyle III) at the Scheme Deferred Meeting. Both of those Meetings are being held at the direction of the High Court. The Acquisition also requires the approval of the holders of ordinary shares at the Extraordinary General Meeting of the reduction of Saville's capital and certain other matters proposed in or incidental to the Scheme.



    This Proxy Statement is being furnished to holders of ordinary shares, including those represented by ADSs by directions given to the Depositary, and holders of deferred shares (i) for the purposes of soliciting proxies by and on behalf of Saville's Board of Directors for use at the Scheme Ordinary Meeting, the Scheme Deferred Meeting and the Extraordinary General Meeting to be held at 10:00 a.m., 10:05 a.m. and 10:10 a.m. respectively, local time (or, in each case, as soon thereafter as the relevant preceding Meeting has concluded or been adjourned), on August 31, 1999 at The Great Southern Hotel, Shannon, County Clare, Ireland, and at any adjournment thereof and (ii) to explain the effect of the Scheme and to describe any material interests of the directors of Saville and any effects which the Scheme will have upon them which are different from the effects which it will have on others affected by the Scheme. This Proxy Statement and the accompanying notices and proxy card(s) are first being mailed on or about July 30, 1999 to holders of ordinary shares, including those represented by ADSs, and deferred shares whose names appear on Saville's register of shareholders at the time of mailing.


    The obligations of Saville and ADC to consummate the Acquisition are subject to, among other things, the condition that the shareholders of Saville, by the requisite votes thereof, approve the Scheme and the other matters to be proposed at the Meetings. See "The Acquisition Agreement and the Scheme-- Conditions."

    The Board of Directors is not aware of any matters other than those set forth in the Notices of the Meetings transmitted with this Proxy Statement that may be brought before the Meetings.

    SHAREHOLDERS ARE REQUESTED PROMPTLY TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING SHAREHOLDERS' PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

    SHAREHOLDERS SHOULD NOT FORWARD ANY CERTIFICATES (INCLUDING ADR CERTIFICATES) REPRESENTING ORDINARY SHARES OR DEFERRED SHARES WITH THEIR PROXY CARDS. IN THE EVENT THE ACQUISITION IS CONSUMMATED, CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL WHICH WILL BE SENT TO SHAREHOLDERS PROMPTLY AFTER THE CONSUMMATION OF THE ACQUISITION.

MATTERS TO BE CONSIDERED AT THE MEETINGS

    Each of the Scheme Ordinary Meeting and the Scheme Deferred Meeting has been convened to consider and, if thought fit, approve the Scheme.

    The Extraordinary General Meeting has been convened to consider and, if thought fit, pass a special resolution to approve the reduction of Saville's capital and the subsequent creation and issuance by Saville of new shares to ADC in accordance with the Scheme.


    It is also proposed, as part of the resolution to be considered at the Extraordinary General Meeting, to amend Saville's articles of association to ensure that ordinary shares issued upon the exercise of options or otherwise between the commencement of the Scheme Ordinary Meeting and 5:00 p.m. on the day before the Final Court Order is made will be subject to the Scheme. It is also proposed to amend Saville's articles of association so that any ordinary shares issued to any person other than ADC, its subsidiary undertakings or any person on behalf of them at or after 5:00 p.m. on the day before the Final Court Order is made will be automatically exchanged for shares of ADC common stock on the same terms as under the Scheme. Part (ii) of the resolution set out in the notice of the Extraordinary General Meeting included in this document seeks shareholder approval for such amendments.


BOARD RECOMMENDATION

    The Board of Directors has determined by a unanimous vote of its disinterested directors and a unanimous vote of all of its directors that the Acquisition is fair to, and in the best interests of, Saville and its shareholders and has approved the Acquisition, the Acquisition Agreement and the Scheme. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SCHEME, THE REDUCTION OF SAVILLE'S CAPITAL AND THE OTHER MATTERS TO BE PROPOSED AT THE MEETINGS.

SHAREHOLDERS ENTITLED TO VOTE


    Each holder of record of ordinary shares is entitled to vote either in person or by proxy at the Scheme Ordinary Meeting and will be entitled at that Meeting to one vote for every ordinary share held by him. Voting will be by way of a poll.



    Lawrence Barker, John J. Boyle III, Michael Durance, Susan Ernst, Eric Fredine, Christopher Hanson and Robin Winn, each an executive officer of Saville, have entered into employment agreements with ADC pursuant to which they will receive, among other things, options to purchase shares of ADC common stock. See "The Acquisition--Interests of Certain Persons in the Acquisition". Accordingly, the interests of the Excluded Officers, each of whom owns ADSs, differ or may differ from those of other persons owning ordinary shares, and the Excluded Officers have therefore agreed to instruct the Depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADSs owned by them and have agreed to be bound by the Scheme in respect of those shares.



    Each holder of record of deferred shares, other than John J. Boyle III, is entitled to vote either in person or by proxy at the Scheme Deferred Meeting and will be entitled at that meeting to one vote for every deferred share held by him. Voting will be by way of a poll. Mr. Boyle has entered into certain employment and other agreements with ADC. See "The Acquisition--Interests of Certain Persons in the Acquisition." As a result, Mr. Boyle, who owns deferred shares, will not be entitled to vote at the Scheme Deferred Meeting but has agreed to be bound by the Scheme in respect of those shares.



    Each holder of record of ordinary shares is entitled to vote in person or by proxy at the Extraordinary General Meeting. On a show of hands, each shareholder will have one vote, and on a poll, each shareholder will have one vote for each ordinary share held by him.


VOTING SECURITIES


    As of the close of business on July 20, 1999, there were outstanding and entitled to vote an aggregate of 39,213,951 ordinary shares and 30,000 deferred shares of Saville.


QUORUM


    The Companies Act does not specify the quorum for the transaction of business at the Scheme Ordinary Meeting or the Scheme Deferred Meeting. However, Saville has been advised by McCann FitzGerald, its Irish counsel, that, unless the High Court decides that the circumstances justify a different quorum, two holders of record of ordinary shares or (as the case may be) deferred shares (other than John J. Boyle III) entitled to vote at the relevant Meeting, each appearing in person or by proxy, will constitute a quorum for the transaction of business at the Scheme Ordinary Meeting or (as the case may be) the Scheme Deferred Meeting.

    Three holders of record of ordinary shares, each appearing in person or represented by proxy, will constitute a quorum for the transaction of business at the Extraordinary General Meeting.

VOTES REQUIRED

    In order to consummate the Acquisition, the affirmative vote of shareholders is required at each of the Scheme Ordinary Meeting, the Scheme Deferred Meeting and the Extraordinary General Meeting.


    The Scheme must be approved at the Scheme Ordinary Meeting by (i) a majority in number of those holders or ordinary shares present and voting in person or by proxy and (ii) 75% in value of those holders of ordinary shares present and voting in person or voting by proxy. The custodian of the Depositary is the shareholder of record in respect of those ordinary shares represented by ADSs.



    As of July 20, 1999, executive officers, directors (other than the Excluded Officers) and their affiliates beneficially owned an aggregate of 1,893,348 ordinary shares, or approximately 4.8% of the outstanding ordinary shares.



    The Scheme must be approved at the Scheme Deferred Meeting by (i) a majority in number of those holders of deferred shares present and voting in person or by proxy and (ii) 75% in value of those holders of deferred shares present and voting in person or by proxy (other than John J. Boyle III, who for reasons described above will not be entitled to vote at the Scheme Deferred Meeting but has agreed to be bound by the Scheme in respect of those shares).



    As of July 20, 1999, executive officers, directors and their affiliates (other than Mr. Boyle) beneficially owned 14,813 deferred shares, or approximately 49.4% of the outstanding deferred shares. Mr. Boyle has agreed to vote all the deferred shares owned by him in favor of the Scheme in his separate vote as a holder of deferred shares.


    The resolution to be proposed at the Extraordinary General Meeting must, in order to be passed, be approved by not less than 75% of the votes cast at the Extraordinary General Meeting by the holders of ordinary shares. The custodian of the Depositary is the shareholder of record in respect of those ordinary shares represented by ADSs.


    Holders of shares that abstain from voting such shares and holders of ADRs that instruct the Depositary not to vote the shares represented by ADSs which their ADRs evidence as to a particular matter will not have such shares counted as votes in favor of such matter, and such shares also will not be counted as shares voted on such matter and may not count towards a quorum on such matter. Accordingly, such abstentions will have no effect on the voting on the matters presented for approval by the shareholders at any of the Meetings. Under the terms of Saville's agreement with the Depositary, Saville shall be deemed to have received a proxy to vote those ordinary shares represented by ADSs where, the holders do not instruct the Depositary how to vote, including those ordinary shares represented by ADSs held in "street name" by a broker or nominee who indicates on a proxy that he does not have discretionary authority to instruct the Depositary how to vote as to a particular matter. Saville intends to vote all such ordinary shares represented by ADSs FOR the proposals presented at the Meetings. Accordingly, broker non-votes will have the same effect as a vote for the matters presented for approval at the Meetings.


NO RIGHT TO DISSENT

    If the shareholders of Saville approve the Scheme and the reduction of Saville's capital in accordance therewith, and the High Court sanctions the Scheme and confirms the reduction of Saville's capital, then, subject to the Scheme becoming effective in accordance with its terms, each of Saville's ordinary shares and deferred shares will be automatically deemed cancelled in consideration for the right to receive that number of shares of ADC common stock as determined by the Ordinary Share Allotment Ratio or the Deferred Share Allotment Ratio, as the case may be, and each Saville option will be automatically assumed and converted into an ADC option as provided herein, and no holder of any of the foregoing securities will have a right under Irish law to dissent or obtain the "full value" of, or otherwise seek a court appraisal of the value of, such securities.

VOTING; PROXIES; REVOCATION OF PROXIES

    Voting at the Scheme Ordinary Meeting and the Scheme Deferred Meeting will be by way of a poll (I.E. a written vote). Voting at the Extraordinary General Meeting will be by way of a show of hands unless a poll is duly demanded. Pursuant to Saville's agreement with the Depositary, the Depositary or its authorized representative will demand a poll for each matter proposed at the Extraordinary General Meeting. In the case of each Meeting, votes may be given either personally or by proxy. In the case of the Scheme Ordinary Meeting and the Scheme Deferred Meeting, each shareholder present in person or by proxy will be entitled to one vote for each ordinary share or (as the case may be) deferred share held by him. In the case of the Extraordinary General Meeting, on a show of hands each holder of ordinary shares present in person or by proxy will have one vote but so that no individual can have more than one vote and on a poll each holder of ordinary shares will have one vote for each share held by him. Where there is an equality of votes at the Extraordinary General Meeting, the Chairman of the meeting is entitled to a casting vote in addition to any other vote he may have.


    To be valid, a proxy form for any of the Meetings must be deposited not less than 48 hours prior to the time appointed for the holding of that Meeting at the offices of Saville's Registrar, Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18 or the registered office of Saville, IDA Business Park, Dangan, Galway, Ireland, or, in the case of the Scheme Ordinary Meeting or the Scheme Deferred Meeting, delivered to the Chairman of the relevant Meeting at such Meeting. Any proxy may be revoked at any time by a shareholder before it is voted by:


    - voting in person at the relevant Meeting (although mere personal attendance at the relevant Meeting will not constitute a revocation of a proxy);


    - delivery of a subsequently dated proxy to either of the above offices, provided that such subsequently dated proxy must be received at either of the above offices not less than 48 hours prior to the time appointed for holding of the relevant Meeting or, in the case of the Scheme Ordinary Meeting or the Scheme Deferred Meeting, delivered to the Chairman of the relevant Meeting at such Meeting; or


    - delivery of written revocation of such proxy, provided that such revocation must be received at either of the above offices not less than one hour prior to the time appointed for the holding of the relevant Meeting.


    The custodian of the Depositary is the shareholder of record in respect of those ordinary shares represented by ADSs. Saville has requested the Depositary, and the Depositary is required pursuant to Saville's agreement with the Depositary, to mail to all owners of ADRs evidencing ADSs of Saville (the "Owners") a notice, the form of which notice will be in the sole discretion of the Depositary, containing (a) the information included in the notice of meeting received by the Depositary from Saville, (b) a statement that the Owners as of the close of business on a specific record date will be entitled, subject to any applicable provision of Irish law and of the Memorandum and Articles of Association of Saville, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of ordinary shares or other deposited securities represented by their respective ADSs, (c) a statement that Owners who instruct the Depositary as to the exercise of their voting rights will be deemed to have instructed the Depositary or its authorized representative to call for a poll (I.E., a written vote) with respect to each matter for which instructions are given, subject to any applicable provisions of Irish law and of Saville's Memorandum and Articles of Association and (d) a statement as to the manner in which such instructions may be given, including an express indication that instructions may be given or deemed given to the Depositary to give a discretionary proxy to a person designated by Saville, as described in the next paragraph. Upon the written request of an Owner, received on or before the date established by the Depositary for such purpose, the Depositary will endeavor, insofar as practicable, to vote or cause to be voted the amount of ordinary shares or other deposited securities represented by the ADSs evidenced by such Owner's ADRs in accordance with the nondiscretionary instructions set forth in such request. Accordingly, pursuant to Saville's Memorandum and Articles of Association and applicable Irish law, the Depositary will cause its authorized representative to attend the Extraordinary General Meeting and call for a poll as instructed in accordance with clause (c) above for the purpose of effecting such vote. The Depositary will not vote or attempt to exercise the right to vote that attaches to the ordinary shares or other depositary securities, other than in accordance with such instructions or deemed instructions received.


    The Deposit Agreement provides that if no instructions are received by the Depositary from any Owner with respect to any of the deposited securities represented by the ADSs evidenced by such Owner's ADRs (including those ADSs held in "street name" by a broker or nominee who indicates on a proxy that he or she does not have discretionary authority to vote as to a particular matter) on or before the date established by the Depositary for such purpose, the Depositary will deem such Owner to have instructed the Depositary to give, and the Depositary will give, a discretionary proxy to a person designated by Saville to vote such deposited securities, under circumstances and according to the terms as set forth in the Deposit Agreement. Saville intends to vote all ordinary shares represented by such ADSs FOR the proposals presented at the Meetings.


SOLICITATION OF PROXIES


    Saville will bear the costs of soliciting proxies in the accompanying forms from shareholders. In addition to soliciting proxies by mail, directors, officers and employees of Saville, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of ordinary shares (or ADSs) held of record by such persons, and Saville will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                THE ACQUISITION

BACKGROUND OF THE ACQUISITION


    Over the past year, Saville has been approached at various times by other companies in the telecommunications industry about the possibility of pursuing various business combinations. Saville has from time to time reviewed its position in its industry with respect to potential expansion of operations into new markets, competition and consolidation in the industry and the goal of maximizing shareholder value. In January 1999, the Board of Directors authorized a subcommittee of the Board of Directors of Saville (made up of John A. Blanchard, III, Brian E. Boyle, John J. Boyle III and John W. Sidgmore) to initially evaluate and respond to certain proposals brought to the attention of Saville for a business combination. In addition, in January 1999, the Board authorized Saville to retain Morgan Stanley as financial advisor in connection with possible business combinations.


    On January 29, 1999, Morgan Stanley was formally retained by Saville to advise it on potential business combinations.


    In the course of the past several months, Saville has had ongoing discussions, at varying levels of intensity, with ADC (commencing on March 18, 1999) and certain other potential acquirors with respect to the possible acquisition of Saville. These discussions were prompted by, on the one hand, increased consolidation in Saville's industry, a desire to accelerate Saville's basic longer term growth strategy and a desire to better serve the needs of existing and prospective customers and, on the other hand, with respect to ADC, ADC's desire to further enhance its multi-service network strategy by expanding its communications software solutions with that offered by Saville. On March 22, 1999, a confidentiality agreement was entered into between Saville and ADC. Saville also entered into similar agreements with other potential acquirors.



    During certain periods beginning on March 31, 1999 and continuing in April and May 1999, discussions were held primarily between John J. Boyle III, Chairman, Chief Executive Officer and then President of Saville and William J. Cadogan, Chairman, Chief Executive Officer and President of ADC, with respect to a potential acquisition of Saville by ADC. Mr. Boyle also held similar discussions with a selected group of other potential acquirors during this time.



    On April 19, 1999, ADC delivered a letter to Saville expressing its interest in an acquisition of Saville at a price of $17.50 per share. Other potential acquirors also expressed interest. During the week of April 19, 1999, a group of members of ADC's senior management and legal advisors met with the senior management of Saville to conduct a business, financial, legal and technical due diligence review of Saville. Saville also had similar meetings with the other potential acquirors at that time. In the discussions held between Saville and ADC and between Saville and the other potential acquirors after such meetings, the parties did not reach an agreement with respect to the terms of the proposed acquisition.


    In early May 1999, various telephone conversations were held among ADC, Saville and their respective financial advisors with respect to a potential acquisition. Based on a telephone conversation between representatives of Saville and ADC held on May 13, 1999, the parties agreed to proceed with intensified negotiations toward a goal of a transaction at a per share price of $17.50.

    On May 27, 1999, ADC's legal counsel provided a draft acquisition agreement to Saville and its legal counsel. Commencing on May 27, 1999, and continuing through June 19, 1999 representatives of Saville and ADC and their respective financial advisors and legal counsel proceeded to negotiate the terms of the Scheme and the Acquisition Agreement.


    On June 12, 1999, a special meeting of the Board of Directors of Saville was held in order to discuss the possibility of a sale of all of the shares of Saville. John J. Boyle III updated the members of Saville's Board on the developments in the discussions with ADC and described the terms of the proposed transaction. No formal action was taken at such meeting; however, Saville's management was requested to continue to work toward a definitive agreement.


    On June 18, 1999, the Board of Directors of ADC held a special meeting and considered the proposed Acquisition Agreement and the transactions contemplated thereby, including the Scheme. Members of ADC's management and representatives of Credit Suisse First Boston, ADC's financial advisor, each made presentations to the ADC Board concerning the terms of the proposed transaction. Following significant discussion, the Board of Directors of ADC concluded that the Acquisition Agreement and the Scheme were in the best interests of ADC, and approved the Scheme and the formula for determining the Allotment Ratios, subject to the finalization of the transaction documents, and authorized the officers of ADC to enter into the Acquisition Agreement and related agreements.


    On June 18, 1999, the Board of Directors of Saville held a special meeting to consider the proposed Acquisition Agreement and the transactions contemplated thereby, including the Scheme. At such meeting certain members of Saville's management and its legal counsel made presentations regarding various aspects of the proposed transaction. Morgan Stanley reviewed with the Board of Directors the financial analyses performed by Morgan Stanley in connection with its evaluation of the Ordinary Share Allotment Ratio. Morgan Stanley also rendered to the Board an oral opinion (which opinion was subsequently confirmed by delivery of a written opinion dated June 18, 1999) to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Ordinary Share Allotment Ratio as set forth in the Scheme was fair, from a financial point of view, to the holders of Saville's ordinary shares.

    In the meeting, the Board of Directors of Saville resolved to approve and authorize the Acquisition Agreement and the Scheme. The resolution was adopted both by a unanimous vote of all disinterested directors and by a unanimous vote of all members of the Board, including the interested directors. Thereafter, Saville and ADC executed the Acquisition Agreement and issued a joint press release announcing the execution of the Acquisition Agreement.

SAVILLE'S REASONS FOR THE ACQUISITION

    Saville's Board of Directors has determined, both by a unanimous vote of its disinterested directors and by a unanimous vote of all directors, that the Acquisition Agreement and the Scheme are fair to and in the best interests of Saville and its shareholders and has by such votes approved the Acquisition Agreement and the Scheme. Accordingly, the Board of Directors recommends that shareholders vote FOR approval of the Scheme, the reduction of Saville's capital and the other matters to be proposed at the Meetings.

    In reaching its determination, the Board of Directors considered a number of factors, including, without limitation, the following:

        (1) the effectiveness of the Acquisition in implementing and accelerating Saville's basic longer term growth strategy;

        (2) the present and anticipated environment of the telecommunications and energy billing industry, including the ability of Saville to compete effectively as an independent company, the growing consolidation in the industry and the position of Saville within the industry which led the Board of Directors to conclude that Saville would be in a better position to compete within the industry as part of a larger, better-capitalized entity;

        (3) the expectation that the operations of the combined company will be better able to serve the needs of customers, which typically seek a single supplier for "a complete solution" rather than multiple suppliers, and the expectation that the combined company will be better able to take advantage of marketing opportunities;

        (4) the impact of the economic fluctuations in various markets targeted by Saville, on the ability of Saville to meet its desired levels of revenues in the future;


        (5) the historical market prices and trading information with respect to the ordinary shares, and that (based on the closing price of the ADC common stock as of June 18, 1999) the 0.358 share of ADC common stock to be issued in consideration for each ordinary share represents (i) a premium of approximately 14.9% over the $15.625 closing price of the ADRs on the Nasdaq National Market on June 18, 1999, the last day prior to the public announcement of the execution of the Acquisition Agreement and (iii) a premium of approximately 115.9% over the $8.3125 closing price of the ADRs on the Nasdaq National Market, 45 trading days prior to the date on which the Ordinary Share Allotment Ratios was fixed, which led the directors to conclude that the Acquisition would provide an opportunity for shareholders to receive a significant premium to current and recent trading prices for the ordinary shares;


        (6) the expectations of management with respect to Saville's future growth and the opportunities for accelerated growth resulting from the acquisition and the indications made by ADC with respect to its intention to grow Saville's business in the future;

        (7) the opportunity of the optionholders to participate in the combined company through the conversion of Saville options into ADC options;

        (8) the financial condition, result of operations, business and prospects of Saville, including the nature of the markets in which Saville operates and its position in such markets, which helped the directors evaluate whether the Acquisition is in the best interests of Saville and whether it is an appropriate time to engage in the proposed transaction;

        (9) the expectation that the Acquisition will be a tax-free transaction to Saville and its shareholders and will be accounted for as a pooling of interests transaction under U.S. GAAP;

        (10) the likelihood of the Acquisition being approved by the appropriate regulatory authorities;

        (11) the terms and conditions of the Acquisition Agreement and the Scheme, including the amount and form of the consideration to be received by the shareholders and the optionholders and the conditions to the closing of the transaction, which led the directors to conclude that there was a high possibility that the Acquisition would be consummated;

        (12) the financial presentation of Morgan Stanley to the Board of Directors of Saville, including Morgan Stanley's oral opinion (which opinion was subsequently confirmed by delivery of a written opinion dated June 18,
    1999) to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Ordinary Share Allotment Ratio, as set forth in the Scheme, was fair, from a financial point of view, to such holders of Saville's ordinary shares; and


        (13) in its determination that the Deferred Share Allotment Ratio is fair, from a financial point of view, to the holders of Saville's deferred shares, the Directors had regard to the limited rights attaching to the deferred shares, which: (i) do not entitle their holders to any dividends or to receive notice of or to attend or vote at general meetings, (ii) Saville is entitled to acquire at any time for no consideration and (iii) on a liquidation entitle their holders to a payment of IRL1.00 per share but only if every holder of ordinary shares has been paid, in addition to the amount paid up on such ordinary shares, an additional sum of $100,000 for every $0.000025 paid up on each ordinary share held by him.


    The foregoing discussion of the information and factors considered by Saville's Board of Directors is not meant to be exhaustive but includes the material factors considered by the Board of Directors. Saville's Board of Directors did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the Acquisition Agreement and the Scheme are fair to and in the best interests of Saville. As a result of its consideration of the foregoing and other relevant considerations, the

Board of Directors determined by a unanimous vote of its disinterested directors and by a unanimous vote of all directors that the Acquisition Agreement and the Scheme are fair to and in the best interests of Saville and its shareholders and approved the Acquisition Agreement and the Scheme. In considering the recommendation of the Board of Directors with respect to the Acquisition, shareholders should be aware that the interests of certain directors and executive officers with respect to the Acquisition are or may be different from or in addition to the interests of Saville and its shareholders generally. The Board of Directors was aware of these interests, and took these interests into account in approving the Acquisition Agreement, the Scheme and the transactions contemplated thereby. See "--Interests of Certain Persons in the Acquisition."

    ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SCHEME, THE REDUCTION OF SAVILLE'S CAPITAL AND THE OTHER MATTERS TO BE PROPOSED AT THE MEETINGS.

OPINION OF SAVILLE'S FINANCIAL ADVISOR


    Morgan Stanley & Co. Incorporated was retained by Saville to act as financial advisor in connection with the Scheme. Morgan Stanley was selected by Saville based on its qualifications and expertise in the industry. At the June 18, 1999 meeting of the Saville Board, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that, as of June 18, 1999 and based upon and subject to the various considerations set forth in its opinion, the Ordinary Share Allotment Ratio as set forth in the Scheme is fair from a financial point of view to holders of Saville's ordinary shares.


THE FULL TEXT OF MORGAN STANLEY'S WRITTEN OPINION DATED JUNE 18, 1999, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND THE LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT. HOLDERS OF ORDINARY SHARES ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. MORGAN STANLEY'S OPINION IS DIRECTED TO SAVILLE'S BOARD OF DIRECTORS AND ADDRESSES THE FAIRNESS OF THE ORDINARY SHARE ALLOTMENT RATIO AS SET FORTH IN THE SCHEME FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF ORDINARY SHARES AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE SCHEME NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF ORDINARY SHARES OR DEFERRED SHARES AS TO HOW TO VOTE AT THE MEETINGS. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF ITS OPINION.


    In connection with rendering its opinion, Morgan Stanley, among other things:



    - reviewed certain publicly available financial statements and other business and financial information of Saville and ADC, respectively;


    - reviewed certain internal financial statements and other financial and operating data concerning Saville and ADC prepared by the managements of Saville and ADC, respectively;

    - discussed certain financial projections prepared by the managements of Saville and ADC, respectively;

    - discussed the past and current operations and financial condition and the prospects of Saville, including information relating to certain strategic, financial and operational benefits anticipated from the Scheme, with senior executives of Saville;

    - discussed the past and current operations and financial condition and the prospects of ADC with senior executives of ADC;

    - reviewed the pro forma impact of the Scheme on ADC's earnings per share and other financial ratios;

    - reviewed the reported prices and trading activity for the ADRs;

    - discussed with the senior managements of Saville and ADC certain research analyst projections for Saville and ADC, respectively;

    - compared the financial performance of Saville and ADC and the prices and trading activity of Saville's ADRs and ADC's common stock with that of certain other publicly-traded companies and their securities;

    - reviewed the financial terms, to the extent publicly available, of certain acquisition transactions deemed relevant;

    - participated in discussions and negotiations among representatives of Saville and ADC and their financial and legal advisors;

    - reviewed the June 17, 1999 draft of the Acquisition Agreement and certain related documents; and

    - considered such other factors as Morgan Stanley deemed appropriate.


    In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the internal financial statements and other financial and operating data and discussions relating to strategic, financial and operational benefits anticipated from the Scheme provided by Saville and ADC, Morgan Stanley assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the prospects of Saville and ADC, respectively. Morgan Stanley relied upon the assessment by the managements of Saville and ADC of their ability to retain key employees of Saville. Morgan Stanley also relied upon, without independent verification, the assessment by the managements of Saville and ADC of (i) the strategic and other benefits expected to result from the Scheme, (ii) Saville's and ADC's technologies and products, (iii) the timing and risks associated with the integration of Saville with ADC, and (iv) the validity of, and risks associated with, Saville's and ADC's existing and future products and technologies. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities or technology of Saville or ADC, nor had Morgan Stanley been furnished with any such appraisals. In addition, Morgan Stanley assumed that the Scheme will be accounted for as a "pooling-of-interests" business combination in accordance with U.S. GAAP and the Scheme will be treated as a tax-free reorganization and/or exchange pursuant to the U.S. Internal Revenue Code of 1986, as amended, and will be consummated in accordance with the terms set forth in the Acquisition Agreement and the Scheme. Morgan Stanley's opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of the date of its opinion.


    The following is a brief summary of certain analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated June 18, 1999. Certain of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

    HISTORICAL COMMON SHARES PERFORMANCE. Morgan Stanley reviewed the closing prices and trading volumes of the ADRs over the period from December 16, 1998 to June 16, 1999. During that period, based on closing prices on the Nasdaq National Market, Saville's ADRs achieved a high closing price of $25.88 on January 26, 1999 and a low closing price of $6.25 on April 7, 1999. Additionally, Morgan Stanley noted that the ADRs closed at a price of $15.56 on June 17, 1999.

    Morgan Stanley also reviewed the closing prices and trading volumes of ADC's common stock over the period from June 16, 1998 to June 16, 1999. During that period, based on closing prices on the Nasdaq National Market, ADC's common stock achieved a high closing price of $51.63 on June 7, 1999 and a low closing price of $17.56 on October 5, 1998. Additionally, Morgan Stanley noted that ADC's common stock closed at a price of $51.19 on June 17, 1999.

    COMPARATIVE STOCK PRICE PERFORMANCE. Morgan Stanley reviewed the historical performance of closing prices of Saville's ADRs from June 16, 1997 to June 16, 1999 with corresponding closing prices of the common stock of an index of comparable billing software providers, consisting of Amdocs Limited, Billing Concepts Corp., CSG Systems International, Inc., Convergys Corp., International Telecommunication Data Systems, Inc., and LHS Group, Inc. (the "Billing Software Companies") and the S&P 500 Index. Morgan Stanley observed that over the period from June 16, 1997 to June 16, 1999, Saville's ADRs decreased 33.8%, the Billing Software Companies increased 108.9% and the S&P 500 increased 48.8%.

    Morgan Stanley also reviewed the historical performance of closing prices of ADC's common stock from June 16, 1998 to June 16, 1999 with corresponding closing prices of the common stock of an index of comparable telecommunications equipment companies, consisting of Alcatel, Cisco Systems, Inc., Lucent Technologies Inc., Tellabs, Inc., Newbridge Networks Corporation and Nortel Networks Corporation (the "Telecommunications Equipment Companies") and the S&P 500 Index. Morgan Stanley observed that over the period from June 16, 1998 to June 16, 1999, ADC's common stock increased 79.6%, the Telecommunications Equipment Companies increased 63.7%, and the S&P 500 increased 22.3%.

    PEER GROUP COMPARISON. Morgan Stanley compared certain financial information of Saville with publicly available information of the Billing Software Companies. The following table presents, as of June 16, 1999, the median for the Billing Software Companies of share price to projected calendar year 1999 earnings multiples, projected calendar year 2000 earnings multiples, projected calendar year 1999 earnings multiples divided by long term growth rates and projected calendar year 2000 earnings multiples divided by long term growth rates compared to the values indicated for the Saville estimates.

                                                                                             SHARE PRICE TO PROJECTED CALENDAR
                                                                                                            YEAR
                                                            SHARE PRICE TO PROJECTED              EARNINGS DIVIDED BY LONG
                                                                 CALENDAR YEAR                       TERM GROWTH RATES
                                                      ------------------------------------  ------------------------------------
                                                        1999 EARNINGS      2000 EARNINGS      1999 EARNINGS      2000 EARNINGS
                                                      -----------------  -----------------  -----------------  -----------------
Saville.............................................           51.9x              18.1x               1.6x               0.6x
Billing Software Companies..........................           22.3               17.6                0.8                0.6

    Morgan Stanley also compared certain financial information of ADC with publicly available information of the Telecommunications Equipment Companies. The following table presents, as of June 16, 1999, the median for the Telecommunications Equipment Companies of share price to projected calendar year 2000 earnings multiples and projected calendar year 2000 earnings multiples divided by long term growth rates, compared to the values indicated for the ADC estimates.

                                                                                             SHARE PRICE TO PROJECTED
                                                                                            CALENDAR YEAR 2000 EARNINGS
                                                             SHARE PRICE TO PROJECTED             DIVIDED BY LONG
                                                            CALENDAR YEAR 2000 EARNINGS          TERM GROWTH RATES
                                                           -----------------------------  -------------------------------
ADC......................................................                 29.8x                            1.2x
Telecommunications Equipment Companies...................                 35.9                             1.5

    All earnings and growth estimates are based on the estimates from securities research analysts.

    No company utilized in the peer group comparison analysis as a comparison is identical to Saville or ADC. In evaluating the peer groups, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Saville or ADC, such as the impact of competition on the business of Saville or ADC and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Saville or ADC or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using peer group data.

    ANALYSIS OF SELECTED PRECEDENT TRANSACTIONS. Morgan Stanley reviewed a number of telecommunications software transactions and compared certain statistics for the telecommunications software transactions to the relevant financial statistics for Saville based on the value of Saville implied by the Ordinary Share Allotment Ratio and the closing price for Saville's ADRs and ADC's common stock as of June 16, 1999. The following table presents the implied values, using the low, median and high multiples of next twelve months' estimated earnings, the 45 trading day prior to announcement offer price premiums, the 45 trading day prior exchange ratios and the 60 trading day average exchange ratios for the telecommunications software transactions, compared to the respective earnings multiple and offer price premium and Ordinary Share Allotment Ratio for the transaction implied by the offer as of June 16, 1999.

                                                                                                IMPLIED ORDINARY ALLOTMENT
                                                                IMPLIED                             RATIO PREMIUMS TO
                                                              OFFER PRICE     IMPLIED OFFER    ----------------------------
                                                                TO NEXT      PRICE PREMIUMS                       60 DAY
                                                                TWELVE       45 TRADING DAYS    45 DAY PRIOR      AVERAGE
                                                                MONTHS'         PRIOR TO          EXCHANGE       EXCHANGE
                                                               EARNINGS       ANNOUNCEMENT         RATIOS         RATIOS
                                                             -------------  -----------------  ---------------  -----------
Telecommunications Software Transactions
  Low......................................................         24.1x            (2.4%)            (3.8%)         11.3%
  Median...................................................         39.3             74.2%             35.2%          40.3%
  High.....................................................        101.1            144.7%             97.2%          77.0%
Saville Systems(1).........................................         32.6            115.9%             91.4%          26.8%

------------------------

(1) Based on analysts' estimates.

    No transaction utilized as a comparison in the precedent transactions analysis is identical to the Acquisition Agreement and the Scheme. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions regarding industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Saville or ADC, such as the impact of competition on Saville or ADC and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Saville or ADC or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data.

    DISCOUNTED EQUITY ANALYSIS. Morgan Stanley reviewed the present value per share of Saville's respective future trading prices based on ranges of the following assumptions: earnings per share estimates for the calendar year 2000 and the calendar year 2002; illustrative multiples of earnings per share, ranging from 12.0x to 16.0x; and illustrative discount rates ranging form 18.0% to 22.0%. Based on these assumptions, Morgan Stanley calculated the present value of future theoretical trading values, ranging from approximately $8.00 to $17.00 per Saville share.


    PRO FORMA ANALYSIS OF THE SCHEME. Morgan Stanley analyzed the pro forma impact of the Scheme on earnings per share for ADC for calendar years 1999 through 2000. The pro forma results were calculated as if the Scheme had closed at the beginning of calendar 1999, and were based on projected earnings derived from First Call Estimates. The pro forma analysis also took into account the pooling accounting assumptions and followed U.S. GAAP in deriving earnings. Morgan Stanley noted that, without including synergies, on a U.S. GAAP basis, the Scheme would be slightly dilutive to ADC's earnings per share in calendar 1999 and accretive to ADC's earnings per share in calendar 2000.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any particular analysis or factor considered by it. Furthermore, Morgan Stanley believes that selecting any portion of Morgan Stanley's analyses, without considering all analyses, would create an incomplete view of the process underlying Morgan Stanley's opinion. In addition, Morgan Stanley may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of Saville or ADC.

    In performing its analysis, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Saville or ADC. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of Morgan Stanley's analysis of the fairness from a financial point of view of the Ordinary Share Allotment Ratio as set forth in the Scheme and were provided to Saville's Board of Directors in connection with the delivery of Morgan Stanley's opinion. The analyses do not purport to be appraisals of value or to reflect the prices at which Saville or ADC might actually be sold. In addition, as described above, Morgan Stanley's opinion was one of the many factors taken into consideration by Saville's Board of Directors in making its determination to approve the Acquisition. The Ordinary Share Allotment Ratio pursuant to the Scheme was determined through arms'-length negotiations between Saville and ADC and was approved by Saville's Board of Directors.

    Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. In the ordinary course of its trading, brokerage and financing activities, Morgan Stanley and its affiliates may, at any time, have a long or short position in, and buy and sell the debt or equity securities and senior loans of Saville or ADC for its account or the account of its customers.

    Pursuant to an engagement letter dated January 29, 1999, Saville has agreed to pay Morgan Stanley (i) an advisory fee which is payable in the event that the Scheme is not completed, and (ii) if the Scheme is completed, a transaction fee of approximately $5,000,000. Saville has also agreed to reimburse Morgan Stanley for all expenses incurred in connection with the services provided by Morgan Stanley. Saville has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees, and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including liabilities under the federal securities laws arising out of or in connection with Morgan Stanley's engagement and any related transactions.

THE HIGH COURT SANCTION HEARING


    The hearing by the High Court of Saville's application for the sanction of the Scheme and the confirmation of the proposed reduction of capital will take place on a day which will be appointed by the High Court following a separate application for that purpose. At the same time as the High Court appoints the day for hearing, it will direct how the date of the hearing should be advertised. Saville will propose that such advertising should be placed in the legal notices sections (or similar available alternative section) in the Wall Street Journal and The Irish Times newspapers. All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer. Submissions and arguments to the High Court are generally made orally, but any facts other than those expressed in Saville's own documents which a person wishes to put forward must be put forward as evidence in the form of a sworn written statement (an "affidavit" being the standard form for this in Irish practice). Any person proposing to make submissions or put forward evidence to the High Court at the hearing will be requested to advise Saville's Irish lawyers in advance and they in turn will advise the High Court. Individuals may make these submissions personally or by a professional lawyer entitled to appear in High Court in Ireland (a "solicitor" or "barrister" in Irish practice).



    The hearing will take place on the advertised date or on adjourned dates then fixed by the High Court. The High Court will consider the submissions and evidence presented to it so as to establish whether the requirements of Irish law and Saville's corporate constitution (its `memorandum and articles of association') so far as these are applicable have been complied with, whether the necessary majorities of Saville's shareholders of record have voted in favour of approving the Scheme and the resolution for the reduction of Saville's capital, and whether the Scheme and reduction of capital are fair and reasonable in all circumstances. The High Court may announce its decision immediately after the hearing or may defer this until a date to be announced later.



EFFECTIVE TIME OF THE ACQUISITION



    The Acquisition will be consummated upon delivery to the Registrar of Companies in Dublin, Ireland, of a copy of the final order of the High Court sanctioning the Scheme and confirming the reduction of Saville's capital, and the registration by the Registrar of the order confirming the reduction of Saville's capital.


INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

    In considering the recommendation of the Board of Directors with respect to the Scheme, shareholders of Saville should be aware that certain executive officers and directors of Saville have certain interests in the Acquisition that may be substantial or in addition to the interests of shareholders of Saville generally. The disinterested directors of the Board and the Board of Directors were aware of these interests and considered them, among other factors, in approving the Acquisition Agreement and the Scheme. The interests are summarized below.

    INTERESTS OF EXECUTIVE OFFICERS


    INTERESTS IN ORDINARY SHARES. As of July 20, 1999, the executive officers of Saville and their respective affiliates (other than John J. Boyle III whose shares are included in the director totals described below), beneficially owned an aggregate of 12,966 ordinary shares, which will be treated in the same manner as ordinary shares held by other shareholders. The executive officers of Saville and their respective affiliates will receive an aggregate of 4,641 shares of ADC common stock in the Acquisition. See "Security Ownership of Management and Certain Other Beneficial Owners" on pages 59 to 62.



    INTERESTS IN SAVILLE OPTIONS. Certain executive officers of Saville hold Saville options. As of July 20, 1999, the executive officers of Saville and their respective affiliates (other than John J. Boyle III whose options are included in the director totals below), held Saville options to purchase an aggregate of 1,587,335 ordinary shares that will be treated in the same manner as Saville options held by other optionholders. Of the Saville options held by executive officers, 407,333 were vested and 1,180,002 were unvested as of July 20, 1999. All unvested Saville options, including those held by Saville's executive officers and their respective affiliates, will become exercisable in full upon completion of the Acquisition. See "Security Ownership of Management and Certain Other Beneficial Owners" on pages 59 to 62.



    EMPLOYMENT AGREEMENTS. Lawrence S. Barker, Michael Durance, Susan Ernst, Eric Fredine, Christopher Hanson and Robin Winn, all of whom are executive officers of Saville, each have entered into an Employment Agreement with ADC, which will take effect on the business day following the Effective Time. Other than Mr. Hanson's Employment Agreement which has a six-month term, each Employment Agreement has a two-year term, which will end on the last day of the month in which falls the two-year anniversary of the effective date of such agreement. Each Employment Agreement provides for an annual base salary, stock option grants, bonus arrangements and other benefits. In addition, Saville has paid each such executive a retention bonus of 50% of his or her current base salary (25% in the case of Mr. Hanson), which amount must be repaid by the executive in the event the executive is not an employee of Saville at the Effective Time, and ADC has agreed to pay each such executive an additional retention bonus of 50% of his or her current base salary (25% in the case of Mr. Hanson) within thirty days of the Effective Time. ADC will also pay the executive a specified amount equal to 100% of the amount of the target bonus the executive might have earned under the incentive bonus plan established by Saville for the 1999 calendar year. This bonus payment will be made within 60 days after the end of the 1999 calendar year, provided the executive is employed by ADC on the date the payment is to be made. The executive will also be eligible to participate in any management incentive plan ("MIP") ADC establishes for any fiscal year, according to the targets and guidelines, and the terms and conditions ADC establishes to govern the MIP for that fiscal year. ADC will recommend to ADC's Compensation and Organization Committee that the executive be granted options to purchase shares of ADC common stock, in accordance with the terms of the ADC 1991 Stock Incentive Plan and a stock option agreement to be entered into by the executive. Each year during the term of the Employment Agreement, the executive will be eligible to participate in ADC's executive stock option plan for such year. In addition, as a further incentive for the executive to contribute to the effective performance of ADC's Software Systems Division, ADC will recommend to the ADC Compensation and Organization Committee that the executive be granted an option to purchase additional shares of ADC's common stock. The vesting of this option (the "Performance Option") will be contingent upon the Software Systems Division of ADC meeting the financial performance goals ADC establishes for the Software Systems Division for each fiscal year. Upon the termination of the executive's employment by ADC for any reason, all Performance Options that have not yet vested will expire and the executive will have no right to exercise those options. The Employment Agreement also provides that if the executive's employment is terminated either (i) by ADC with Cause (as defined in the Employment Agreement) or (ii) upon the death or disability of the executive, then the executive will not be entitled to receive any further compensation after the date of termination, subject to applicable law. If ADC terminates the executive's employment without cause, ADC shall pay to the executive as severance pay an amount equal to the executive's annual base salary on the termination date, computed on a monthly basis, multiplied by twelve (12) months and a pro rata portion of the incentive target percentage for the fiscal year in effect when the termination is effective.



    John J. Boyle III, Saville's Chairman of the Board and Chief Executive Officer, has also entered into an Employment Agreement and a Restricted Stock Rollover Agreement with ADC as described below.


    SEVERANCE ARRANGEMENTS


    Each executive officer (other than the executive officers who have entered into employment agreements with ADC as described above) and certain other officers of Saville (for a combined total of 20 officers) will become eligible for certain severance payments under specified conditions from ADC upon consummation of the Acquisition. Pursuant to these severance arrangements, ADC would be obligated to pay 12 months' base salary to any such person whose employment with ADC is terminated within 12 months after the Effective Time by ADC without Cause (as defined in the severance arrangement) or by the employee for Good Reason (as defined in the severance arrangement).


    INTERESTS OF DIRECTORS


    INTERESTS IN ORDINARY SHARES. As of July 20, 1999, the directors of Saville and their respective affiliates beneficially owned an aggregate of 1,937,582 ordinary shares, which will be treated in the same manner as ordinary shares held by other shareholders. The directors of Saville and their respective affiliates will receive an aggregate of 693,654 shares of ADC common stock in the Acquisition. See "Security Ownership of Management and Certain Other Beneficial Owners" on pages 59 to 62.



    INTERESTS IN SAVILLE OPTIONS. Certain directors of Saville hold Saville options. As of July 20, 1999, the directors of Saville and their respective affiliates, held Saville options to purchase an aggregate of 1,517,000 ordinary shares that will be treated in the same manner as Saville options held by other optionholders. Of the Saville options held by directors, 1,260,334 were vested and 256,666 were unvested as of July 20, 1999. All unvested Saville options, including those held by Saville's directors and their respective affiliates, will become exercisable in full upon completion of the Acquisition. See "Security Ownership of Management and Certain Other Beneficial Owners" on pages 59 to 62.



    EMPLOYMENT AGREEMENTS. John J. Boyle III, Saville's Chairman of the Board and Chief Executive Officer, has entered into an Employment Agreement with ADC on substantially the same terms as those of the executive officers described in the preceding subsection, with the following exceptions: the employment agreement will terminate six months after the first business day following the Effective Time; Mr. Boyle will serve as a Senior Vice President of ADC; Mr. Boyle will receive an annualized salary of $380,000; on the date Mr. Boyle's Employment Agreement takes effect, ADC will grant to Mr. Boyle 6,000 shares of ADC Restricted Stock (which shall fully vest in favor of Mr. Boyle if he is employed by ADC on the date the Employment Agreement terminates, and which grant shall become null and void if Mr. Boyle's employment is terminated for any reason before the end of the term of the Employment Agreement); and ADC may terminate Mr. Boyle at any time and for any reason, and without notice, provided ADC pays to Mr. Boyle his base salary for the remaining period of the term of the Employment Agreement, a severance payment of $300,000 and a special incentive payment in the amount of $125,000.



    STOCK RESTRICTION AGREEMENT. John J. Boyle III, Saville's Chairman of the Board and Chief Executive Officer, is party to a Stock Restriction Agreement with Saville dated December 1, 1997, pursuant to which Mr. Boyle owns 30,000 ordinary shares. Mr. Boyle is required to contribute to the capital of Saville any shares that have not vested at the time that Mr. Boyle ceases to be a member of Saville's Board of Directors. Mr. Boyle is prohibited from transferring any of the shares for so long as they are not vested. ADC and Mr. Boyle have entered into a Restricted Stock Rollover Agreement, pursuant to which the shares of ADC common stock to be received in the Acquisition by Mr. Boyle upon cancellation of the 30,000 ordinary shares subject to his Stock Restriction Agreement will be subject to the same vesting and transfer restrictions as are contained in the existing Stock Restriction Agreement after the Acquisition.


    INDEMNIFICATION OF DIRECTORS AND OFFICERS

    All rights to indemnification existing in favor of the present or former directors and officers of Saville, as in effect on the date of the Acquisition Agreement, with respect to matters occurring through the Effective Time, shall survive the Acquisition and shall continue in full force and effect for a period of six years from the Effective Time. In addition, pursuant to the Acquisition Agreement, for not less than six years after the Effective Time, ADC has agreed to maintain the current policies of directors' and officers' liability insurance historically maintained by Saville and its subsidiaries with respect to matters occurring prior to the Effective Time; provided, that, (i) ADC may substitute policies with substantially the same or better coverage containing terms and conditions which are not less advantageous, in any material respect, to such parties and
(ii) ADC will not be required to pay an annual premium in excess of 200% of the annual premium in effect immediately prior to the Effective Time.


    ADC BOARD SEATS. Subsequent to the execution of the Acquisition Agreement by ADC and Saville, ADC's board of directors has considered whether it would be in the best interests of ADC and its shareholders to invite certain members of Saville's board of directors to serve as members of ADC's board of directors following the Acquisition. While no invitation has been extended to any of Saville's board members as of the date of this Proxy Statement, invitations to serve on ADC's board of directors may be made prior to the completion of the Acquisition, with any appointment to be effective following consummation of the Acquisition.


REGULATORY FILINGS AND APPROVALS


    In addition to the High Court proceedings described under "The Acquisition," the obligation of each party to fulfill its respective obligations under the Acquisition Agreement is subject to obtaining the prior approval or consent of the following governmental agencies:



    Under the Irish Control Act, the Acquisition may not be consummated until notifications have been given and certain information has been furnished to the Minister for Enterprise, Trade and Employment (the "Minister") and either the Minister has stated in writing that he does not intend to make an order under
Section 6 of the Irish Control Act with respect to the Acquisition or the relevant period within the meaning of Section 6 of the Irish Control Act has elapsed. ADC and Saville filed the appropriate notification forms and information with the Minister on July 23, 1999.



    Under the HSR Act and the rules promulgated thereunder by the United States Federal Trade Commission (the "FTC"), the Acquisition may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and specified waiting period requirements have been satisfied or approval granted. On July 15, 1999, the FTC granted ADC and Saville early termination of the waiting period under the HSR Act.


    The Acquisition Agreement also provides that certain approvals must be obtained from applicable Canadian and Australian antitrust authorities or applicable waiting periods must have expired prior to consummation of the Acquisition.

    At any time before or after consummation of the Acquisition, the antitrust authorities described above could take such action under their respective antitrust laws as they deem necessary or desirable in the public interest, including seeking to enjoin the consummation of the Acquisition or seeking divesture of assets of ADC or Saville. In addition, at any time after the Effective Time of the Acquisition, any state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Acquisition or seeking divestiture of assets of ADC or Saville. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

    Based on information available to them, ADC and Saville believe that the Acquisition can be effected in compliance with Irish, United States federal and state, Canadian and Australian antitrust laws. However, there can be no assurance that a challenge to the consummation of the Acquisition on antitrust grounds will not be made or that, if such a challenge were made, ADC and Saville would prevail or would not be required to accept certain conditions, including the divestiture of assets and/or commitments as to future business practices and other matters in order to consummate the Acquisition.

ACCOUNTING TREATMENT

    ADC and Saville intend for the Acquisition to be treated as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Saville will be carried forward to ADC at their recorded amounts, income of ADC will include income or loss of Saville for the entire fiscal year in which the combination occurs and the reported income or loss of the separate companies for prior periods will be combined and restated as income or loss of ADC. Saville received a letter from PricewaterhouseCoopers LLP, its independent accountants, dated June 18, 1999, stating that, based in part on analysis prepared by management, Saville will qualify as a party to a pooling of interests transaction. ADC received a letter from Arthur Andersen LLP, its independent accountants, dated June 18, 1999, stating that, based in part on analysis prepared by management, ADC will qualify as a party to a pooling of interests transaction. It is a condition to consummation of the Acquisition that neither of these letters be withdrawn or modified in any respect as of the Effective Date and that ADC shall have received a letter from Arthur Andersen LLP, dated as of the Effective Date, stating that, based in part on the letter of PricewaterhouseCoopers LLP and its familiarity with ADC, the Acquisition will qualify as a pooling of interests transaction under Accounting Principles Board Opinion No. 16 and applicable regulations of the Commission. See "The Acquisition Agreement and the Scheme--Conditions."


    To help ensure that Saville and ADC meet the prerequisites for pooling of interests accounting treatment, the affiliates of Saville and the affiliates of ADC will each execute a letter agreement to the effect that such person will not sell, transfer or otherwise dispose of, or reduce such person's interest in or risk relating to, any of Saville's ordinary shares or shares of ADC common stock from the date that is 30 days prior to the Effective Time (or the termination of the Acquisition Agreement), and thereafter will not sell any shares of ADC common stock received in the transaction or otherwise beneficially owned by such person until ADC publicly releases combined financial results which reflect 30 days of combined operations of ADC and Saville.


FEDERAL SECURITIES LAW CONSEQUENCES


    All shares of ADC common stock received by shareholders of Saville in the Acquisition will be issued pursuant to an exemption from registration under
Section 3(a)(10) under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and will therefore be freely transferable, except that shares of ADC common stock received by persons who are deemed to be affiliates of Saville prior to the Acquisition may be resold by them in the U.S. only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of ADC) or otherwise in compliance with (or pursuant to an exemption from) the registration requirements of the Securities Act. Persons deemed to be affiliates of Saville or ADC are those individuals or entities that control, are controlled by, or are under common control with, such party and generally include executive officers and directors of such party as well as certain principal shareholders of such party. The Acquisition Agreement requires Saville to use its best efforts to cause each of its affiliates to execute a written agreement to the effect that such person will not offer or sell or otherwise dispose of any of the shares of ADC common stock issued to such person in or pursuant to the Acquisition except in compliance with the Securities Act and the rules and regulations promulgated by the Commission thereunder.


STOCK MARKET QUOTATION

    It is a condition to the Acquisition that the shares of ADC common stock to be issued pursuant to the Scheme be approved for quotation on the Nasdaq National Market. An application will be filed for listing the shares of ADC common stock to be issued in the Scheme on the Nasdaq National Market.

NO RIGHT TO DISSENT


    If the shareholders of Saville approve the Scheme and the reduction of Saville's capital in accordance therewith, and the High Court sanctions the Scheme and confirms the reduction of Saville's capital, then, subject to the Scheme becoming effective in accordance with its terms, each of Saville's ordinary shares and deferred shares will be automatically deemed cancelled in consideration for the right to receive that number of shares of ADC common stock as determined by the Ordinary Share Allotment Ratio or the Deferred Share Allotment Ratio, as the case may be, and each Saville option will be automatically assumed and converted into an ADC option, and no holder of any of the foregoing securities will have a right under Irish law to dissent or obtain the "full value" of, or otherwise seek a court appraisal of the value of, such securities.



SURRENDER OF SHARE CERTIFICATES AND ADRS



    Following the Effective Time, ADC will cause a letter of transmittal to be mailed to all holders of ordinary shares (including those represented by ADSs evidenced by ADRs) and deferred shares containing instructions for surrendering their certificates representing ordinary shares and deferred shares and ADRs. CERTIFICATES AND ADRS SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED, FULLY COMPLETED AND RETURNED BY SUCH HOLDER AS INSTRUCTED IN THE LETTER OF TRANSMITTAL.


CERTAIN TAX CONSIDERATIONS

    UNITED STATES FEDERAL INCOME TAX CONSEQUENCES


    The following discussion summarizes the U.S. federal income tax consequences to U.S. Holders (as defined below) of (i) the receipt of shares of ADC common stock in consideration for the cancellation of ordinary shares and deferred shares and (ii) the assumption of Saville options and the conversion thereof into ADC options, as described in the Acquisition Agreement. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, judicial decisions and published positions of the IRS, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation (including potential application of the alternative minimum tax) that may be relevant to a particular shareholder or optionholder based on such holder's particular circumstances and does not address any aspect of state, local or non-U.S. tax laws. Further, with respect to the discussion of ordinary shares and deferred shares, this summary generally considers only U.S. Holders that hold their ordinary shares as capital assets (generally, assets held for investment) and may not apply to all shareholders. In particular, the discussion may not apply to shareholders (i) who acquired their ordinary shares pursuant to the exercise of employee stock options or other compensation arrangements with Saville; (ii) who are subject to special tax treatment under the Code (such as broker-dealers, insurance companies, tax-exempt organizations, financial institutions, and regulated investment companies); (iii) who hold the ordinary shares as part of a "straddle," "hedge," or "conversion transaction," or to holders whose functional currency is not the U.S. dollar; (iv) who own, or have owned, directly, indirectly, or through attribution, currently or during the past five years, 10% or more of the ordinary shares; or (v) who are certain expatriates or former long-term residents of the U.S.


    For purposes of this discussion, a "U.S. Holder" is any holder of ordinary shares or deferred shares of Saville who is (i) a citizen or resident of the U.S.; (ii) a corporation or other entity taxable as a corporation organized under the laws of the U.S. or of any state thereof or the District of Columbia;
(iii) an estate the income of which is included in gross income for U.S. federal income tax purposes regardless of source; (iv) a trust, if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions; or (v) any other person who is subject to U.S. federal income tax on a net income basis with respect to the ordinary shares or deferred shares. In the case of a holder of ordinary shares or deferred shares that is a partnership for U.S. federal income tax purposes, each partner of such partnership will take into account its allocable share of income or loss from the ordinary shares or deferred shares, and will take such income or loss into account under the rules of taxation applicable to such partner, taking into account the activities of the partnership and the partner.

   ISSUANCE OF ADC COMMON STOCK IN CONSIDERATION FOR CANCELLATION OF ORDINARY SHARES AND DEFERRED SHARES

    Hale and Dorr LLP has acted as counsel to Saville in connection with the Acquisition. In the opinion of Hale and Dorr LLP, as of the date hereof, the Scheme will constitute a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization"). This opinion is based on factual representations of Saville and ADC and which are customarily given in transactions of this type.

    Based on the conditions and assumptions referred to above, as a result of the Scheme qualifying as a Reorganization, no gain or loss will be recognized by U.S. Holders of ordinary shares or deferred shares solely as the result of the cancellation of their ordinary shares or deferred shares in consideration for shares of ADC common stock pursuant to the Scheme. The aggregate tax basis of the shares of ADC common stock received pursuant to the Scheme will be the same as the aggregate tax basis of the ordinary shares or deferred shares cancelled in consideration therefor pursuant to the Scheme. The holding period of the shares of ADC common stock received will include the holding period of the ordinary shares or deferred shares cancelled in consideration therefor pursuant to the Scheme.

    Neither Saville nor ADC has requested a ruling from the IRS with regard to any of the U.S. federal income tax consequences of the Acquisition, and the IRS is not precluded from successfully asserting that the cancellation of ordinary shares or deferred shares pursuant to the Scheme is not a Reorganization, contrary to the opinion of counsel.


    A successful IRS challenge to the Reorganization status of the Scheme would result in a U.S. Holder of ordinary shares or deferred shares recognizing taxable gain or loss with respect to each ordinary share or deferred share cancelled equal to the difference between (i) the fair market value, as of the time of the consummation of the Scheme, of the shares of ADC common stock received and (ii) the U.S. Holder's basis in the ordinary shares or deferred shares cancelled. In that event a U.S. Holder's basis in the shares of ADC common stock received in the Scheme would equal its fair market value as of the time of the consummation of the Scheme and the U.S. Holder's holding period for that stock will begin on the day after the day of the consummation of the Scheme.


    Provided the consummation of the Scheme qualifies as a Reorganization, neither Saville nor ADC will recognize gain or loss as the result of the Scheme.

    CONVERSION OF SAVILLE OPTIONS TO ADC OPTIONS

    Saville believes that the assumption and conversion by ADC of Saville options pursuant to the Acquisition will be treated as an exchange of such Saville options for U.S. federal income tax purposes. In general, the receipt by U.S. Holders of ADC options in exchange for outstanding Saville options, as described in the Acquisition Agreement, will not be a taxable event to U.S. Holders of Saville options for U.S. federal income tax purposes. The ADC options received by U.S. Holders in substitution for Saville Options are "non-qualified stock options" for U.S. federal tax purposes and will be treated as non-qualified stock options.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE SCHEME, INCLUDING THE APPLICATION TO THEM OF ANY PENDING LEGISLATION, TAX REPORTING REQUIREMENTS, THE ALTERNATIVE MINIMUM TAX AND THE EFFECTS OF APPLICABLE STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS.

    IRISH TAX CONSEQUENCES


    The following summary is general in character and is based on certain aspects of current Irish law, regulations, rulings and decisions and Irish Revenue practice, all of which are subject to change. Any such change may be applied retroactively and may adversely affect the summary. This summary does not address all possible tax consequences relating to the Scheme. Attention is drawn to the fact that the summary is not comprehensive and that shareholders and optionholders should consider their individual situation with their usual tax adviser.


    ISSUANCE OF ADC COMMON STOCK IN CONSIDERATION FOR CANCELLATION OF ORDINARY
     SHARES AND DEFERRED SHARES


    The receipt of ADC common stock in consideration for the cancellation of ordinary shares or deferred shares will not give rise to Irish capital gains tax. Holders of ordinary shares or deferred shares will be treated as having acquired the ADC common stock on the same date and for the same cost as the ordinary shares or deferred shares.



    CONVERSION OF SAVILLE OPTIONS TO ADC OPTIONS



    The assumption of Saville options by ADC and their conversion into ADC options is not a taxable event under Irish law.


    THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER OF SAVILLE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION TO HIM OR HER.

                    THE ACQUISITION AGREEMENT AND THE SCHEME

    THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN ASPECTS OF THE ACQUISITION AGREEMENT AND THE SCHEME. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE ACQUISITION AGREEMENT AND THE SCHEME, WHICH ARE ATTACHED TO THIS PROXY STATEMENT AS ANNEX A AND ANNEX B, RESPECTIVELY. WE HAVE NOT FILED WITH THE COMMISSION ALL EXHIBITS OR OTHER AGREEMENTS REFERRED TO IN THE ACQUISITION AGREEMENT OR THE SCHEME. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS ASCRIBED TO SUCH TERMS IN THE ACQUISITION AGREEMENT.

GENERAL


    The Scheme provides that, following approval by the shareholders of Saville and the sanctioning of the Scheme by the High Court, all of the issued ordinary shares and deferred shares of Saville will be cancelled and the holders thereof will be allotted a number of shares of ADC common stock, as described herein.


CANCELLATION AND ALLOTMENT OF SHARES


    Upon sanction of the Scheme, the share capital of Saville will be reduced by the cancellation of Saville's ordinary shares and deferred shares, and the holders of the ordinary shares and deferred shares will be allotted shares of ADC common stock. In consideration for the cancellation of the ordinary shares and deferred shares, ADC will issue (i) 0.358 share of ADC common stock to the holders of ordinary shares for each ordinary share outstanding at the Effective Time and (ii) 0.027 share of ADC common stock to the holders of deferred shares for each deferred share outstanding at the Effective Time. No fractional shares of ADC common stock will be issued to any holder of ordinary shares or deferred shares. Any fractional shares will be rounded up to the next whole share of ADC common stock in the case of record holders of ordinary shares or deferred shares and rounded down to the next whole share of ADC common stock in the case of ADRs and Saville options being exchanged for ADC options.


REPRESENTATIONS AND WARRANTIES


    The Acquisition Agreement contains customary representations and warranties of Saville relating to, among other things, (a) due incorporation, valid existence and good standing of Saville and its Subsidiaries and certain similar corporate matters; (b) the capital structure of each of Saville and its Subsidiaries; (c) the authorization, execution, delivery and enforceability of the Acquisition Agreement and related matters; (d) conflicts under charters or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements filed by Saville with the Commission and the accuracy of information contained therein; (f) undisclosed liabilities;
(g) the absence of certain material adverse changes or events; (h) litigation;
(i) properties; (j) contracts; (k) compliance with laws; (l) intellectual property rights; (m) taxes and tax matters; (n) employees; (o) employee benefit plans; (p) environmental matters; (q) finders or brokers; (r) Board recommendation; and (s) opinion of financial advisors.



    The Acquisition Agreement also contains customary representations and warranties of ADC relating to, among other things, (a) organization and qualification; (b) capitalization; (c) authority relative to the Acquisition Agreement; (d) conflicts under charters or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements filed by ADC with the Commission and the accuracy of information contained therein; (f) the absence of certain material adverse changes or events; (g) litigation; (h) compliance with laws; (i) finders or brokers; and
(j) tax matters.


CERTAIN COVENANTS

    Pursuant to the Acquisition Agreement, Saville has agreed that, during the period from the date of the Acquisition Agreement to the earlier of (i) the termination of the Acquisition Agreement or (ii) the Effective Time, except as set forth in the Acquisition Agreement or as otherwise agreed to in writing by

ADC, each of Saville and its Subsidiaries (a) will conduct its operations according to its ordinary course of business consistent with past practice; (b) will use commercially reasonable efforts consistent with past practice and policies to preserve intact its business organization; (c) will keep available the services of its officers and employees and maintain satisfactory relations with suppliers, distributors, customers and others having business relationships with it; (d) will take no action which would materially adversely affect the ability of the parties to consummate the transactions contemplated by the Acquisition Agreement; (e) will not amend any of its Charter Documents or Governing Documents; (f) will not authorize for issuance, issue, sell, deliver, grant any options or warrants for, or otherwise agree or commit to issue, sell, deliver, dispose of or otherwise encumber any shares of any class of its share capital or any securities convertible into shares of any class of its share capital, subject to certain exceptions (including the issuance of shares upon the exercise of options outstanding on June 19, 1999 and to new employees as described below and the purchase of shares pursuant to Saville's Employee Stock Purchase Plan through August 30, 1999 and the grant to employees hired after June 19, 1999 of options to purchase up to 75,000 ordinary shares); (g) will not subdivide, cancel, consolidate or reclassify any shares of its share capital, issue or authorize the issuance of any other securities in respect of, or in lieu of or in substitution for shares of its share capital, declare, set aside or pay any dividend or other distribution in respect of its share capital or purchase, redeem or otherwise acquire any shares of its own share capital or of any of its Subsidiaries; (h) will not incur or assume any indebtedness for money borrowed other than under its existing credit line in the ordinary course of business; (i) will not increase the compensation payable to any employee (except for increases to non-officer employees consistent with past practices and current market conditions), or grant any rights to receive severance or termination pay to, or enter into or amend any employment or severance agreement with any employee or any of its directors or officers, or pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into, amend or agree to enter into or amend any agreement or arrangement with directors, officers or employees, whether past or present, relating to any pension, retirement allowance or other employee benefit (except as required to comply with law or under currently existing agreements, plans or arrangements);
(j) will not enter into, amend in any material respect or terminate any material contracts, other than in the ordinary course of business consistent with past practice; (k) will not sell, lease, license, mortgage or dispose of any of its properties or assets, other than (i) transactions in the ordinary course of business consistent with past practice and (ii) sales of assets, for the fair market value thereof, which sales do not individually or in the aggregate exceed $2,000,000; (l) will not acquire or agree to acquire any business or any corporation, limited liability company, partnership, association or other business organization or division thereof or otherwise acquire any assets, other than the acquisition of assets that are in the ordinary course of business consistent with past practice and not material to Saville and its Subsidiaries taken as a whole; (m) will not alter the corporate structure or ownership of Saville or any Subsidiary; (n) will not authorize or commit to make any material capital expenditures not reflected in the budget of Saville, other than capital expenditures (not exceeding, in the aggregate, 115% of Saville's budget) incurred in the ordinary course of business and consistent with past practices;
(o) will not make any change in the accounting methods or accounting practices followed by Saville, except as required by GAAP or applicable law; (p) will not make any election under Irish, U.S., Canadian or Australian tax law which would individually or in the aggregate, reasonably be expected to have a material adverse effect on Saville; (q) will not prepare or file any tax return inconsistent with past practice, or in such tax return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar tax returns in prior periods; (r) will not knowingly take any action that would prevent ADC from accounting for the business combination to be effected by the Acquisition as a pooling-of-interests; (s) will not settle any action, suit, claim, investigation or proceeding requiring a payment by Saville or its Subsidiaries in excess of $2,000,000 without the consent of ADC; (t) will not pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of claims, liabilities or obligations reflected or reserved against in, or contemplated by, the most recent financial statements of Saville included in Saville's SEC Reports or incurred in the ordinary course of business consistent with past practice; or (u) will not authorize, recommend, propose, agree or announce an intention to do any of the foregoing or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

NO SOLICITATION


    The Acquisition Agreement provides that Saville will (and will cause its officers, directors, employees, investment bankers, attorneys and other agents
to) cease all discussions, negotiations, responses to inquiries and other communications relating to any potential business combination with all third parties who, prior to the date of the Acquisition Agreement, may have expressed or otherwise indicated any interest in pursuing an acquisition with Saville. Saville will not, nor shall it authorize or permit any officers, directors or employees of, or any investment bankers, attorneys or other agents retained by or acting on behalf of, Saville to (i) initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal that constitutes an Acquisition Proposal, (ii) engage or participate in negotiations or discussion with, or furnish any information or data to, or take any other action to, facilitate any inquiries or making any proposal by, any third party relating to an Acquisition Proposal, or (iii) enter into any agreement with respect to any Acquisition Proposal or approve an Acquisition Proposal. Prior to the Meetings, Saville and its Board of Directors may participate in discussions or negotiations with or furnish information to any third party making an unsolicited acquisition proposal (a "Potential Acquiror") or approve or recommend an unsolicited acquisition proposal if both (A) a majority of the directors of Saville, without including directors who have a financial interest in such Acquisition Proposal or who are or may be considered Affiliates (as defined in Rule 405 under the Securities Act) or "connected persons" (as defined in Section 26 of the Irish Companies Act, 1990), of any person making an Acquisition Proposal ("disinterested directors") determines in good faith, after receiving advice from its financial advisor, that a Potential Acquiror has submitted to Saville an Acquisition Proposal that is a Superior Proposal, and
(B) a majority of the disinterested directors determines in good faith, after receiving advice from reputable outside legal counsel experienced in such matters, that the failure to participate in such discussions or negotiations or to furnish such information is inconsistent with the directors' fiduciary duties under applicable law.


    For purposes of the Acquisition Agreement, a "Superior Proposal" means any BONA FIDE Acquisition Proposal to acquire (including by means of a scheme of arrangement), directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of the ordinary shares then outstanding or all or substantially all of the assets of Saville, and otherwise on terms that a majority of the disinterested directors determines, in good faith, to be more favorable to Saville and its shareholders than the Scheme, after receiving advice from Morgan Stanley, Saville's independent financial advisor, and for which financing, to the extent required, is then committed. In the event that Saville receives any Acquisition Proposal, it must within 24 hours after receipt of the Acquisition Proposal, furnish to ADC the identity of the recipient of the information and of the Potential Acquiror, the terms of the Acquisition Proposal and copies of all related information. If Saville delivers to ADC a written notice of its intention to enter into an agreement with another acquiror to effect the Acquisition Proposal, then ADC may propose amendments to the terms of the Acquisition Agreement to be at least as favorable as the Acquisition Proposal. If three days after the date notice of the Acquisition Proposal was delivered to ADC by Saville, Saville believes that the Acquisition Proposal is a Superior Proposal, then Saville may terminate the Acquisition Agreement and pay the Termination Fee (described below).

RELATED MATTERS AFTER THE ACQUISITION


    At the Effective Time, Saville will become a wholly owned subsidiary of ADC. ADC will own 100% of the issued and outstanding share capital of Saville. After the Effective Time, all ordinary shares represented by ADSs and evidenced by ADRs will cease to be listed on the Nasdaq National Market, and ADC will terminate the registration of Saville under the U.S. Securities Exchange Act of 1934, as amended.

STOCK OPTIONS AND EMPLOYEE BENEFITS

    At the Effective Time, pursuant to the terms of Saville's 1995 Share Option Plan and the agreements representing the Saville options and with no further action by or on behalf of the holders of the Saville options, each option to purchase Saville ordinary shares issued by Saville pursuant to the 1995 Share Option Plan or otherwise, outstanding and unexercised, whether or not vested or exercisable, shall be assumed by ADC. Each Saville option will become an option to acquire, on the same terms and conditions as were applicable under the Saville option (after giving effect to the accelerated vesting provisions contained in the applicable agreements or the Share Option Plan), the number of whole shares of ADC common stock equal to the number of Saville ordinary shares that were issuable upon exercise of such Saville option immediately prior to the Effective Time multiplied by the Ordinary Share Allotment Ratio, rounded down to the nearest whole number of shares of ADC common stock, and the per share exercise price of the shares of ADC common stock issuable upon exercise of such ADC option shall be equal to the exercise price per share of Saville ordinary shares at which such Saville option was exercisable immediately prior to the Effective Time divided by the Ordinary Share Allotment Ratio, rounded up to the nearest whole cent. ADC has agreed to cause the ADC common stock issuable upon exercise of the ADC options to be listed on the Nasdaq National Market. On or immediately following the Effective Time, ADC will file a registration statement with the Commission on Form S-8 with respect to the ADC common stock underlying such ADC options.

    ADC has agreed in the Acquisition Agreement to provide, during the period commencing at the Effective Time and ending on the first anniversary thereof, to the employees of Saville and its Subsidiaries who become employees of ADC as of the Effective Time a package of benefits under employee benefit plans that are not materially less favorable, in the aggregate, to those employees than the benefits currently provided, in the aggregate, by Saville and its Subsidiaries to those employees (excluding any benefits under Saville's Employee Stock Purchase Plan).

INDEMNIFICATION

    The Acquisition Agreement provides that, as of the date of the Acquisition Agreement and for a period of six years thereafter, ADC will indemnify and hold harmless from and against all claims, damages, losses, obligations or liabilities ("Losses") any persons who were directors or officers of Saville, prior to the Effective Time to the fullest extent such person could have been indemnified for such Losses under applicable law or under the governing documents of Saville in effect immediately prior to the date of the Acquisition Agreement, with respect to any act or failure to act by any such indemnified person prior to the Effective Time. ADC shall maintain in effect for not less than six years from the Effective Time the current policies of directors' and officers' liability insurance maintained by Saville with respect to all matters, including the transactions contemplated by the Acquisition Agreement, occurring prior to, and including the Effective Time; provided that, in the event that any Claim is asserted or made within such six-year period, such insurance will be continued in respect of any such Claim until final disposition of any and all such Claims; and provided, further, that ADC will not be obligated to make annual premium payments for such insurance to the extent such premiums exceed 200% of the premiums paid as of the date of the Acquisition Agreement by Saville or any Subsidiary for such insurance. In such case, ADC will purchase as much coverage as possible for 200% of the premiums paid as of the date of the Acquisition Agreement for such insurance, which coverage will be at least as favorable as that provided by ADC to its directors.

CONDITIONS

    The respective obligations of ADC and Saville to effect the Acquisition is subject to the satisfaction or waiver on or prior to the Effective Date of the following conditions: (a) requisite shareholder approvals shall have been obtained on the matters proposed at the Meetings; (b) no judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other governmental entity or competent jurisdiction or other legal restraint or prohibition shall be in effect (i) imposing or seeking to impose material limitations on the ability of ADC to acquire or hold or to exercise full rights of ownership of any ordinary shares of Saville; (ii) imposing or seeking to impose material limitations on the ability of ADC and its affiliates to combine and operate the business and assets of Saville; (iii) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the Acquisition on ADC or Saville; (iv) requiring or seeking to require divestiture by ADC of all or any material portion of the business, assets or property of Saville; or (v) preventing the consummation of the Acquisition; (c) no action or proceeding shall be instituted by any governmental entity seeking to prevent consummation of the Acquisition, asserting the illegality of the Acquisition or the Acquisition Agreement or seeking material damages directly arising out of the transactions contemplated thereby which continues to be outstanding; (d) all necessary authorizations, consents, orders or approvals of, or declarations or filings with, or expiration or waiver of waiting periods imposed by, any governmental entity of any applicable jurisdiction required for the consummation of the transactions contemplated by the Acquisition Agreement shall have been filed, expired or obtained which the failure to obtain, make or occur would have the effect of making the Scheme or the Acquisition Agreement or any of the transactions contemplated thereby illegal or which individually or in the aggregate would have a material adverse effect on ADC.

    In addition, the obligation of ADC to effect the Acquisition is further subject to satisfaction or waiver of the following conditions: (a) the representations and warranties of Saville shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time, except where the failure of such representations and warranties to be so true and correct does not have, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Saville; (b) Saville shall have performed in all material respects all obligations required to be performed by it under the Acquisition Agreement at or prior to the Effective Time; (c) since the date of the Acquisition Agreement, there shall not have been a material adverse effect on Saville, nor any change, event or condition that, with the passage of time, would reasonably be expected to result in a material adverse effect on Saville; (d) Saville shall have delivered to ADC a certificate of the President and Chief Financial Officer of Saville, and a copy of the Memorandum of Association of Saville certified by the Secretary of Saville; (e) ADC shall have received the resignations of certain directors and officers of Saville; (f) Saville and ADC shall have received certain letters from PricewaterhouseCoopers LLP and Arthur Andersen LLP, respectively, with respect to the accounting treatment of the Acquisition as a pooling of interests; (g) ADC shall have received certain letters by certain affiliates of Saville; (h) any outstanding minority ownership interest in Saville's subsidiaries shall be transferred to Saville, for no consideration; and (i) Saville's Executive Retention Plan shall have been terminated with no liability to Saville or ADC.

    The obligation of Saville to effect the Acquisition is further subject to satisfaction or waiver of the following conditions: (a) the representations and warranties of ADC shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time, except where the failure of such representations and warranties to be so true and correct does not have, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on ADC; (b) ADC shall have performed in all material respects all its obligations required to be performed by it under the Acquisition Agreement; (c) ADC shall have delivered to Saville a certificate of the President and the Chief Financial Officer of ADC; and (d) Saville shall have received the opinion of Hale and Dorr LLP, its counsel, to the effect that the Acquisition will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (but if Hale and Dorr LLP does not provide the opinion, Dorsey & Whitney LLP may do so).

TERMINATION; TERMINATION FEES AND EXPENSES

    The Acquisition Agreement may be terminated and the Scheme abandoned at any time prior to the Effective Time, whether before or after approval of the Scheme by Saville's shareholders or sanction of the Scheme by the High Court:

    (a) by mutual written consent of Saville and ADC;

    (b) by either Saville or ADC;

        (i) if the Acquisition shall not have been completed by December 31, 1999; provided, however, the right to terminate the Acquisition Agreement pursuant to this provision shall not be available to any party whose failure to perform any of its obligations under the Acquisition Agreement results in the failure of the Acquisition to be consummated by such time;

        (ii) if the requisite shareholder approvals shall not have been obtained or the reduction of Saville's capital shall not have been approved at the Extraordinary General Meeting;

       (iii) if any Restraint shall be in effect and shall have become final and nonappealable; or

        (iv) subject to certain conditions, if Saville enters into a merger, acquisition or other agreement or understanding to effect a Superior Proposal or the Board of Directors of Saville or a committee thereof resolves to do so.

    (c) by Saville, if ADC shall have breached any of its representations or warranties contained in the Acquisition Agreement which breach has or is reasonably likely to have a material adverse effect on ADC or ADC shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Acquisition Agreement, in each case, which breach or failure to perform has not been cured by ADC within 30 days following receipt of notice thereof from Saville; or

    (d) by ADC:

        (i) if Saville shall have breached any of its representations and warranties contained in the Acquisition Agreement which breach has or is reasonably likely to have a material adverse effect on Saville or Saville shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Acquisition Agreement, in each case, which breach or failure to perform has not been cured by Saville within 30 days following receipt of notice thereof from ADC; or

        (ii) if (a) the Board of Directors of Saville or any committee thereof shall have withdrawn or modified in a manner adverse to ADC its approval or recommendation of the Scheme or the reduction of Saville's capital, or approved or recommended an Acquisition Proposal (including a Superior Proposal), or (b) the Board of Directors of Saville or any committee thereof shall have resolved to take any of the foregoing actions.

    Except as provided below, whether or not the Acquisition is completed, Saville, on the one hand, and ADC, on the other hand, shall bear their respective expenses incurred in connection with the Acquisition Agreement, the Scheme and the other transactions contemplated thereby.

    If the Acquisition Agreement is terminated by Saville or ADC pursuant to b(ii) above, and if, after the date of the Acquisition Agreement and prior to the termination date, an Acquisition Proposal occurs, or by ADC pursuant to clauses b(iv), d(i) or d(ii) above, then, in each case, Saville shall reimburse ADC upon demand for all out-of-pocket fees and expenses incurred or paid by or on behalf of ADC or any affiliate of ADC in connection with the Acquisition Agreement, the Scheme and the transactions contemplated thereby up to a maximum aggregate amount of $1,500,000.

    If the Acquisition Agreement is terminated by Saville or ADC at a time when ADC is entitled to terminate the Acquisition Agreement pursuant to clauses b(ii) or d(i) above, and concurrently therewith or (1) within nine months after such termination, (A) Saville shall enter into an agreement, arrangement or binding understanding with respect to an Acquisition Proposal (which shall include the commencement by a third party of a tender offer or exchange offer or similar transaction other than a Hostile Tender directly with Saville's shareholders) (collectively, a "Third Party Deal"), with a third party which made an Acquisition Proposal at or prior to the time of such termination, or (B) a Hostile Tender by a third party which made an Acquisition Proposal at or prior to the time of such termination shall have become unconditional or irrevocable, or (2) within six months after such a termination, if a third party made an Acquisition Proposal at or prior to the time of such termination, and either (A) Saville shall enter into a Third Party Deal with any other third party, or (B) a Hostile Tender commenced by any other third party shall have become unconditional or irrevocable, or (y) the Acquisition Agreement is terminated pursuant to clauses d(i) (resulting from a breach of Saville's non-solicitation covenant), b(iv) or d(ii) above, then, in each case, Saville shall pay to ADC $21,000,000 (the "Termination Fee") in cash, such payment to be made promptly, but in no event later than the second business day following (i) the later to occur of such termination and the entry into of such Third Party Deal, or (ii) such termination, whichever is applicable.

    Notwithstanding any of the foregoing, if the Acquisition Agreement is terminated by Saville pursuant to clause (c) above, then ADC shall reimburse Saville upon demand for all out-of-pocket fees and expenses incurred or paid by or on behalf of Saville or any affiliate of Saville in connection with the Acquisition Agreement and the transactions contemplated thereby up to a maximum aggregate amount of $1,500,000.

AMENDMENT AND WAIVER

    The Acquisition Agreement may be amended at any time before or after any required approval of matters presented in connection with the Scheme by the shareholders of Saville; provided, however, that after any such approval, there shall not be made any amendment that by law requires further approval by such shareholders or the High Court without obtaining such further approval. The Acquisition Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

                            SAVILLE OPTION AGREEMENT

    THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN ASPECTS OF THE OPTION AGREEMENT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE OPTION AGREEMENT, WHICH IS INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. THE OPTION AGREEMENT IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX D.


    Pursuant to the Option Agreement, ADC has the right (the "Option"), under the circumstances described below, to acquire up to 7,799,805 of the authorized but unissued ordinary shares of Saville (the "Option Shares") (or approximately 19.9% of the outstanding ordinary shares as of June 19, 1999), at a per share exercise price of $17.50 (the "Option Price"), payable in cash. The Option Agreement could have the effect of making an acquisition of Saville by a third party more costly because of the need to acquire in any such transaction the Option Shares issued under the Option Agreement, and could also jeopardize the ability of a third party to acquire Saville in a transaction to be accounted for as a pooling of interests.


    The Option may be exercised by ADC, in whole or in part, at any time or from time to time after the occurrence of an event that would entitle ADC, upon termination of the Acquisition Agreement, to payment of the Termination Fee (as described in "The Acquisition Agreement and the Scheme-- Termination; Termination Fees and Expenses") and in certain other circumstances in which a third party acquires, commences a tender offer for, announces the acquisition of or receives an option to acquire more than 20% of the outstanding ordinary shares of Saville. In lieu of the payment of the Option Price and the receipt of the Option Shares, under certain circumstances, ADC may require Saville to repurchase the Option (the "Put") at a cash purchase price equal to the product determined by multiplying (A) the number of Option Shares as to which the Option has not yet been exercised by (B) the excess of (i) the fair market value of the ordinary shares (as determined in accordance with the terms of the Option Agreement) over (ii) the Option Price.

    The Option Agreement further provides that if ADC desires to sell any of the Option Shares and such sale requires the registration of such shares under the Securities Act, Saville will be required to prepare and file (subject to certain limitations) a registration statement under the Securities Act for the purpose of permitting such sale of shares by ADC.

    Notwithstanding any other provision of the Option Agreement, in no event shall ADC's Total Profit (as defined below) exceed $21,000,000 and, if it otherwise would exceed such amount, ADC, at its sole election, shall either (i) deliver to Saville for cancellation Option Shares previously acquired by ADC,
(ii) pay cash or other consideration to Saville or (iii) undertake any combination thereof, in each case, so that ADC's Total Profit does not exceed $21,000,000. "Total Profit" means the sum (before taxes) of the following: (A) the amount of cash received by ADC pursuant to the Put, (B)(1) the net cash amounts received by ADC pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (2) the aggregated Option Price paid for all Option Shares acquired by ADC and (C) any Termination Fee received pursuant to the Acquisition Agreement.

    The Option shall terminate upon the earlier of (i) the Effective Time and
(ii) the termination of the Acquisition Agreement (unless the Acquisition Agreement is terminated under circumstances requiring Saville to pay ADC the Termination Fee and such Termination Fee has not been paid).

                        SECURITY OWNERSHIP OF MANAGEMENT
                      AND CERTAIN OTHER BENEFICIAL OWNERS

ORDINARY SHARES


    The following table sets forth the beneficial ownership of the ordinary shares as of July 20, 1999 (except where otherwise noted) by (i) each person who is known by Saville to beneficially own more than 5% of the outstanding ordinary shares, (ii) each of the Chief Executive Officer and the four other most highly compensated executive officers of Saville during 1998 (the "Named Executive Officers"), (iii) each current director of Saville and (iv) all current directors and executive officers of Saville as a group.



                                                                          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                                         -------------------------------------------
                                                                           NUMBER OF SHARES           PERCENT
                                                                          BENEFICIALLY OWNED      OF OUTSTANDING
NAME                                                                             (1)            ORDINARY SHARES (2)
-----------------------------------------------------------------------  --------------------  ---------------------
5% SHAREHOLDERS

T. Rowe Price Associates (3)...........................................        5,018,900                  12.8%
100 E. Pratt Street
Baltimore, MD 21202
Bee & Associates Incorporated (4)......................................        2,483,350                   6.3%
370 Seventeenth Street, Suite 3560
Denver, CO 80202
Ardsley Advisory Partners and Philip J. Hempleman (5)..................        2,460,000                   6.3%
646 Steamboat Road
Greenwich, CT 06836
T. Rowe Price Mid-Cap Growth Fund, Inc. (6)............................        2,275,000                   5.8%
100 E. Pratt Street
Baltimore, MD 21202
Friess Associates, Inc. (7)............................................        1,982,000                   5.1%
115 E. Snow King
Jackson, WY 83001
Nueberger Berman, LLC (8)..............................................        1,943,800                   5.0%
605 Third Avenue
New York, NY 10158-3698

DIRECTORS
Bruce A. Saville (9)...................................................          787,396                   2.0%
John J. Boyle III (10).................................................          782,754                   2.0%
James B. Murray, Jr. (11)..............................................          624,296                   1.6%
David P. Mixer (12)....................................................          615,422                   1.6%
Brian E. Boyle (13)....................................................           79,012                     *
John A. Blanchard III (14).............................................           76,612                     *
John W. Sidgmore (15)..................................................           76,612                     *
Fergus G. McGovern (16)................................................           65,000                     *
Richard A. Licursi (17)................................................           55,812                     *
William F. Cunningham (18).............................................           35,000                     *

NAMED EXECUTIVE OFFICERS
John J. Kiley (19).....................................................           89,526                     *
Andrew Campbell (20)...................................................           88,333                     *
Lawrence S. Barker (21)................................................           65,493                     *
Marc J. Venator (22)...................................................                0                     *

All current directors and executive officers as a group
  (17 persons) (23)....................................................        3,629,549                   8.9%


------------------------

* Less than 1% of the ordinary shares outstanding.

(1) Each person has sole investment and voting power with respect to the shares indicated, except as otherwise noted. The number of ordinary shares beneficially owned by each person or group is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. The table above includes shares subject to options held by the person in question that are currently exercisable or exercisable within 60 days after July 20, 1999 ("Presently Exercisable Options").



(2) The number of shares deemed outstanding includes 39,213,951 shares outstanding as of July 20, 1999 and any shares subject to share options held by the person or entity in question that are Presently Exercisable Options.


(3) Based solely on information contained in a Schedule 13G filed with the Commission on February 11, 1999.

(4) Based solely on information contained in a Schedule 13G filed with the Commission on May 14, 1999.

(5) Based solely on information contained in Schedule 13G filed with the Commission filed on February 16, 1999.

(6) Based solely on information contained in Schedule 13G filed with the Commission on February 11, 1999.

(7) Based solely on information contained in Schedule 13G filed with the Commission on January 25, 1999.

(8) Based solely on information contained in Schedule 13G filed with the Commission on February 10, 1999.


(9) All shares are owned of record by Grannarville Interest Group Inc. Mr. Saville owns 100% of the voting securities of Grannarville Interest Group Inc. Includes 86,978 shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Saville's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Saville will have the option to purchase (including Presently Exercisable Options): 46,190 ordinary shares at an exercise price of $4.33; 5,788 ordinary shares at an exercise price of $8.19; 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(10) Includes 738,520 shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Boyle's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Boyle will have the option to purchase (including Presently Exercisable Options): 49,880 ordinary shares at an exercise price of $1.20; 259,468 ordinary shares at an exercise price of $4.33; 150,000 ordinary shares at an exercise price of $5.00; 10,838 ordinary shares at an exercise price of $8.19; 200,000 ordinary shares at an exercise price of $19.00; 100,000 ordinary shares at an exercise price of $38.33; 35,000 ordinary shares at an exercise price of $15.00; 100,000 ordinary shares at an exercise price of $19.88, all as adjusted by the Ordinary Share Allotment Ratio.



(11) Includes 50,712 held by The James B. and Bruce R. Murray, Jr. Foundation, of which Mr. Murray is the sole trustee and which shares Mr. Murray disclaims beneficial ownership, 200 shares held by Mr. Murray in trust for James B. Murray III, 200 shares held by Mr. Murray in trust for Meghan R. Murray, 197,200 shares held in the James B. Murray, Jr. Family Limited Partnership, of which Mr. Murray is the sole general partner, and 35,000 shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Murray's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety
    (90) days. Mr. Murray will have the option to purchase (including Presently Exercisable Options): 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(12) Includes 10,000 shares held by Trimix Foundation, of which Mr. Mixer is one of three directors and which shares Mr. Mixer disclaims beneficial ownership, 69,767 shares held by the David P. Mixer Grantor Retained Annuity Trust No. 3, 23,256 shares held by the David P. Mixer Grantor Retained Annuity Trust No. 1 and 35,000 shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Mixer's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Mixer will have the option to purchase (including Presently Exercisable Options): 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(13) Includes 76,612 shares issuable pursuant to Presently Exercisable Options Upon completion of the Acquisition, all of Mr. Boyle's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Boyle will have the option to purchase (including Presently Exercisable Options): 41,612 ordinary shares at an exercise price of $1.20; 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio..



(14) Consists solely of shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Blanchard's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Blanchard will have the option to purchase (including Presently Exercisable Options): 41,612 ordinary shares at an exercise price of $1.20; 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(15) Consists solely of shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Sidgmore's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Sidgmore will have the option to purchase (including Presently Exercisable Options): 41,612 ordinary shares at an exercise price of $1.20; 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(16) Consists solely of shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. McGovern's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. McGovern will have the option to purchase (including Presently Exercisable Options): 30,000 ordinary shares at an exercise price of $1.20; 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(17) Includes 35,000 shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Licursi's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Licursi will have the option to purchase (including Presently Exercisable Options): 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.



(18) Consists solely of shares issuable pursuant to Presently Exercisable Options. Upon completion of the Acquisition, all of Mr. Cunningham's options to purchase Saville's ordinary shares will vest and become exercisable for periods of up to ninety (90) days. Mr. Cunningham will have the option to purchase (including Presently Exercisable Options): 30,000 ordinary shares at an exercise price of $19.00; and 15,000 ordinary shares at an exercise price of $38.33, all as adjusted by the Ordinary Share Allotment Ratio.

(19) Includes 86,667 shares issuable pursuant to Presently Exercisable Options. Mr. Kiley ceased to be employed by Saville effective July 2, 1999.



(20) Consists solely of shares issuable pursuant to Presently Exercisable
    Options.



(21) Includes 65,000 shares issuable pursuant to Presently Exercisable Options.



(22) Mr. Venator ceased to be employed by Saville effective January 29, 1999.



(23) Includes 1,679,001 shares issuable pursuant to Presently Exercisable
    Options.


DEFERRED SHARES


    The following table sets forth the beneficial ownership of the deferred shares as of July 20, 1999 by (i) each person who is known by Saville to own more than 5% of the outstanding deferred shares, (ii) each of the Chief Executive Officer and the other four most highly compensated executive officers of Saville during 1998 and (iii) all current directors and officers as a group.



                                                                            AMOUNT AND NATURE OF BENEFICIAL
                                                                                       OWNERSHIP
                                                                        ----------------------------------------
                                                                        NUMBER OF DEFERRED         PERCENT
                                                                        SHARES BENEFICIALLY    OF OUTSTANDING
NAME                                                                           OWNED         DEFERRED SHARES (1)
----------------------------------------------------------------------  -------------------  -------------------
5% SHAREHOLDERS
Columbia Capital Corporation..........................................           4,178                 13.9%
Mark R. Warner(2).....................................................           3,681                 12.3
Robert Blow(2)........................................................           3,511                 11.7
Mark Kington(2).......................................................           1,863                  6.2

DIRECTORS
Bruce A. Saville(3)...................................................           7,449                 24.8
David P. Mixer(2).....................................................           3,682                 12.3
James B. Murray, Jr.(2)...............................................           3,682                 12.3
John J. Boyle III.....................................................             160                    *

All current directors and executive officers as a group
  (4 persons)(4)......................................................          14,973                 49.9%


------------------------

* Less than 1% of the deferred shares outstanding.


(1) Based on 30,000 deferred shares outstanding as of June 30, 1999.



(2) Excludes shares held by Columbia Capital Corporation. Each of Messrs. Blow, Kington, Mixer, Murray and Warner is a director and officer of Columbia Capital Corporation and disclaim beneficial ownership of all shares owned by Columbia Capital Corporation, except to the extent of their direct pecuniary interest therein.


(3) All shares are owned of record by Grannarville Interest Group Inc. Mr. Saville owns 100% of the voting securities of Grannarville Interest Group Inc.


(4) Excludes shares held by Columbia Capital Corporation as described in Note 2 above.

                        DESCRIPTION OF ADC CAPITAL STOCK

GENERAL

    The rights of the shareholders of ADC are governed by the Minnesota Business Corporation Act (the "MBCA"), the Restated Articles of Incorporation of ADC, as amended (the "ADC Articles"), and the Composite Restated Bylaws of ADC, as amended (the "ADC Bylaws"). The following does not purport to be a complete statement of the rights of ADC shareholders under applicable Minnesota law and the ADC Articles and ADC Bylaws.


    The ADC Articles authorize ADC to issue up to 310,000,000 shares, divided into 300,000,000 shares of ADC common stock, and 10,000,000 shares of Preferred Stock, no par value (the "ADC Preferred Stock"). As of June 18, 1999, there were 135,636,594 shares of ADC common stock outstanding and no shares of ADC Preferred Stock were outstanding. Shares of ADC Preferred Stock may be issued from time to time in one or more series, and before any shares of any such series of ADC Preferred Stock are issued, the Board of Directors of ADC shall fix and determine the designations, powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereof. Although ADC's Board of Directors has no current plans for any issuance of ADC Preferred Stock, such ADC Preferred Stock could have dividend, liquidation, voting and other rights superior to those of ADC common stock.


SHAREHOLDER RIGHTS PLAN


    ADC has adopted a Shareholder Rights Plan (the "Shareholder Rights Plan") under which the Board of Directors declared a dividend of one right (each, a "Right") for each outstanding share of ADC common stock. The Shareholder Rights Plan provides, among other things, that if any person or group acquires 15% or more of ADC common stock, each Right not owned by such person or group will entitle its holder to purchase, at the Right's then-current purchase price (U.S.$62.50 for each one-half share of ADC common stock at October 31, 1998), ADC common stock having a value equal to twice the Right's purchase price. The Rights will not be triggered, however, if the acquisition of 15% or more of ADC common stock is pursuant to a tender offer or exchange offer for all outstanding shares of ADC common stock which is determined by the independent directors of ADC to be fair and in the best interests of ADC and its shareholders. The Rights are redeemable at U.S.$0.01 per Right at any time prior to the time they become exercisable. The Rights will expire on November 28, 2005, if not previously redeemed or exercised.

                        COMPARISON OF SHAREHOLDER RIGHTS

SHAREHOLDER MEETINGS

    Under the MBCA and the ADC Bylaws, holders of ADC common stock are entitled to at least 10 days' prior written notice for each regular meeting and special meeting to consider any matter, except that the ADC Bylaws require that notice of a meeting at which an agreement of merger or exchange is to be considered shall be mailed to shareholders of record, whether entitled to vote or not, at least 14 days prior to such meeting.

    Under Irish law and the articles of association of Saville (the "Saville articles"), holders of ordinary shares are entitled to 21 days' prior written notice of an annual general meting and of an extraordinary general meeting at which a special resolution is to be proposed and to 14 days' prior written notice of an extraordinary general meeting at which only ordinary resolutions are to be proposed. A "special resolution", in order to be passed, requires the approval of at least 75% of the votes cast at the relevant meeting and is necessary for such proposals as changing the name of the company, altering its objects (purposes clause) or articles of association or reducing its issued share capital. An "ordinary resolution", in order to be passed, requires the approval of a majority of the votes cast and is necessary for all proposals that do not require a special resolution.

PROXIES

    Under the MBCA, a proxy is invalid after 11 months from its date, unless the proxy provides for a longer period.

    Neither Irish law nor the Saville articles specify a period of time beyond which an appointment of a proxy will not be valid.

RIGHT TO CALL SPECIAL MEETINGS

    Under the MBCA, a special meeting of shareholders may be called by the Chief Executive Officer, the Chief Financial Officer, any two or more directors, a person authorized in the articles or bylaws to call special meetings, or a shareholder or shareholders holding 10% or more of all shares entitled to vote, except that a special meeting called for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. Under the ADC Bylaws, a special meeting may be called by the Chairman of the Board, the President, the Treasurer, any two directors or a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting called for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose must be called by a shareholder or shareholders holding 25% or more of the voting power of all shares entitled to vote.

    Under the Saville articles, the Board of Directors may call extraordinary general meetings. Such a meeting may also be called by shareholders holding not less than 10% of the paid up capital of the company carrying voting rights at general meetings.

SHAREHOLDERS' DISSENTERS' RIGHTS

    Under the MBCA, shareholders may exercise a right of dissent from certain actions of the corporation and obtain payment for the fair value of their shares. This remedy is an exclusive remedy, except where the corporate action is fraudulent with regard to the complaining shareholder.

    Under the MBCA, shareholders of a Minnesota corporation may exercise dissenters' rights in connection with (i) an amendment of the articles of incorporation that materially and adversely affects the rights or preferences of the shares held by the dissenting shareholder, (ii) a disposition of all or substantially all of the corporation's property and assets not in the usual course of business, (iii) a plan of merger in which the shareholders may vote,
(iv) a plan of exchange involving the acquisition of the corporation's shares, if the shareholder is entitled to vote on the plan and (v) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, bylaws or a resolution approved by the board of directors directs that dissenting shareholders may obtain payment for their shares. Shareholders of a Minnesota corporation do not have the right to dissent if a vote of the shareholders of the corporation is not necessary to authorize the merger or other corporate action.

    Irish law does not generally provide for dissenters' rights (but see Mergers and Consolidations below).

BOARD OF DIRECTORS

    The MBCA provides that the board of directors of a Minnesota corporation shall consist of one or more directors as fixed by the articles of incorporation or bylaws. The ADC Board currently consists of 11 directors (including two vacant seats). The ADC Articles provide that the Board is divided into three classes. The number of directors may be increased or decreased from time to time by resolution adopted by the affirmative vote of the shareholders holding 80% of the outstanding shares of capital stock entitled to vote generally in the election of directors (the "Voting Stock"), unless the proposed increased or decrease has been expressly approved by a majority vote of all members of the Board of Directors, in which case such an increase or decrease shall require the affirmative vote of the shareholders holding a majority of the outstanding shares of Voting Stock.

    The MBCA provides that, unless modified by the articles or bylaws of the corporation or by shareholder agreement, the directors may be removed with or without cause by the affirmative vote of that proportion or number of the voting power of the shares of the classes or series the director represents which would be sufficient to elect such director (with an exception for corporations with cumulative voting). The ADC Articles require the affirmative vote of the shareholders holding 80% of the Voting Stock to remove a director, unless the removal has been expressly approved by the majority vote of all members of the Board of Directors, in which case the removal shall require the affirmative vote of the shareholders holding a majority of the outstanding shares of Voting Stock. Shareholders of ADC do not have the right to cumulative voting in the election of directors.

    Under Irish law, a company must have at least two directors. Under the Saville articles, the number of directors must not be less than two or more than
12. Saville's Board of Directors currently consists of 10 directors. Under the Saville articles, the Board of Directors is divided into three classes. The number of directors may be increased from time to time by an ordinary resolution or by a majority vote of the Board.

    Under Irish law, shareholders have the right, irrespective of the provisions of the articles of association, to remove a director by ordinary resolution, provided that notice of the intention to propose the resolution has been given to the company not less than 28 days before the relevant meeting.

    Shareholders of Saville do not have the right to cumulative voting in the election of directors.

AMENDMENTS TO BYLAWS AND ARTICLES

    The MBCA and the ADC Bylaws provide that the power to adopt, amend or repeal the bylaws is vested in the board (subject to certain notice requirements set forth in the ADC Bylaws). The MBCA provides that the authority in the board of directors is subject to the power of the shareholders to change or repeal such bylaws by a majority vote of the shareholders at a meeting of the shareholders called for such purpose, and the board of directors shall not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board of directors, or fixing the number of directors or their classifications, qualifications or terms of office. Under the MBCA, a shareholder or shareholders holding 3% or more of the voting shares entitled to vote may propose a resolution to amend or repeal bylaws adopted, amended or repealed by the board, in which event such resolutions must be approved pursuant to the procedures for amending the articles of incorporation.

    The MBCA provides that a proposal to amend the articles of incorporation may be presented to the shareholders of a Minnesota corporation by a resolution (i) approved by the affirmative vote of a majority of the directors present or (ii) proposed by a shareholder or shareholders holding 3% or more of the voting shares entitled to vote thereon. Under the MBCA, any such amendment must be approved by the affirmative vote of a majority of the shareholders entitled to vote thereon, except that the articles may provide for a specified proportion or number larger than a majority. The ADC Articles provide that the affirmative vote of the holders of at least 80% of the shares of Voting Stock is required in order to amend provisions of the ADC Articles concerning the election and removal of directors (unless the proposed change has been expressly approved by a majority of all members of the ADC Board of Directors, in which case such change shall be approved by a majority of the shares of Voting Stock), and that the affirmative vote of the holders of 80% of the outstanding shares of Voting Stock is required in order to amend provisions concerning certain mergers, consolidations and other business combinations and reorganizations.


    Under Irish law, shareholders have the authority to alter most provisions of a company's memorandum and all provisions of its articles of association by a special resolution subject, in the case of certain amendments to the memorandum of association, to the right of dissenting shareholders to apply to the courts to cancel the amendments. Under Irish law the board of directors is not authorized to change the memorandum or the articles of association. Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to such class and the nature of the amendments, also require approval of the class affected at a separate class meeting, although an amendment so approved will be subject to confirmation by the court if the holders of at least 10% of the shares of that class apply to the court for the cancellation of the amendment.


INDEMNIFICATION

    The MBCA provides that, unless prohibited or limited by a corporation's articles or bylaws, a corporation shall indemnify its directors, officers and employees made or threatened to be made a party to a proceeding because of such person's acting as a director, officer or employee if the person (a) has not been indemnified by another organization or employee benefit plan, (b) acted in good faith, (c) received no improper personal benefit and the MBCA statute concerning director conflicts of interest has been satisfied, if applicable, (d) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and (e) either reasonably believed that the conduct was in the best interests of the corporation, or with respect to a director, officer or employee of the corporation who was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan or whose duties in that positions involved service as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to the best interests of the corporation. The ADC Bylaws expressly adopt the indemnification provisions of the MBCA. In addition, the MBCA requires the corporation to report the indemnification payments to its shareholders not later than the next meeting of shareholders.

    Irish law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability of such person by virtue of any rule of law in respect of his negligence, default, breach of duty or breach of trust in relation to the company except any liability incurred by such person in defending any legal proceedings (whether civil or criminal) in which judgment is given in his favor or in which he is acquitted or in certain proceedings brought by him in which, although he is liable, a court finds that he acted honestly and reasonably and that having regard to all the circumstances he ought fairly to be excused and relief is granted by the court. The Saville articles contain such an indemnity in respect of such persons.

LIABILITIES OF DIRECTORS

    Under the MBCA, a director may be liable to the corporation for distributions made in violation of the MBCA or a restriction contained in the corporation's articles or bylaws.

    The ADC Articles provide that a director shall not be personally liable to ADC or its shareholders for monetary liability relating to breach of fiduciary duty as a director, unless the liability relates to (i) a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions involving a lack of good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability for illegal distributions and unlawful sales of ADC securities, (iv) transactions where the director gained an improper personal benefit, or (v) any acts or omissions occurring prior to the date on which the liability limitation provisions of the ADC Articles became effective. The ADC Articles provide that any repeal or modification of the foregoing provisions shall not adversely affect any right or protection of a director of ADC existing at the time of such repeal or modification.

    Irish law does not permit a company to exempt any director from any liability which by virtue of any rule of law would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the company.

MERGERS AND CONSOLIDATIONS

    The MBCA provides that a resolution containing a plan of merger or exchange must be approved by the affirmative vote of a majority of the directors present at a meeting of the board and must then be submitted to the shareholders of each merging corporation (with certain statutory exceptions) and approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote. The MBCA requires that a class of shares of a corporation must approve the plan if any provisions of the plan would, if contained in a proposed amendment to the corporation's articles of incorporation, entitle such class to vote as a class.


    Irish law provides for schemes of arrangement, which are arrangements or compromises between a company and any class of its shareholders (or any class of its creditors) and are used for certain types of reconstructions, amalgamations, capital reorganizations or takeovers. They require the approval at a specially convened meeting of a majority of the shareholders in number representing 75% in value of the relevant class of shares present and voting, either in person or by proxy, and the sanction of the court. Once so approved and sanctioned, all shareholders of the relevant class are bound by the terms of the scheme; a dissenting shareholder would have no dissenters' rights.


    Under another procedure, one public limited company may acquire all of the assets and liabilities of another public limited company in exchange for the issue of shares to the shareholders in the acquired company which will subsequently be dissolved. This procedure requires the approval of a special resolution of each company and the sanction of the court. In this case a shareholder in either company who votes against the relevant special resolution will have dissenters' rights and may require the acquiring company to acquire his shares for cash.

    Acquisitions of companies in Ireland are commonly effected by way of a tender offer. Irish law provides that where a take-over offer is made for the shares of a certain class of a company incorporated in Ireland and, within four months of the date of the offer, the offeror has, by virtue of acceptances of the offer, acquired or contracted to acquire not less than 80% in value of the shares to which the offer relates, the offeror may before the expiration of six months after the date of the offer by notice compulsorily require shareholders of the relevant class who do not accept the offer to transfer their shares on the terms of the offer. A dissatisfied shareholder may apply to the court within one month of the date on which such notice was given objecting to the compulsory transfer or its terms. The court is unlikely (in the absence of fraud or oppression) to exercise its discretion to order that the compulsory transfer not take effect, but it may vary the terms of the transfer if it thinks fit.

BUSINESS COMBINATIONS AND CONTROL SHARE ACQUISITIONS

    The MBCA prohibits certain business combinations (as defined in the MBCA) between a Minnesota corporation with at least 100 shareholders, or a publicly held corporation that has at least 50 shareholders, and an "interested shareholder" for a four-year period following the share acquisition date by the interested shareholder, unless certain conditions are satisfied or an exemption is found. An "interested shareholder" is generally defined to include a person who beneficially owns at least 10% of the votes that all shareholders would be entitled to cast in an election of directors of the corporation. The MCBA also limits the ability of a shareholder who acquires beneficial ownership of more than certain thresholds of the percentage voting power of a Minnesota corporation (starting at 20%) from voting those shares in excess of the threshold unless such acquisition has been approved by a majority of the voting power held by shareholders unaffiliated with such shareholder.

    The ADC Articles require the affirmative vote of at least 80% of the outstanding shares of ADC Voting Stock in order to effect certain business combinations, including a merger, consolidation, exchange of shares, sale of all or substantially all of the assets of ADC or other similar transactions (a "Business Combination"), with a person who, together with its affiliates, owns 15% or more of the outstanding Voting Stock of ADC (a "Related Person"). However, the 80% voting requirement will not be applicable if a majority of the continuing directors approve the Business Combination and the cash or fair market value of the property, securities or other consideration to be received per share by holders of ADC common stock other than the Related Person is not less than the highest per share price paid by the Related Person in acquiring any of its holdings of ADC common stock.

    Neither Irish law nor the Saville articles contain provisions analogous to those above.

OTHER ANTI-TAKEOVER PROVISIONS

    The MBCA provides that during any tender offer, a publicly held corporation may not enter into or amend an agreement (whether or not subject to contingencies) that increases the current or future compensation of any officer or director. In addition, under the MBCA, a publicly held corporation is prohibited from purchasing any voting shares owned for less than two years from a 5% shareholder for more than the market value unless the transaction has been approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote or unless the corporation makes a comparable offer to all holders of shares of the class or series of stock held by the 5% shareholder and to all holders of any class or series into which such securities may be converted.

    It should be noted that in addition to the anti-takeover measures discussed above, the provisions of the ADC Articles and Bylaws (i) providing for a staggered board of directors (discussed above), (ii) requiring a vote of 80% of the outstanding Voting Stock to amend certain provisions of the ADC Articles concerning the election and removal of directors and concerning certain Business Combinations (discussed above under "Amendments to Articles" and "Business Combinations"), (iii) limiting the right of shareholders to call a special meeting of shareholders involving a business combination, or any change in the composition of the board of directors as a result of such business combination, to require the request of holders of at least 25% of the outstanding shares (discussed above), and (iv) providing for certain shareholder rights in the event that any person or group acquires 15% or more of ADC's common stock (discussed above under "Shareholder Rights Plan") may make it more difficult to effect a change in control of ADC and may discourage or deter a third party from attempting a takeover.

    The rules (the "Irish Takeover Rules") made by the Irish Takeover Panel pursuant to the Irish Takeover Panel Act, 1997, prohibit an Irish company which is listed on the Irish Stock Exchange and is the subject of a takeover offer from issuing shares or options over shares, making material acquisitions or disposals, entering into contracts otherwise than in the ordinary course of business or otherwise taking any action likely to frustrate the making or implementation of the offer, except with the consent of the Panel or the approval of the company's shareholders in general meeting.

    At a time when an Irish company is not subject to a takeover and is therefore not subject to the Irish Takeover Rules, the fiduciary duties of the directors (particularly the duty to exercise their powers only for their intended purpose) may render it difficult for the directors to introduce anti-takeover arrangements without shareholder approval.

                      WHERE YOU CAN FIND MORE INFORMATION


    Saville and ADC each file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and other information with the Commission. You may read and copy any reports, statements or other information that Saville or ADC file at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Such filings are also available to the public from commercial document retrieval services. Copies of such material also can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, Saville and ADC are required to file electronic versions of such material with the Commission through the Commission's Electronic Data and Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Saville ADRs are quoted on the Nasdaq National Market under the symbol "SAVLY" and ADC's common stock is quoted on the Nasdaq National Market under the symbol "ADCT".


    The Commission allows us to "incorporate by reference" information into this Proxy Statement. This means that in lieu of providing certain information in this Proxy Statement, we have instead referred you to another document previously filed with the Commission containing such information. This Proxy Statement refers you in particular to the documents set forth below that we and ADC have previously filed with the Commission. These documents contain important information about Saville and ADC.

SAVILLE FILINGS (FILE NO. 0-27176)                                                         PERIOD
------------------------------------------------------------------------  ----------------------------------------
Annual Report on Form 10-K..............................................  Year ended December 31, 1998
Quarterly Report on Form 10-Q...........................................  Quarter ended March 31, 1999

                                                                                   DATE OF EVENT REPORTED
                                                                          ----------------------------------------
Current Report on Form 8-K..............................................  January 26, 1999
Current Report on Form 8-K..............................................  March 11, 1999
Current Report on Form 8-K..............................................  April 7, 1999
Current Report on Form 8-K..............................................  June 19, 1999

ADC FILINGS (FILE NO. 0-1424)                                                              PERIOD
------------------------------------------------------------------------  ----------------------------------------
Annual Report on Form 10-K..............................................  Fiscal Year ended October 31, 1998
Quarterly Report on Form 10-Q...........................................  Quarter ended January 31, 1999
Quarterly Report on Form 10-Q...........................................  Quarter ended April 30, 1999

                                                                                   DATE OF EVENT REPORTED
                                                                          ----------------------------------------
Current Report on Form 8-K..............................................  November 5, 1998
Current Report on Form 8-K/A............................................  November 5, 1999
Current Report on Form 8-K..............................................  June 19, 1999

    We are also incorporating by reference additional documents that we may file with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Proxy Statement and the date of the Meetings.

    The information incorporated by reference is deemed to be part of this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed modified, superseded or replaced for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified, superseded or replaced will not be deemed, except as so modified, superseded or replaced, to constitute a part of this Proxy Statement.

    Saville has supplied all information contained or incorporated by reference in this Proxy Statement relating to Saville, and ADC has supplied all such information relating to ADC.

    Documents that we make reference to herein are available from us without charge, excluding all exhibits unless we have specifically made reference to an exhibit in this Proxy Statement. Shareholders may obtain such documents by requesting them in writing or by telephone at the following addresses:

Saville Systems PLC                  ADC Telecommunications, Inc.
One Van de Graaff Drive              Investor Relations Department
Burlington, Massachusetts 01803      PO Box 1101
U.S.A.                               Minneapolis, Minnesota 55440-1101
781-270-6500                         612-946-3630
Attention: Investor Relations


    If you would like to request documents from us, please do so by August 23, 1999 to receive them before the Meetings.



    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE MEETINGS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 30, 1999. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT TO THE SHAREHOLDERS NOR THE CONSUMMATION OF THE ACQUISITION SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

    Certain information contained or incorporated by reference in this Proxy Statement as to the future financial or operating performance of Saville both before and after the acquisition by ADC, and of ADC, may constitute "forward-looking statements." The Private Securities Litigation Reform Act of 1995 provides certain "safe harbor" protections for forward-looking statements in order to encourage companies to provide prospective information about their businesses. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts.

    ADC and Saville desire to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are including this cautionary statement in connection with such safe harbor legislation. This Proxy Statement, any Form 10-K, Form 10-Q, Current Report on Form 8-K filed by ADC or Saville, as applicable, with the Commission or any other written or oral statements made by or on behalf of ADC or Saville may include forward-looking statements which reflect ADC's or Saville's current views with respect to future events and financial performance. The words "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project" and similar expressions identify forward-looking statements.

    The forward-looking statements set forth or incorporated by reference in this Proxy Statement are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in Saville's or ADC's records and other data available from third parties. Although ADC and Saville believe that such assumptions were reasonable when made, because such assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond Saville's and ADC's control, there can be no assurance, and no representation or warranty is made, that the expectations, beliefs or projections will result or be achieved or accomplished. In addition to the other important factors and matters discussed elsewhere herein and in the documents incorporated by reference herein, important factors that, in the view of Saville, could cause actual results to different materially from those discussed in the forward-looking statements include completion of the transactions describe herein, the achievement of the anticipated levels of profitability, growth, cost and synergy, the timely development and acceptance of new products, the impact of competitive pricing, the ability to obtain necessary regulatory approvals, the impact of general business and global economic conditions and other important factors described from time to time in the reports filed with the Commission by Saville and ADC, including the factors described under the caption "Certain Factors That May Affect Future Operating Results" in Saville's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and in
Exhibit 99-A to ADC's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1999.

    None of ADC, Saville nor any of their respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained or incorporated by reference in this Proxy Statement.

                                                                         ANNEX A

                             ACQUISITION AGREEMENT

                                   AGREEMENT
                                  BY AND AMONG
                          ADC TELECOMMUNICATIONS, INC.
                                      AND
                              SAVILLE SYSTEMS PLC

                                  -----------
                                 June 19, 1999
                                  -----------

                               TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                   -----
ARTICLE I
THE ACQUISITION, INCLUDING THE SCHEME.........................................................................           3
               1.1.       The Acquisition.....................................................................           3
               1.2.       Delivery of Order...................................................................           5
ARTICLE II
EXCHANGE OF AMERICAN DEPOSITARY RECEIPTS
AND ASSUMPTION OF COMPANY OPTIONS.............................................................................           5
               2.1.       Appointment of Allotment Agent......................................................           5
               2.2.       Surrender and Allotment Procedure...................................................           5
               2.3.       Exchange of Share Options...........................................................           7
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................................           8
               3.1.       Organization and Qualification......................................................           8
               3.2.       Capital Stock of Subsidiaries.......................................................           9
               3.3.       Capitalization......................................................................           9
               3.4.       Authority Relative to This Agreement................................................          10
               3.5.       No Conflict; Required Filings and Consents..........................................          11
               3.6.       Commission Filings; Financial Statements............................................          12
               3.7.       Absence of Changes or Events........................................................          13
               3.8.       Litigation..........................................................................          13
               3.9.       Title to Properties.................................................................          13
               3.10.      Certain Contracts...................................................................          14
               3.11.      Compliance with Law.................................................................          14
               3.12.      Intellectual Property Rights........................................................          15
               3.13.      Taxes...............................................................................          16
               3.14.      Employees...........................................................................          18
               3.15.      Employee Benefit Plans..............................................................          18
               3.16.      Environmental Matters...............................................................          20
               3.17.      Finders or Brokers..................................................................          21
               3.18.      Board Recommendation................................................................          21
               3.19.      Opinion of Financial Advisor........................................................          21
               3.20       Tax Matters.........................................................................          21
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER.......................................................................          22
               4.1.       Organization and Qualification......................................................          22
               4.2.       Capitalization......................................................................          22
               4.3.       Authority Relative to This Agreement................................................          23
               4.4.       No Conflicts; Required Filings and Consents.........................................          24
               4.5.       Commission Filings; Financial Statements............................................          25
               4.6.       Absence of Changes or Events........................................................          25
               4.7.       Litigation..........................................................................          25
               4.8.       Compliance With Law.................................................................          26
               4.9.       Finders or Brokers..................................................................          26
               4.10       Tax Matters.........................................................................          26
ARTICLE V
REQUIRED APPROVALS............................................................................................          26
               5.1.       Shareholder and Court Approvals.....................................................          26

                                                                                                                   PAGE
                                                                                                                   -----
ARTICLE VI
COVENANTS AND AGREEMENTS......................................................................................          28
               6.1.       Conduct of Business of the Company Pending the Acquisition..........................          28
               6.2.       Proxy Statement.....................................................................          31
               6.3        Preparation of No Action Request or Form S-4; Blue Sky Laws.........................          32
               6.4.       Additional Agreements, Cooperation..................................................          32
               6.5.       Publicity...........................................................................          33
               6.6.       No Solicitation.....................................................................          33
               6.7.       Access to Information...............................................................          35
               6.8.       Notification of Certain Matters.....................................................          35
               6.9.       Resignation of Officers and Directors...............................................          35
               6.10.      Indemnification.....................................................................          36
               6.11.      Shareholder Litigation..............................................................          37
               6.12.      Severance Arrangements..............................................................          37
               6.13.      Employee Benefit Plans..............................................................          37
               6.14.      Determination of Optionholders......................................................          37
               6.15.      Preparation of Tax Returns..........................................................          37
               6.16.      Pooling Affiliates..................................................................          38
               6.17.      Pooling Actions.....................................................................          38
               6.18.      Tax Incentives and IDA Grants.......................................................          38
               6.19       Commission Filings; Compliance......................................................          38
               6.20.      Listing of Additional Shares........................................................          39
ARTICLE VII
CONDITIONS TO CLOSING.........................................................................................          39
               7.1.       Conditions to Each Party's Obligation to Effect the Acquisition.....................          39
               7.2.       Conditions to Obligations of Buyer..................................................          40
               7.3.       Conditions to Obligations of the Company............................................          42
ARTICLE VIII
TERMINATION...................................................................................................          43
               8.1.       Termination.........................................................................          43
               8.2.       Effect of Termination...............................................................          44
               8.3.       Fees and Expenses...................................................................          45
ARTICLE IX
MISCELLANEOUS.................................................................................................          46
               9.1.       Nonsurvival of Representations and Warranties.......................................          46
               9.2.       Closing and Waiver..................................................................          47
               9.3.       Notices.............................................................................          47
               9.4.       Counterparts........................................................................          49
               9.5.       Interpretation......................................................................          49
               9.6.       Amendment...........................................................................          49
               9.7.       No Third Party Beneficiaries........................................................          49
               9.8.       Governing Law.......................................................................          49
               9.9.       Entire Agreement....................................................................          50
               9.10.      Validity............................................................................          50

                                    EXHIBITS

EXHIBITS
---------
    A      Scheme of Arrangement
    B      Company Option Agreement
    C      Restricted Stock Rollover Agreement
    D      Post-Closing Severance Arrangements
    E      Form of Company Affiliate Letter
    F      Form of Buyer Affiliate Letter

                                   AGREEMENT

    THIS AGREEMENT, dated as of June 19, 1999, is made by and among ADC Telecommunications, Inc., a corporation formed under the laws of the State of Minnesota ("BUYER"), and Saville Systems PLC, a public limited company organized under the laws of Ireland (the "COMPANY").

                                  WITNESSETH:

    WHEREAS, the Board of Directors of the Company deems it desirable and in the best interests of the Company and its shareholders that, subject to the sanction of the High Court of Ireland (the "High Court"), the Company and its shareholders enter into a Scheme of Arrangement (the "Scheme") in the form of EXHIBIT A hereto pursuant to Section 201 of the Companies Act, 1963 of Ireland (the "COMPANIES ACT"); and whereby, pursuant to the Scheme and this Agreement, among other things, (i) all of the issued and outstanding Ordinary Shares, nominal value $0.0025 per share, of the Company ("COMPANY ORDINARY SHARES") shall be canceled and the holders thereof shall be allotted a number of shares of common stock, par value $.20 per share, of Buyer ("BUYER COMMON STOCK"), (ii) all of the issued and outstanding Deferred Shares, nominal value IRL1.00 per share, of the Company (the "COMPANY DEFERRED SHARES") shall be canceled and the holders thereof shall be allotted a number of shares of Buyer Common Stock, and
(iii) the Company Options (as defined in Section 1.1(c) hereof) shall be assumed by Buyer and converted into options for the purchase of shares of Buyer Common Stock upon the terms and subject to the conditions set forth herein and in Exhibit A, and, with respect to the Scheme, in accordance with the laws of Ireland; and

    WHEREAS, for United States federal income tax purposes, the parties intend that the Scheme and the other transactions described in the preceding Recital (collectively, the "Acquisition") shall qualify as a "reorganization" under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that this Agreement constitute a "plan of reorganization" within the meaning of the Code; and

    WHEREAS, for financial reporting purposes, the parties intend that the Acquisition shall be accounted for as a "pooling of interests." The Company has provided to Buyer an opinion letter from its independent accountants, PricewaterhouseCoopers LLP, addressed to the Company, stating that, after appropriate review of this Agreement and based on its familiarity with the Company, the Company will qualify as a party to a pooling-of-interests transaction under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations (collectively, "OPINION 16"). Buyer has provided to the Company an opinion letter from its independent accountants, Arthur Andersen LLP, addressed to Buyer, stating that, as of the date of such letter, based on its familiarity with Buyer, Buyer will qualify as a party to a pooling-of-interests transaction under Opinion 16; and

    WHEREAS, the Board of Directors of the Company deems it desirable and in the best interest of the Company and its shareholders that the Company enter into this Agreement with Buyer, pursuant to which, subject to the directions of the High Court, the Company will propose to its shareholders to agree to the Scheme, subject to the conditions set forth herein; and

    WHEREAS, for the purpose of implementing the Scheme, it will be necessary for the Company to reduce and cancel the existing share capital of the Company, and the Company will accordingly propose to its shareholders that, subject to the confirmation of the High Court, the capital of the Company should be appropriately reduced and cancelled; and

    WHEREAS, as a condition to, and immediately after the execution of, this Agreement, Buyer and the Company are concurrently entering into the Stock Option Agreement (the "COMPANY OPTION AGREEMENT") in substantially the form attached hereto as EXHIBIT B, pursuant to which the Company will grant Buyer an option exercisable upon the occurrence of certain events; and

    WHEREAS, as an inducement to Buyer to enter into this Agreement, John J. Boyle III has agreed to enter into an agreement in substantially the form of EXHIBIT C hereto to roll over all shares of unvested restricted stock ("RESTRICTED STOCK") of the Company into a number of restricted shares ("BUYER RESTRICTED STOCK") of Buyer Common Stock equal to the number of shares of unvested Restricted Stock multiplied by the Ordinary Allotment Ratio (as defined in Exhibit A hereto); and

    WHEREAS, the Board of Directors of Buyer deems it desirable and in the best interest of Buyer and its shareholders that Buyer consummate the Acquisition, including effecting the Scheme, and enter into this Agreement, pursuant to which, among other things, (i) subject to the confirmation of the High Court, all of the issued and outstanding Company Ordinary Shares shall be canceled and the holders thereof shall be allotted a number of shares of Buyer Common Stock,
(ii) subject to the confirmation of the High Court, all of the issued and outstanding Company Deferred Shares shall be canceled and the holders thereof shall be allotted a number of shares of Buyer Common Stock, (iii) the Company Options shall be assumed by Buyer in exchange for newly issued Buyer Options (as defined in Section 1.1(c) hereof) (assuming the Scheme is effected), and (iv) subject to the sanction of the Scheme by the High Court, the Company shall make an issuance of the New Ordinary Shares and the New Deferred Shares (as each such term is defined in Exhibit A hereto) to Buyer, on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                     THE ACQUISITION, INCLUDING THE SCHEME

    1.1. THE ACQUISITION. Subject to the fulfillment or waiver of the conditions set forth in Article VII hereof:

    (a) The Company and Buyer shall, as soon as is practicable, effect the Scheme, the terms of which, in the form attached hereto as Exhibit A or in such other form as the Buyer and the Company shall mutually agree, are hereby incorporated herein by reference. The parties shall use their respective best efforts to cause the Effective Date (as defined in Exhibit A) to occur on or before September 30, 1999. The foregoing notwithstanding, if the Effective Date does not occur on or prior to September 30, 1999, the parties shall use their respective best efforts to cause the Effective Date to occur as soon as practicable thereafter. In any event, the parties shall comply with any time limits which may be specified in the Final Court Order (as defined in Section
1.2 hereof).

    (b) The Company shall proceed in accordance with the provisions of Article V hereof to seek the agreement of the Company's shareholders and the sanction of the High Court for the Scheme and to seek the adoption by the Company and the confirmation by the High Court of the resolution as to the reduction of the capital of the Company (a "CAPITAL REDUCTION" or, together with such other resolutions, if any, as may be brought before the shareholders at a meeting duly called and held for such purpose, a "CAPITAL REDUCTION RESOLUTION," as the context may require) and, subject to such agreement, sanction, adoption and confirmation being given, shall perform all acts as are required of it by the Scheme.

    (c) Subject to the agreement and adoption by the Company as above referred to having been procured, to the Company proceeding with the Petition as described (and defined) in Article V hereof and to the Scheme becoming effective, Buyer shall perform all acts as are expressed in the Scheme to be performed by it.

    (d) At the Effective Time (as defined in Exhibit A hereto), pursuant to the terms of the Share Option Plan and the agreements representing the Company Options (each as defined below) and with no further action by or on behalf of the holders of the Company Options, each option to purchase Company Ordinary Shares (each a "COMPANY OPTION") issued by the Company pursuant to the Company's 1995 Share Option Plan (the "SHARE OPTION PLAN") or otherwise, outstanding and unexercised, whether or not vested or exercisable, shall be assumed by Buyer. Each Company Option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Company Option (after giving effect to the accelerated vesting provisions contained in the applicable agreements or the Share Option Plan), the number of whole shares of Buyer Common Stock equal to the number of Company Ordinary Shares that were issuable upon exercise of such Company Option immediately prior to the Effective Time multiplied by the Ordinary Allotment Ratio, rounded down to the nearest whole number of shares of Buyer Common Stock (a "BUYER OPTION"), and the per share exercise price of the shares of Buyer Common Stock issuable upon exercise of such Buyer Option shall be equal to the exercise price per share of Company Ordinary Shares at which such Company Option was exercisable immediately prior to the Effective Time divided by the Ordinary Allotment Ratio, rounded up to the nearest whole cent. It is the intention of the parties that any assumption of "incentive stock options" (as defined in Section 422 of the Code ("ISOS")) shall comply with Section 424 of the Code such that ISOs so assumed by Buyer shall qualify following the Effective Time as ISOs if and to the extent that such Company Options qualified as ISOs prior to the Effective Time.

    (e) The parties acknowledge that the Company's 1996 Employee Stock Purchase Plan (the "ESPP") shall continue to operate in accordance with its terms following the execution of this Agreement, except as provided below. The Company shall not make an Offering (as defined in the ESPP) under the ESPP for any Plan Period (as defined in the ESPP) beginning on or after September 1, 1999. Effective as of one business day prior to the Effective Time, the Company shall cause the ESPP, to terminate in accordance with Section 19 of the ESPP, and no purchase rights shall be subsequently granted or exercised under the ESPP. The Company shall take all actions necessary to ensure that the ESPP will not be amended or modified in any respect after the date hereof, except to effect the terms of this Section 1.1(e).

    (f) If, between the date of this Agreement and the Effective Time, shares of Buyer Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, or if a cash dividend thereon of more than $1.00 per share of Buyer Common Stock shall be declared with a record date within such period (a "COMMON STOCK ADJUSTMENT"), then the Ordinary Allotment Ratio shall be adjusted appropriately so as to maintain the proportional interests of the owners of American Depositary Receipts ("ADRS") evidencing American Depositary Shares of the Company (the "COMPANY ADSS") (representing underlying Company Ordinary Shares) in the outstanding shares of Buyer Common Stock in effect immediately prior to the Common Stock Adjustment.

    (g) No fractional shares of Buyer Common Stock and no certificates or scrip certificates therefor shall be issued to represent any such fractional interest, and any such fractional interest shall be rounded down to the next whole share and issued to any holder of such fractional share interest.

    (h) If, between the date of this Agreement and the Effective Time, the Company ADSs shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, division, subdivision or cancellation (other than the cancellation contemplated by Section 1.1(b) of this Agreement), or if a share dividend thereon shall be declared with a record date within such period (the "ADS ADJUSTMENT"), then the Ordinary Allotment Ratio in respect of the ADSs shall be adjusted appropriately so as to maintain the proportional interests of the owners of the Company ADSs in the outstanding shares of Buyer Common Stock in effect immediately prior to the ADS Adjustment.

    1.2. DELIVERY OF ORDER. As soon as practicable after the fulfillment or waiver of the conditions set forth in Article VII hereof, or on such later date as may be mutually agreed to between Buyer and the Company, the Company and Buyer will cause to be delivered to the Registrar of Companies in Dublin, Ireland, a copy of the final court order of the High Court sanctioning the Scheme and the order of the High Court confirming the Capital Reduction (the "FINAL COURT ORDER") and the minute required by Section 75 of the Companies Act, as described in Article V hereof.

                                   ARTICLE II
                    EXCHANGE OF AMERICAN DEPOSITARY RECEIPTS
                       AND ASSUMPTION OF COMPANY OPTIONS

    2.1. APPOINTMENT OF ALLOTMENT AGENT. Buyer shall authorize a commercial bank, trust company or other financial institution, which may be the Custodian (as defined in the Deposit Agreements between the Company and the holders of ADRs (the "DEPOSIT AGREEMENT") or the Depositary (as defined in the Deposit Agreement), to act as Allotment Agent ("ALLOTMENT AGENT") for the holders of ADRs prior to the hearing on the Petition which authorization shall be subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. In accordance with and subject to the provisions of this Agreement and the Allotment Agent Agreement between Buyer and the Allotment Agent, if any, or the Deposit Agreement, as the case may be, at the Effective Time, Buyer shall deliver, or cause to be delivered, a number of shares of Buyer Common Stock equal to the Ordinary Allotment Ratio multiplied by the total number of issued and outstanding Company ADSs as of the Effective Time (together with any dividends or distributions with respect to the Buyer Common Stock, the "ALLOTMENT FUND") to the Allotment Agent. The Allotment Agent shall hold the Allotment Fund for the benefit of holders of ADRs evidencing Company ADSs. The Allotment Agent shall distribute the Allotment Fund pursuant to this Article II.

    2.2. SURRENDER AND ALLOTMENT PROCEDURE. The surrender and allotment procedure for the ADRs pursuant to the terms of the Acquisition shall be as set forth below, subject to the terms of the Deposit Agreement(s), or as may be mutually agreed upon by the Company, the Buyer and the Depositary (as defined in Section 2.2(b) below).

    (a) At and after the Effective Time (subject to Section 2.2(h) hereof), each holder of record of any outstanding Company ADSs shall be entitled, upon surrender to the Allotment Agent of the ADRs representing Company ADSs and such other documents as the Allotment Agent may request, to receive therefor an allotment of shares of Buyer Common Stock equal to the Ordinary Allotment Ratio multiplied by the number of Company Ordinary Shares underlying the Company ADSs evidenced by such ADRs so surrendered, as shall be more particularly provided in the Allotment Agent Agreement.

    (b) On or before the third business day following the Effective Time, Buyer will cause the Allotment Agent to send a notice and a transmittal form to the Depositary for the Company ADSs, advising such holder of the terms of the Acquisition and the procedure for the surrender of ADRs evidencing the Company ADSs and allotment of the shares of Buyer Common Stock as provided in the Allotment Agent Agreement.

    (c) Upon receipt from the Depositary of the completed transmittal form and the ADRs, Buyer shall cause the Allotment Agent to deliver to the Depositary the requisite number of shares of Buyer Common Stock from the Allotment Fund for distribution to the holders of the Company ADSs. Subject to the terms of the Deposit Agreement(s), Buyer shall cause the Depositary to send each holder of the Company ADSs a notice informing such holders that the Deposit Agreement(s) will terminate one year after the Effective Time and instructing each such holder to surrender the ADRs evidencing their Company ADSs to the Depositary in exchange for the allotment of shares of Buyer Common Stock. Upon receipt of such ADRs, Buyer shall cause the Depositary to deliver the number of shares of Buyer Common Stock allotted for each Company ADS received to the holders thereof.

    (d) No dividends or other distributions declared or made with respect to Buyer Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered ADR with respect to the shares of Buyer Common Stock represented thereby until the holder of such ADR shall surrender such ADR. Subject to the effect of escheat, tax or other applicable laws, following surrender of any such ADR, there shall be paid to the holder, without interest,
(i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the whole shares of Buyer Common

Stock which the holder was allotted pursuant to the Acquisition, and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to the whole shares of Buyer Common Stock which the holder was allotted pursuant to the Acquisition.

    (e) All shares of Buyer Common Stock issued upon cancellation of the Company Ordinary Shares underlying the Company ADSs in accordance with the Scheme and the terms of this Agreement (including any cash paid pursuant to Section 2.2(d) hereof) shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company ADSs.

    (f) Neither Buyer nor the Company shall be liable to any holder of ADRs evidencing Company ADSs for any such shares of Buyer Common Stock (or dividends or distributions with respect to such shares) or cash delivered to a public official in compliance with any abandoned property, escheat or similar law.

    (g) From the Effective Time, each ADR that, prior to the Effective Time, represented Company ADSs shall cease to be of any value and shall not entitle the holders thereof to any rights whatsoever, except to evidence the right to receive the allotment of shares of Buyer Common Stock equal to the Ordinary Allotment Ratio multiplied by the number of Company Ordinary Shares underlying the Company ADSs evidenced by such ADR. No interest shall be paid with respect to the allotments of shares of Buyer Common Stock pursuant to the Acquisition, regardless of when delivered to the holders of ADRs.

    (h) Any portion of the Allotment Fund that remains unclaimed by the former ADR holders of the Company for one (1) year after the Effective Time shall be delivered by the Allotment Agent to Buyer, upon demand of Buyer, and any former ADR holders of the Company shall thereafter look only to Buyer for satisfaction of their claim for an allotment of shares of Buyer Common Stock in respect of Company ADSs pursuant to the terms of this Section 2.2.

    (i) Any person claiming an ADR to have been lost, stolen or destroyed shall comply with the applicable terms of the Deposit Agreements.

    2.3. EXCHANGE OF SHARE OPTIONS.

    (a) As soon as practicable after the Effective Time, but no later than two business days after the Effective Time, Buyer shall inform in writing the holders of Company Options of their rights pursuant to the Share Option Plan and the agreements evidencing the grants of such Company Options shall continue in effect on the same terms and conditions (subject to the adjustments required by Section 1.1(d) hereof), after giving effect to the Acquisition and the assumption by Buyer as set forth herein.

    (b) Buyer shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Buyer Common Stock for delivery upon exercise of the Company Options assumed in accordance with Section 1.1(d) hereof and to file all documents required to be filed to cause the shares of Buyer Common Stock issuable upon exercise of the Buyer Options to be listed on the Nasdaq National Market. Promptly after the Effective Time, but no later than one (1) day after the Effective Date, Buyer shall file a registration statement with the U.S. Securities and Exchange Commission (the "SEC") on Form S-8 (or any successor form) or another appropriate form with respect to shares of Buyer Common Stock subject to such options and Buyer shall use all reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectuses contained therein) for so long as any such options remain outstanding.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to Buyer that the statements contained in this Article III are true and correct, except as set forth in the letter delivered by the Company to Buyer on the date hereof (the "COMPANY DISCLOSURE LETTER") (which Company Disclosure Letter sets forth the exceptions to the representations and warranties contained in this Article III). The Company Disclosure Letter shall be arranged in sections corresponding to the Sections in this Article III to which the exceptions apply and the disclosure in any such section shall qualify the other Sections in this Article III to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other Sections; PROVIDED that the Company shall use commercially reasonable efforts, including specific cross-references to the Sections, to identify the other Sections to which such disclosure applies.

    3.1. ORGANIZATION AND QUALIFICATION. Each of the Company and its Subsidiaries (as defined below) is a company (or similar entity with corporate characteristics including limited liability of shareholders) duly organized, validly existing, duly registered and, if applicable, in good standing under the laws of the jurisdiction of its organization and each such entity has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where any failure would not reasonably be expected to have a Company Material Adverse Effect (as defined below). Each of the Company and its Subsidiaries is duly qualified or licensed to carry on its business as it is now being conducted, and is qualified to conduct business, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified that would not, individually or in the aggregate, have, or would not reasonably be expected to have, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Memorandum and Articles of Association, Certificate of Incorporation or other applicable charter document (any such document of any business entity hereinafter referred to as its "CHARTER DOCUMENT") or its Memorandum of Association, ByLaws, or other applicable governing document (any such documents of any business entity hereinafter referred to as its "GOVERNING DOCUMENT"). The Company has made available to Buyer accurate and complete copies of the respective Charter Documents and Governing Documents, as currently in effect, of each of the Company and its Subsidiaries. As used in this Agreement, the term "COMPANY MATERIAL ADVERSE EFFECT" means any change, effect, event or condition that (i) has a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole (other than any such change, effect, event or condition that results or arises from:
(A) the announcement of this Agreement or the transactions contemplated hereby and the consequences of such announcement, to the extent directly related thereto; (B) changes or conditions effecting the industry in which the Company markets its products and services generally, except to the extent such changes or conditions disproportionately affect the Company and its Subsidiaries, taken as a whole; (C) changes in general economic, regulatory or political conditions, except to the extent such changes or conditions disproportionately affect the Company and its Subsidiaries, taken as a whole; or (D) any action taken by Buyer or any of its directors, officers, employees, agents or affiliates; and PROVIDED that, a failure by the Company to meet the revenue or earnings predictions of equity analysts as reflected in the First Call consensus estimate or any other revenue or earnings predictions or expectations for any period ending on or after the date of this Agreement shall not, in and of itself, be deemed to constitute a Company Material Adverse Effect), or (ii) prevents or materially delays the Company's ability to consummate the transactions contemplated hereby. As used in this Agreement, the term "SUBSIDIARY" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions.

    3.2. CAPITAL STOCK OF SUBSIDIARIES. Neither the Company nor any of its Subsidiaries owns, controls or holds with the power to vote, directly or indirectly, of record, beneficially or otherwise, any share capital, capital stock or any equity or ownership interest in any company, corporation, partnership, association, joint venture, business, trust or other entity, except for the Subsidiaries described in the Company SEC Reports (as defined in Section 3.6(a) hereof) or as listed in Section 3.2 of the Company Disclosure Letter, and except for ownership of securities in any publicly traded company held for investment by the Company or any of its Subsidiaries and comprising less than five percent of the outstanding stock of such company. Except as set forth in
Section 3.2 of the Company Disclosure Letter, the Company is directly or indirectly the registered, record and beneficial owner of all of the outstanding share capital or shares of capital stock (or other ownership interests having by their terms ordinary voting power to elect a majority of directors or others performing similar functions with respect to such Subsidiary) of each of its Subsidiaries, there are no proxies with respect to such shares, and no equity securities of any of such Subsidiaries are or may be required to be issued by reason of any options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, share capital or shares of any capital stock of any such Subsidiary, and there are no contracts, commitments, understandings or arrangements by which the Company or any such Subsidiary is bound to issue, transfer or sell any share capital or shares of such capital stock or securities convertible into or exchangeable for such shares. Other than as set forth in Section 3.2 of the Company Disclosure Letter, all of such shares so owned by the Company are validly issued, fully paid and nonassessable and are owned by it free and clear of any claim, lien, pledge, security interest or other encumbrance of any kind (collectively "LIENS") with respect thereto.

    3.3. CAPITALIZATION. The authorized share capital of the Company is US $187,500 divided into 75,000,000 Ordinary Shares of $0.0025 each, and IRL30,000 divided into 30,000 Deferred Shares of IRL1.00 each. As of the close of business on May 31, 1999 (the "COMPANY MEASUREMENT DATE"), (a) 39,194,170 Company Ordinary Shares were issued and outstanding, (b) 30,000 Company Deferred Shares were issued and outstanding, (c) the Company had no treasury shares within the meaning of Section 209 of the Irish Companies Act, 1990, (d) 8,322,969 Company Ordinary Shares were reserved for issuance under the Share Option Plan and the ESPP, (e) Company Options had been granted and remain outstanding under the Share Option Plan to purchase 7,023,719 Company Ordinary Shares in the aggregate, and (f) except for the Company Options and rights to the issuance of 367,954 Company Ordinary Shares in the aggregate under the ESPP, there are no outstanding Rights (defined below). Since the Company Measurement Date, no additional shares in the Company have been issued, except pursuant to the exercise of Company Options and the ESPP and no Rights have been granted. Except as described in the preceding sentence, the Company has no outstanding bonds, debentures, notes or other securities or obligations the holders of which have the right to vote or which are convertible into or exercisable for securities having the right to vote on any matter on which any shareholder of the Company has a right to vote. All issued and outstanding Company Ordinary Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities or other rights which obligate the Company or any of its Subsidiaries to issue, exchange, transfer or sell any shares in the capital of the Company or any of its Subsidiaries other than Company Ordinary Shares issuable pursuant to Company Options and the ESPP, or awards granted pursuant thereto (collectively, "RIGHTS"). As of the Company Measurement Date, there were no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares in the capital of the Company or any of its Subsidiaries. As of the Company Measurement Date, there were no outstanding contractual obligations of the Company to vote or to dispose of any shares in the capital of any of its Subsidiaries.

    3.4. AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has the requisite corporate power and authority to execute and deliver, and perform its obligations under, this Agreement and the Company Option Agreement, subject to obtaining the necessary approvals of its shareholders and of the High Court as referred to in Section 3.5(b)(i)(B) hereof, under applicable law. The execution and delivery of this Agreement and the Company Option Agreement and the consummation of the Scheme and other transactions contemplated hereby and thereby have been duly and validly authorized by the Board of

Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Company Option Agreement or to consummate the Scheme or other transactions contemplated hereby and thereby (other than approvals by the Company's shareholders required by applicable law, and the making of the Final Court Order). This Agreement and the Company Option Agreement have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Buyer, each constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally or by general equitable principles.

    3.5. NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

    (a) Assuming that all filings, permits, authorizations, consents and approvals or waivers thereof have been duly made or obtained as contemplated by
Section 3.5(b) hereof, neither the execution and delivery of this Agreement or the Company Option Agreement by the Company nor the consummation of the Scheme or other transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of (x) their respective Charter Documents or Governing Documents, (y) any note, bond, charge, lien, pledge, mortgage, indenture or deed of trust to which the Company or any such Subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (z) any license, lease, agreement or other instrument or obligation to which the Company or any such Subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, except, in the case of clauses
(i) (y) and (z) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, suspensions, accelerations, rights of termination or acceleration or creations of liens, security interests, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    (b) No filing or registration with or notification to and no permit, authorization, consent or approval of any court, commission, governmental body, regulatory authority, agency or tribunal wherever located (a "GOVERNMENTAL ENTITY") is required to be obtained, made or given by the Company in connection with the execution and delivery of this Agreement or the Company Option Agreement or the consummation by the Company of the Scheme or other transactions contemplated hereby except (i) (A) the making of the Order by the High Court pursuant to Sections 201(1) of the Companies Act and the making of the Final Court Order or such other orders or judgments as may be required under Irish law, (B) the delivery and, to the extent applicable, registration of the Final Court Order or such other orders or judgments as may be required under Irish law, and the minute required by Section 75 of the Companies Act, to the Registrar of Companies in Dublin, Ireland, (C) in connection with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), (D) in connection with the applicable requirements of the Irish Mergers, Take-overs and Monopolies (Control) Act, 1978, as amended (the "IRISH CONTROL ACT"), (E) in connection with the applicable requirements of the Australian Foreign Acquisitions and Takeovers Act (the "AUSTRALIAN TAKEOVERS ACT"), (F) in connection with the applicable requirements of the Investment Canada Act, (G) in connection with the applicable requirements of the Competition Act (Canada), (H) the filing of the Proxy Statement (as defined in
Section 6.2 below) with the SEC in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"), or (I) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any country other than the United States and Ireland, or (ii) where the failure to obtain any such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    3.6. COMMISSION FILINGS; FINANCIAL STATEMENTS.

    (a) The Company has filed all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 1996 to the date hereof (collectively, as supplemented and amended since the time of filing, the "COMPANY SEC REPORTS") with the SEC. The Company SEC Reports (i) were prepared in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") and the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Company SEC Report filed prior to the date of this Agreement which was superseded by a subsequent Company SEC Report filed prior to the date of this Agreement. No Subsidiary of the Company is required to file any report, form or other document with the SEC.

    (b) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its Subsidiaries included or incorporated by reference in such Company SEC Reports (collectively, the "FINANCIAL STATEMENTS") have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in the notes thereto) and present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis at the respective dates and for the respective periods indicated (except, in the case of all such financial statements that are interim financial statements, for normal year-end adjustments).

    (c) Except as set forth in the Company SEC Reports or in Section 3.6(c) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, unmatured, contingent or otherwise whether due or to become due, known or unknown, except (i) the liabilities recorded on the Company's consolidated balance sheet at March 31, 1999 (the "BALANCE SHEET") included in the financial statements referred in Section 3.6(a) hereof and the notes thereto, (ii) liabilities or obligations incurred since March 31, 1999 (whether or not incurred in the ordinary course of business and consistent with past practice) that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, or (iii) liabilities that would not be required by United States generally accepted accounting principles to be disclosed in financial statements or in the notes thereto.

    3.7. ABSENCE OF CHANGES OR EVENTS. Except as set forth in Section 3.7 of the Company Disclosure Letter or in the Company's SEC Reports, since March 31, 1999 through the date of this Agreement, the Company and its Subsidiaries have not incurred any liability or obligation that has resulted or would reasonably be expected to result in a Company Material Adverse Effect, and there has not been any change in the business, financial condition or results of operations of the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and the Company and its Subsidiaries have conducted their respective businesses in the ordinary course consistent with their past practices.

    3.8. LITIGATION. Except as disclosed in the Company SEC Reports or as set forth in Section 3.8 of the Company Disclosure Letter, there is no (i) claim, action, suit or proceeding pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened against or relating to the Company or any of its Subsidiaries before any Governmental Entity, or (ii) outstanding judgment, order, writ, injunction or decree (collectively, "ORDERS"), or application, request or motion therefor, of any Governmental Entity in a proceeding to which the Company, any Subsidiary of the Company or any of their respective assets was or is a party except actions, suits, proceedings or Orders that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, and neither the Company nor any Subsidiary is in default in any material respect with respect to any such Order.

    3.9. TITLE TO PROPERTIES. The Company does not own any real property. The Company has heretofore made available to Buyer correct and complete copies of all material leases, subleases and other agreements (collectively, the "REAL PROPERTY LEASES") under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property or facility (the "LEASED REAL PROPERTY"), including without limitation all modifications, amendments and supplements thereto. Except in each case where the failure would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or except as otherwise set forth in
Section 3.9 of the Company Disclosure Letter, (i) the Company or one of its Subsidiaries has a valid leasehold interest in each parcel of Leased Real Property free and clear of all Liens except permitted liens and each Real Property Lease is in full force and effect, (ii) all rent and other sums and charges due and payable by the Company or its Subsidiaries as tenants thereunder are current in all material respects, (iii) no termination event or condition or uncured default of a material nature on the part of the Company or any such Subsidiary exists under any Real Property Lease, (iv) the Company or one of its Subsidiaries is in actual possession of each Leased Real Property and is entitled to quiet enjoyment thereof in accordance with the terms of the applicable Real Property Lease, and (v) the Company and its Subsidiaries own outright all of the personal property (except for leased property or assets for which it has a valid and enforceable right to use) which is reflected on the Balance Sheet, except for property since sold or otherwise disposed of in the ordinary course of business and consistent with past practice.

    3.10. CERTAIN CONTRACTS. Neither the Company nor any of its Subsidiaries has breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of (i) any agreement, contract or commitment required to be filed as an exhibit to the Company SEC Reports (including any agreements, contracts or commitments entered into since March 31, 1999 that are required to be filed by the Company with the SEC in any report covering the period ending June 30, 1999), (ii) any agreements, contracts or commitments with customers of the Company pursuant to which the Company recognized revenues in excess of $3,000,000 for the twelve-month period ended May 31, 1999, or (iii) any agreements, contracts or commitments containing covenants that limit the ability of the Company or any of its

Subsidiaries to compete in any line of business or with any Person (as defined in Section 9.5 hereof), or that include any exclusivity provision or involve any restriction on the geographic area in which the Company or any of its Subsidiaries may carry on its business (collectively, "COMPANY MATERIAL CONTRACTS"), in such a manner as, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect. Section
3.10 of the Company Disclosure Letter lists each Company Material Contract described in clauses (ii) and (iii) of the preceding sentence. Each Company Material Contract that has not expired by its terms is in full force and effect and is the legal, valid and binding obligation of the Company and/or its Subsidiaries, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), except where the failure of such Contract to be in full force and effect or to be legal, valid, binding or enforceable against the Company and/or its Subsidiaries has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.10 of the Company Disclosure Letter, no consent, approval, waiver or authorization of, or notice to any Person is needed in order that each such Company Material Contract shall continue in full force and effect in accordance with its terms without penalty, acceleration or rights of early termination by reason of the consummation of the Scheme and the other transactions contemplated by this Agreement.

    3.11. COMPLIANCE WITH LAW. All activities of the Company and its Subsidiaries have been, and are currently being, conducted in compliance in all material respects with all applicable Irish, Canadian, Australian, United States federal, state and local and other foreign laws, ordinances, regulations, interpretations, judgments, decrees, injunctions, permits, licenses, certificates, governmental requirements, Orders and other similar items of any court or other Governmental Entity or any nongovernmental self-regulatory agency, and no notice has been received by the Company of any claims filed against the Company alleging a violation of any such laws, regulations or other requirements which would be required to be disclosed in the Company SEC Reports. The Company and its Subsidiaries have all permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted, except for such permits, licenses and franchises the absence of which has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    3.12. INTELLECTUAL PROPERTY RIGHTS.

    (a) The Company and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks and copyrights, any applications for and registrations of such patents, trademarks, trade names, service marks and copyrights, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of the Company and its Subsidiaries as currently conducted, or planned to be conducted, the absence of which would be reasonably likely to have a Company Material Adverse Effect (the "COMPANY INTELLECTUAL PROPERTY RIGHTS"). The Company and its Subsidiaries have taken all reasonably necessary action to protect the Company Intellectual Property Rights, including without limitation, use of reasonable secrecy measures to protect the trade secrets included in the Company Intellectual Property Rights.

    (b) The execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not result in the breach of, or create on behalf of any third party the right to terminate or modify, any license, sublicense or other agreement relating to the Company Intellectual Property Rights, or any material licenses, sublicenses or other agreements as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights or trade secrets ("COMPANY THIRD PARTY INTELLECTUAL PROPERTY RIGHTS"), including software that is used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by the Company or any of its Subsidiaries, the breach of which would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

    (c) All patents, registered trademarks, service marks and copyrights which are held by the Company or any of its Subsidiaries, the loss or invalidity of which would reasonably be expected to cause a Company Material Adverse Effect, are valid and subsisting. The Company (i) has not been sued in any suit, action or proceeding, or received in writing any claim or notice, which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; and
(ii) has no Knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement in the cases of clause (i) and (ii) would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    (d) Except as set forth in the Company SEC Reports, to the Knowledge of the Company, the software products offered by the Company, and all software and hardware used by the Company or any of its Subsidiaries in the ordinary course of business, is Year 2000 Ready, except to the extent any such failure to be Year 2000 Ready would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As used herein, "YEAR 2000 READY" shall mean the ability of the software products offered by the Company and the hardware and software used by the Company or its Subsidiaries to provide the following functions:

        (i) consistently handle date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing calculations on dates or portions of dates;

        (ii) function accurately in accordance with all documentation without interruption before, during and after January 1, 2000, without any change of operations associated with the advent of the new century;

       (iii) respond to two-digit date input in a way that resolves any ambiguity as to century in a disclosed, defined and predetermined manner; and

        (iv) store and provide output of date information in ways that are unambiguous as to century.

    3.13. TAXES.

    (a) "TAX" or "TAXES" shall mean all Irish, Canadian, Australian or United States federal, state, provincial or local taxes and any other applicable duties, levies, fees, charges and assessments that are in the nature of a tax, including income, gross receipts, property, sales, use, license, excise, franchise, ad valorem, value-added, transfer, social security payments, and health taxes and any deductibles relating to wages, salaries and benefits and payments to subcontractors for any jurisdiction in which the Company or any of its Subsidiaries does business (to the extent required under applicable Tax law), together with all interest, penalties and additions imposed with respect to such amounts.

    (b) Except as could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

        (i) the Company and its Subsidiaries have prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other material Tax returns and reports required to be filed on or before the Effective Time (collectively "RETURNS"), taking into account any extension of time to file granted to or obtained on behalf of the Company and/or its Subsidiaries;

        (ii) all Taxes of the Company and its Subsidiaries shown on such Returns or otherwise known by the Company to be due or payable have been timely paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings or which are adequately reserved for in accordance with generally accepted accounting principles;

       (iii) all deficiencies resulting from Tax examinations of income, sales and franchise and all other material Returns filed by the Company and its Subsidiaries in any jurisdiction in which such Returns are required to be so filed have either been paid or are being contested in good faith by appropriate proceedings;

        (iv) no deficiency has been asserted or assessed against the Company or any of its Subsidiaries which has not been satisfied or otherwise resolved, and no examination of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened for any material amount of Tax by any taxing authority;

        (v) no extension of the period for assessment or collection of any material Tax is currently in effect and no extension of time within which to file any material Return has been requested, which Return has not since been filed;

        (vi) all Returns filed by the Company and its Subsidiaries are correct and complete or adequate reserves have been established with respect to any additional Taxes that may be due (or may become due) as a result of such Returns not being correct or complete;

       (vii) to the Knowledge of the Company, no Tax liens have been filed with respect to any Taxes;

      (viii) neither the Company nor any of its Subsidiaries have made, and none will make, any voluntary adjustment by reason of a change in their accounting methods for any pre-Scheme period, or any election, that would affect the taxable income or deductions of the Company or any of its Subsidiaries for any period ending after the Effective Date;

        (ix) the Company and its Subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees;

        (x) the Company and its Subsidiaries are not parties to any Tax sharing or Tax matters agreement;

        (xi) neither the Company nor any of its Subsidiaries is liable for any recapture or clawback of any relief or exemption from Tax howsoever arising (including the entering into and the consummation of the Acquisition), and whether by virtue of any act or omission by the Company or any of its Subsidiaries or by any other person or persons; and

       (xii) neither the Company nor any of its Subsidiaries is liable to be assessed for or made accountable for any Tax for which any other person or persons may be liable to be assessed or made accountable whether by virtue of the entering into or the consummation of the Acquisition or by virtue of any act or acts done by or which may be done by or any circumstance or circumstances involving or which may involve any other person or persons.

    (c) The Company and its Subsidiaries are not parties to any agreement, contract, or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code by reason of the Acquisition.

    (d) Section 3.13(d) of the Company Disclosure Letter lists each material tax incentive to which the Company is entitled on the date hereof under the laws of the Republic of Ireland, the period for which such tax incentive applies, and the nature of such tax incentive. The Company has complied in all material respects with all requirements of Irish law to be entitled to claim such tax incentives.

    3.14. EMPLOYEES.

    (a) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, arrangement or labor contract with a labor union or labor organization, whether formal or otherwise. There is no labor strike, slowdown or stoppage pending (or, to the Knowledge of the Company or any of its Subsidiaries, any unfair labor practice complaints or labor disturbances which are pending or threatened) against the Company or any of its Subsidiaries, which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    (b) Within one year preceding the date of this Agreement, neither the Company nor any of its Subsidiaries has given notice of any redundancies to the Irish Minister for Enterprise, Trade and Employment, or started consultations with any trade union, under part II of the Irish Protection of Employment Act, 1977 or regulation 7 of the European Communities (Safeguarding of Employee's Rights on the Transfer of Undertakings) Regulations, 1980.

    3.15. EMPLOYEE BENEFIT PLANS.

    (a) The Company Disclosure Letter, under the caption referencing this
Section 3.15(a), lists all material retirement and pension plans, schemes, practices or arrangements of any kind, whether written or oral, maintained by the Company or its Subsidiaries (now or in the past) or to which the Company or its Subsidiaries makes or has made contributions (other than required solely by statute or regulation) (collectively the "PENSION SCHEMES"). The Company Disclosure Letter, under the caption referencing this Section 3.17(a), lists all material incentive compensation, deferred compensation, profit sharing, stock purchase, stock option, life, health, disability or other insurance plans, severance or separation plans and any other employee benefit plans or practices or arrangements of any kind, whether written or oral, maintained by the Company or its Subsidiaries (now or in the past) or to which the Company or its Subsidiaries makes or has made contributions (other than required solely by statute or regulation) (collectively the "EMPLOYEE BENEFIT PLANS"). Other than the Pension Schemes and Employee Benefit Plans, there are no material arrangements (other than required solely by statute or regulation) to which the Company or its Subsidiaries contributes, or has contributed, or may become liable to contribute under which benefits of any kind are payable to or in respect of the employees of the Company or its Subsidiaries on retirement, death, or in the event of disability or sickness, termination of employment, or in other similar circumstances.

    (b) The Company has made available to Buyer true and correct copies (as amended through the date hereof) of all documents constituting or relating to all Pension Schemes and Employee Benefit Plans.

    (c) None of the benefits under a Pension Scheme or Employee Benefit Plan has been materially augmented since March 31, 1999, nor will the Company or its Subsidiaries make any commitments to augment materially any such benefits. Except as described in the Company Disclosure Letter under the caption referencing this Section 3.15(c), no condition, agreement or plan provision or, with respect to the jurisdictions in which the Company's employees are located, rule of law, statute or common law doctrine of "acquired rights" materially limits the right of the Company or its Subsidiaries to amend, cut back or terminate any Pension Scheme or Employee Benefit Plan, nor will the transaction contemplated by this Agreement materially limit the right of the Company, its Subsidiaries, or the Buyer to amend, cut back or terminate any Pension Scheme or Employee Benefit Plan.

    (d) The Company and each of its Subsidiaries has not received any notice or directive that it has not complied with all material provisions of the Pension Schemes applicable to it and has no Knowledge of any reason why the tax exempt (or favored) status, if any, of any of the Pension Schemes or Employee Benefit Plans might be withdrawn.

    (e) There are not in respect of any Pension Scheme or Employee Benefit Plan or the benefits thereunder any actions, suits or claims pending or, to the Knowledge of the Company or any of its

Subsidiaries, threatened (other than routine claims for benefits or such actions, suits or claims that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect).

    (f) Where applicable, except where any failure would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect,
(i) all contributions to each Pension Scheme have at all times been made in accordance with the recommendations of the actuary to that Pension Scheme, (ii) a proper accrual has been made for those contributions which are due to each Pension Scheme or Employee Benefit Plan on or before the Effective Date, (iii) each of the Pension Schemes is fully funded on an accrued benefits basis, and
(iv) the contributions and expenses payable to the Pension Schemes have been applied in accordance with the provisions thereof and the trusts upon which they are to be held.

    (g) With respect to any Pension Scheme or Employee Benefit Plan that is subject to the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) there have been no prohibited transactions, except those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and (ii) neither the Company nor any of its Subsidiaries, directors, officers, employees or other "fiduciaries," as such term is defined in Section 3(21) of ERISA, have committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the plans which would subject the Company, Subsidiary, Buyer, or any of its directors, officers or employees to any liability under ERISA or any applicable law, except any breach that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    (h) The Company does not contribute (and has not ever contributed) to any multiemployer plan, as defined in Section 3(37) of ERISA. Neither the Company nor its Subsidiaries has any potential liability for death or medical benefits after separation from employment other than (i) death benefits under the employee benefit plans or programs set forth under the caption referencing this
Section 3.15 in the Company Disclosure Letter and (ii) health care continuation benefits (COBRA benefits) described in Section 601 et. seq. of ERISA or other applicable state law.

    3.16. ENVIRONMENTAL MATTERS.

    (a) The Company and its Subsidiaries (i) have been in compliance and are presently complying with all applicable health, safety and Environmental Laws, and (ii) have obtained all material permits, licenses and authorizations which are required under all applicable health, safety and Environmental Laws and are in compliance in all material respects with such permits, licenses and authorizations, except for such failures to comply or to obtain permits, licenses or authorizations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as disclosed in the Company Current SEC Filings or as set forth in Section 3.16 of the Company Disclosure Letter, to the Knowledge of the Company or any of its Subsidiaries, (i) none of the Leased Real Property (including without limitation soils and surface and ground waters) are contaminated with any Hazardous Materials in quantities which require investigation or remediation under Environmental Laws, (ii) neither the Company nor any of its Subsidiaries is liable for any off-site contamination, and (iii) there is no environmental matter which could reasonably be expected to expose the Company or any of its Subsidiaries to a claim to clean-up any Hazardous Materials or otherwise to remedy any pollution or damage at any of the properties utilized in the Company's business under any Environmental Laws.

    (b) For purposes of this Agreement, the term (i) "ENVIRONMENTAL LAWS" means all applicable Irish, Canadian, Australian, United States federal, state, local and other foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment (including, without limitation, all applicable Irish, Canadian, Australian, United States federal, state, local and other foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Hazardous Materials in effect as of the date of this Agreement), and (ii) "HAZARDOUS MATERIALS" means any dangerous, toxic or hazardous pollutant, contaminant, chemical, waste, material or substance as defined in or governed by any Irish, Canadian, Australian, United States federal, state, local or other foreign law, statute, code, ordinance, regulation, rule or other requirement relating to such substance or otherwise relating to the environment or human health or safety, including without limitation any waste, material, substance, pollutant or contaminant that might cause any injury to human health or safety or to the environment or might subject the Company or any of its Subsidiaries to any imposition of costs or liability under any Environmental Law.

    3.17. FINDERS OR BROKERS. Except for Morgan Stanley Dean Witter, whose fees will be paid by the Company, none of the Company, the Subsidiaries of the Company, the Board of Directors of the Company or any member of such Board of Directors has employed any agent, investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with the Scheme or the other transactions contemplated hereby.

    3.18. BOARD RECOMMENDATION. The Board of Directors of the Company has, at a meeting of such Board duly held on June 18, 1999, approved and adopted this Agreement, the Scheme, the Company Option Agreement and the other transactions contemplated hereby, determined that the Scheme is fair to the shareholders of the Company and recommended that the shareholders of the Company approve the Scheme and the other transactions contemplated hereby, and has not rescinded or modified in any respect any of such actions.

    3.19. OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of Morgan Stanley Dean Witter dated the date of this Agreement, to the effect that, as of such date, the Ordinary Allotment Ratio is fair, from a financial point of view, to the holders of Company Ordinary Shares.

    3.20. TAX MATTERS. Neither the Company nor, to its Knowledge, any of its affiliates has taken or agreed to take any action, or knows of any circumstances, that (without regard to any action taken or agreed to be taken by Buyer, or any of its affiliates) would prevent the business combination to be effected by the Acquisition from constituting a transaction qualifying as a reorganization within the meaning of Section 368 of the Code.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF BUYER

    Buyer represents and warrants to the Company that the statements contained in this Article IV are true and correct.

    4.1. ORGANIZATION AND QUALIFICATION. Buyer is a corporation duly organized, validly existing, duly registered and in good standing under the laws of the State of Minnesota, with the corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where any failure would not have a Buyer Material Adverse Effect (as defined below). Buyer is duly qualified or licensed to carry on its business as it is now being conducted, and is qualified to conduct business, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified that would not, individually or in the aggregate, have, or would not reasonably be expected to have, a Buyer Material Adverse Effect. Buyer is not in violation of any of the provisions of its Charter Document or its Governing Document. As used in this Agreement, the term "BUYER MATERIAL ADVERSE EFFECT" means any change, effect, event or condition that (i) has a material adverse effect on the business, results of operations or financial condition of Buyer and its Subsidiaries, taken as a whole (other than any such change, effect, event or condition that results or arises from: (A) the announcement of this Agreement or the transactions contemplated hereby and the consequences of such announcement, to the extent directly related thereto; (B) changes or conditions effecting the industry in which Buyer markets its products and services generally, except to the extent such changes or conditions disproportionately affect Buyer and its Subsidiaries, taken as a whole; (C) changes in general economic, regulatory or political conditions, except to the extent such changes or conditions disproportionately affect Buyer and its Subsidiaries, taken as a whole; or (D) any action taken by the Company or any of its directors, officers, employees, agents or affiliates; and PROVIDED that, a failure by Buyer to meet the revenue or earnings predictions of equity analysts as reflected in the First Call consensus estimate or any other revenue or earnings predictions or expectations for any period ending on or after the date of this Agreement shall not, in and of itself, be deemed to constitute a Buyer Material Adverse Effect), or (ii) prevents or materially delays Buyer's ability to consummate the transactions contemplated hereby.

    4.2. CAPITALIZATION. The authorized capital stock of Buyer consists of 310,000,000 shares, divided into 300,000,000 shares of Buyer Common Stock and 10,000,000 shares of Preferred Stock, no par value. As of the close of business on June 18, 1999 (the "Buyer Measurement Date"), (a) 135,636,594 shares of Buyer Common Stock were issued and outstanding, (b) no shares of Preferred Stock were issued and outstanding, (c) 25,400,846 shares of Buyer Common Stock were reserved for issuance under the stock-based benefit plans of the Buyer (the "BUYER STOCK PLANS"), (d) Buyer Options had been granted and remain outstanding under the Buyer Stock Plans to purchase 12,932,216 shares of Buyer Common Stock in the aggregate, and (e) except for the Buyer Options, rights to acquire shares of Buyer Common Stock under Buyer's Employee Stock Purchase Plan (the "BUYER ESPP") and rights to acquire shares of Buyer Common Stock pursuant to the Second Amended and Restated Rights Agreement, dated as of November 28, 1995, between Buyer and Norwest Bank, Minnesota, National Association (the "BUYER SRP PLAN", there are no outstanding Buyer Rights (as defined below). Since the Buyer Measurement Date, no additional shares of Buyer Common Stock have been issued and are outstanding, except pursuant to the exercise of Buyer Options and the Buyer ESPP, and no Buyer Rights have been granted (other than additional Buyer SRP Rights issued upon the issuance of shares of Buyer Common Stock). All issued and outstanding shares of Buyer Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights created by the Minnesota Business Corporation Act or Buyer's Charter Document or Governing Document. There are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities or other rights which obligate Buyer or any of its Subsidiaries to issue, exchange, transfer or sell any shares of capital stock of Buyer or any of its Subsidiaries, other than shares of Buyer Common Stock issuable under the Buyer Stock Plans and the Buyer ESPP, or awards granted pursuant thereto, and other than Buyer SRP Rights issued upon the issuance of additional shares of Buyer Common Stock (collectively, "BUYER RIGHTS"). As of the Buyer Measurement Date, there were no outstanding contractual obligations of Buyer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Buyer or any of its Subsidiaries. As of the Buyer Measurement Date, there were no outstanding contractual obligations of Buyer to dispose of any shares of capital stock of any of its Subsidiaries.

    4.3. AUTHORITY RELATIVE TO THIS AGREEMENT. Buyer has the requisite corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement and the Company Option Agreement, subject to obtaining the necessary approval of the High Court referred to in Article V hereof, under applicable law. The execution and delivery by Buyer of this Agreement and the Company Option Agreement, and the consummation of the Scheme and the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement and the Company Option Agreement have been duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery of this Agreement and the Company Option Agreement by the Company, is a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally or by general equitable principles. The shares of Buyer Common Stock to be issued by Buyer and allotted pursuant to the Acquisition, as well as the Buyer Options and the shares of Buyer Common Stock to be issued upon exercise thereof: (i) have been duly authorized, and, when issued in accordance with the terms of the Scheme and this Agreement, will be validly issued, fully paid and nonassessable and will not be subject to preemptive rights, (ii) will, when issued in accordance with the terms of the Scheme and this Agreement, be registered or exempt from registration under the Securities Act, and registered or exempt from registration under applicable United States "Blue Sky" laws and (iii) will, when issued in accordance with the terms of the Scheme and this Agreement, be listed on the Nasdaq National Market.

    4.4. NO CONFLICTS; REQUIRED FILINGS AND CONSENTS.

    (a) Neither the execution, delivery or performance of this Agreement by Buyer, nor the consummation of the transactions contemplated hereby, nor compliance by Buyer with any provision hereof will (i) conflict with or result in a breach of any provision of the Charter Documents or Governing Documents of Buyer, (ii) cause a default (or give rise to any right of termination, cancellation or acceleration or loss of a material benefit under, or result in the creation of any lien, charge or other encumbrance upon any of the properties of Buyer under any of the terms, conditions or provisions of any note, bond, mortgage or indenture, or any other material instrument, obligation or agreement to which Buyer is a party or by which its properties or assets may be bound or
(iii) violate any law applicable to Buyer or binding upon any of its properties, except for, in the case of clauses (ii) and (iii), such defaults or violations which would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

    (b) No filing or registration with or notification to and no permit, authorization, consent or approval of any Governmental Entity is required to be obtained, made or given by Buyer in connection with the execution and delivery of this Agreement or the consummation by Buyer of the Scheme or other transactions contemplated hereby except (i) (A) the making of the Order by the High Court pursuant to Section 201(1) of the Companies Act and the making of the Final Court Order or such other orders or judgments as may be required under Irish law, (B) the delivery and, to the extent applicable, registration of the Final Court Order or such other orders or judgments as may be required under Irish law, and the minute required by Section 75 of the Companies Act, to the Registrar of Companies in Dublin, Ireland, (C) in connection with the applicable requirements of the HSR Act, (D) in connection with the applicable requirements of the Irish Control Act, (E) in connection with the applicable requirements of the Australian Takeovers Act, (F) in connection with the applicable requirements of the Investment Canada

Act, (G) in connection with the applicable requirements of the Competition Act (Canada), (H) the issuance of a "no action" letter by the SEC or the filing of a Registration Statement on Form S-4 with the SEC, in accordance with the Securities Act, as further described in Section 6.3 hereof, or (I) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any country other than the United States and the Republic of Ireland, or (ii) where the failure to obtain any such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

    4.5. COMMISSION FILINGS; FINANCIAL STATEMENTS.

    (a) Buyer has filed all forms, reports, schedules, statements and other documents required to be filed by it since October 31, 1996 to the date hereof (collectively, as supplemented and amended since the time of filing, the "BUYER SEC REPORTS") with the SEC. The Buyer SEC Reports (i) were prepared in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Buyer SEC Report filed prior to the date of this Agreement which was superseded by a subsequent Buyer SEC Report filed prior to the date of this Agreement.

    (b) The audited consolidated financial statements and unaudited consolidated interim financial statements of Buyer and its Subsidiaries included or incorporated by reference in such Buyer SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may otherwise be indicated in the notes thereto) and present fairly, in all material respects, the financial position and results of operations and cash flows of Buyer and its Subsidiaries on a consolidated basis at the respective dates and for the respective periods indicated (except, in the case of all such financial statements that are interim financial statements, for normal year-end adjustments).

    4.6. ABSENCE OF CHANGES OR EVENTS. Except as set forth in the Buyer SEC Reports, since April 30, 1999 through the date of this Agreement, Buyer and its Subsidiaries have not incurred any liability or obligation that has resulted or would reasonably be expected to result in a Buyer Material Adverse Effect, and there has not been any change in the business, financial condition or results of operations of Buyer or any of its Subsidiaries which has had, or is reasonably expected to have, individually or in the aggregate, a Buyer Material Adverse Effect, and Buyer and its Subsidiaries have conducted their respective businesses in the ordinary course consistent with their past practices.

    4.7. LITIGATION.  Except as disclosed in the Buyer SEC Reports, there is no
(i) claim, action, suit or proceeding pending or, to the Knowledge of Buyer, threatened against or relating to Buyer or any of its Subsidiaries before any Governmental Entity, or (ii) outstanding Orders, or application, request or motion therefor, of any Governmental Entity in a proceeding to which Buyer, any Subsidiary of Buyer or any of their respective assets was or is a party except actions, suits, proceedings or Orders that, individually or in the aggregate, has had or would reasonably be expected to have a Buyer Material Adverse Effect, and Buyer nor any Subsidiary is in default in any material respect with respect to any such Order.

    4.8. COMPLIANCE WITH LAW. All activities of Buyer have been, and are currently being, conducted in compliance in all material respects with all applicable United States federal, state and local and other foreign laws, ordinances, regulations, interpretations, judgments, decrees, injunctions, permits, licenses, certificates, governmental requirements, Orders and other similar items of any court or other Governmental Entity or any nongovernmental self-regulatory agency, and no notice has been received by Buyer of any claims filed against Buyer alleging a violation of any such laws, regulations or other requirements which would be required to be disclosed in the Buyer SEC Reports. Buyer has all permits, licenses and franchises from Governmental Entities required to conduct its business as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

    4.9. FINDERS OR BROKERS. Except for Credit Suisse First Boston, whose fees will be paid by Buyer, none of Buyer, the Subsidiaries of Buyer, the Board of Directors of Buyer or any member of such Board of Directors has employed any agent, investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with the Scheme or the other transactions contemplated hereby.

    4.10 TAX MATTERS. Neither Buyer nor, to its Knowledge, any of its affiliates has taken or agreed to take any action, or knows of any circumstances, that (without regard to any action taken or agreed to be taken by the Company or any of its affiliates) would prevent the business combination to be effected by the Acquisition from constituting a transaction qualifying as a reorganization within the meaning of Section 368 of the Code.

                                   ARTICLE V
                               REQUIRED APPROVALS

    5.1. SHAREHOLDER AND COURT APPROVALS.

    (a) Promptly following the date of this Agreement, the Company undertakes to take appropriate action to prepare and issue proceedings in the High Court requesting the High Court to order that a meeting or meetings of the Company's shareholders be convened at the earliest practicable date for the purpose of considering and approving (if they deem fit) the Scheme (the "COURT MEETINGS"), which shall have been recommended for approval by the Company's Board of Directors consistent with its fiduciary obligations.

    (b) For the purpose of considering and (if thought fit) of approving the Scheme, the Company shall, as soon as practicable subsequent to the issuance by the High Court of any directions in that respect, take the necessary action to convene the Court Meetings, in accordance with the directions of the High Court.

    (c) For the purpose of considering and (if thought fit) adopting the Capital Reduction Resolution, the Company shall, take the necessary action to convene an extraordinary general meeting of the shareholders of the Company (the "Extraordinary Meeting") to take place immediately following the Court Meetings.

    (d) Subsequent to approval of the Scheme at the Court Meetings (the "COURT MEETING APPROVAL"), by the requisite votes required under Section 201(3) of the Companies Act ("SECTION 201") and the adoption of the Capital Reduction Resolution by the shareholders at the Extraordinary Meeting, the Company shall as soon as practicable, but not later than five (5) days (plus such additional time as Buyer may require for what is provided at paragraph (f) below) after such vote has been taken, present a petition or petitions (the "PETITION") and issue a notice of motion for directions and file any grounding affidavits required requesting the High Court to issue directions in relation to the date to be fixed for the hearing of the Petition and for an order of the High Court directing the manner of advertisement of the hearing of the Petition and for such further and other orders as the High Court deems fit. The Company shall as soon as practicable thereafter proceed with the Petition for the purpose of obtaining the Final Court Order.

    (e) As soon as practicable subsequent to the Petition hearing and the making of the Final Court Order and the satisfaction or waiver of all Closing conditions set forth in Article VII hereof, the Company and Buyer shall deliver a copy of the Final Court Order and the minute required by Section 75 of the Companies Act to the Registrar of Companies in Dublin, Ireland (the "FILING").

    (f) Drafts, and final forms, of all documents to be filed with the High Court, including those documents referred to in paragraphs (a) to (d) of this
Section 5.1, shall be reviewed and approved by Buyer and Buyer's counsel prior to the filing thereof by the Company, such approval not to be unreasonably withheld or delayed. The Company shall consult with Buyer regarding the conduct of all court proceedings and shall advise Buyer's counsel of the dates of any hearings.

    (g) Buyer shall be represented in the High Court by solicitors or counsel on the hearing of the Petition and any other hearings, and shall give such undertakings, subject to the Scheme becoming effective, as are required by the High Court for the purposes of assuring that Buyer shall perform those acts which the Scheme, in the form attached hereto as Exhibit A or in such other form as the Buyer and the Company shall mutually agree, provides that it shall perform.

    (h) In connection with the Court Meetings and the Extraordinary Meeting, subject to Section 6.6(b) hereof, the Company will duly solicit the vote of the shareholders of the Company for their respective approvals, as set forth above in this Section 5.1, by mailing or delivering to each such shareholder the Proxy Statement referred to in Section 6.2 hereof, after the High Court has ordered a meeting to be convened.

                                   ARTICLE VI
                            COVENANTS AND AGREEMENTS

    6.1. CONDUCT OF BUSINESS OF THE COMPANY PENDING THE ACQUISITION. Except as contemplated by this Agreement or as expressly agreed to in writing by Buyer, during the period from the date of this Agreement to the earlier of (i) the termination of this Agreement or (ii) the Effective Time, each of the Company and its Subsidiaries will conduct their respective operations according to its ordinary course of business consistent with past practice, and will use commercially reasonable efforts consistent with past practice and policies to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it and will take no action which would materially adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, the Company will not nor will it permit any of its Subsidiaries to, without the prior written consent of Buyer:

    (a) amend any of its Charter Documents or Governing Documents;

    (b) authorize for issuance, issue, sell, deliver, grant any options or warrants for, or otherwise agree or commit to issue, sell, deliver, pledge, dispose of or otherwise encumber any shares of any class of its share capital or any securities convertible into shares of any class of its share capital, except
(i) pursuant to and in accordance with the terms of Company Options outstanding on the Measurement Date or granted pursuant to clause (iii) below, (ii) pursuant to the ESPP in accordance with the terms of Section 1.1(d) hereof, or (iii) the grant of Company Options consistent with past practices to new employees, which Company Options will represent, in the aggregate, the right to acquire no more than 75,000 Company Ordinary Shares;

    (c) except as set forth in Section 6.1(c) of the Company Disclosure Letter, subdivide, cancel, consolidate or reclassify any shares of its share capital, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its share capital, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of its share capital or purchase, redeem or otherwise acquire any shares of its own share capital or of any of its Subsidiaries, except as otherwise expressly provided in this Agreement, or register any shares of its share capital for trading on the Irish Stock Exchange;

    (d) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the ordinary course of business consistent with past practice; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the material obligations of any other person (other than Subsidiaries of the Company); or (iii) make any material loans, advances or capital contributions to, or investments in, any other person (other than to Subsidiaries of the Company);

    (e) except as otherwise expressly contemplated by this Agreement, (i) increase in any manner the compensation of (A) any employee (other than those described in clause (i)(B) hereof), except in the ordinary course of business consistent with past practice and current market conditions or (B) any of its directors or executive officers, except in the ordinary course of business, consistent with past practice and after consultation with Buyer, (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into, amend or agree to enter into or amend any agreement or arrangement with such director or officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit, except as required to comply with law or under currently existing agreements, plans or arrangements or with respect to employees, in the ordinary course of business consistent with past practice; (iii) grant any rights to receive any severance or termination pay to, or enter into or amend any employment or severance agreement with, any employee or any of its directors or officers except as required pursuant to (A) the Employment Agreement, dated as of January 4, 1999, by and between the Company, its Subsidiaries and John J. Kiley (the "KILEY AGREEMENT"), (B) the Employment Agreement, dated as of August 1, 1997, by and between the Company, its Subsidiaries and John J. Boyle III (the "BOYLE AGREEMENT"), which agreements shall not be amended, or by applicable law; or (iv) except as may be required (A) to comply with applicable law or (B) as permitted by paragraph (b)(iii) of this Section 6.1, become obligated (other than pursuant to any new or renewed collective bargaining agreement) under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, share purchase, share option, share appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any person, or amend any of such plans or any of such agreements in existence on the date hereof; PROVIDED, HOWEVER, that this clause (iv) shall not prohibit the Company from renewing any such plan, agreement or arrangement already in existence on terms no more favorable to the parties to such plan, agreement or arrangement;

    (f) except as otherwise expressly contemplated by this Agreement, enter into, amend in any material respect or terminate any Company Material Contracts other than in the ordinary course of business consistent with past practice;

    (g) sell, lease, license, mortgage or dispose of any of its properties or assets, other than (i) transactions in the ordinary course of business consistent with past practice and (ii) sales of assets, for the fair market value thereof, which sales do not individually or in the aggregate exceed $2,000,000 and, in the case of both clauses (i) and (ii), except as may be required or contemplated by this Agreement;

    (h) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, limited liability company, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets, other than the acquisition of assets that are in the ordinary course of business consistent with past practice and not material to the Company and its Subsidiaries taken as a whole;

    (i) except as set forth in Section 6.1(i) of the Company Disclosure Letter, alter (through merger, liquidation, reorganization, restructuring or in any fashion) the corporate structure or ownership of the Company or any Subsidiary;

    (j) authorize or commit to make any material capital expenditures not reflected in the budget previously provided in writing by the Company to Buyer (the "COMPANY CAPEX BUDGET", other than capital expenditures incurred in the ordinary course of business and consistent with past practices, which ordinary course expenditures, together with the capital expenditures reflected in the Company CapEx Budget, will not exceed, in the aggregate 115% of the Company CapEx Budget;

    (k) make any change in the accounting methods or accounting practices followed by the Company, except as required by generally accepted accounting principles or applicable law;

    (l) make any election under Irish, United States, Canadian or Australian Tax law which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

    (m) prepare or file any Tax Return inconsistent with past practice or, on any such Tax Return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, except if required by applicable law or regulation;

    (n) knowingly take any action (except any action that the Company is required to take by Buyer or by this Agreement) that (without regard to any action taken or agreed to be taken by Buyer or any of its

Affiliates) would prevent Buyer from accounting for the business combination to be effected by the Acquisition as a pooling-of-interests;

    (o) settle any action, suit, claim, investigation or proceeding (legal, administrative or arbitrative) requiring a payment by the Company or its Subsidiaries in excess of $2,000,000 without the consent of Buyer, which consent shall not be unreasonably withheld or delayed;

    (p) except as set forth in Section 6.1(p) of the Company Disclosure Letter, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of claims, liabilities or obligations reflected or reserved against in, or contemplated by, the most recent financial statements (or the notes thereto) of the Company included in the Company SEC Reports or incurred in the ordinary course of business consistent with past practice; or

    (q) authorize, recommend, propose, agree or announce an intention to do any of the foregoing or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; PROVIDED, HOWEVER, that nothing contained herein shall limit the ability of Buyer to exercise its rights under the Company Option Agreement.

    6.2. PROXY STATEMENT. The Company will, as promptly as practicable, prepare and file with the SEC a proxy statement and form of proxy in connection with the vote of the Company's shareholders with respect to the Scheme, the Capital Reduction Resolution, and such other resolutions, if any, as may be brought before the shareholders at the Court Meetings and the Extraordinary Meeting (such proxy statement together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to Company's shareholders, is called the "PROXY STATEMENT"). The Company will use all commercially reasonable efforts to cause the Proxy Statement to be mailed to shareholders of the Company at the earliest practicable date following the giving by the High Court of directions in that respect, shall request the Depositary in writing to notify holders of the ADRs of the Court Meetings and the Extraordinary Meeting and to mail the Proxy Statement to the holders of the ADRs, and shall use all commercially reasonable efforts to hold the Court Meetings and the Extraordinary Meeting as soon as practicable following those directions. The Proxy Statement will, when prepared pursuant to this Section 6.2 and mailed to the Company's shareholders, comply in all material respects with the applicable requirements of the Exchange Act. The Proxy Statement shall not include any untrue statement (other than written statements supplied by Buyer in writing specifically for inclusion in the Proxy Statement, as to which the Company shall not be responsible) of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. The written statements supplied by Buyer specifically for inclusion in the Proxy Statement shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. In the Proxy Statement, to the extent that such recommendations are consistent with the fiduciary obligations of the Board of Directors of the Company and to the extent permitted by applicable laws, including the Companies Acts 1963-1990 of Ireland, the Company's Board of Directors shall state that it recommends that the Company's shareholders approve the Scheme and the Capital Reduction Resolution. The Proxy Statement shall be reviewed and approved by Buyer and Buyer's counsel prior to the mailing of such Proxy Statement to the Company's shareholders, such approval not to be unreasonably withheld or delayed.

    6.3 PREPARATION OF NO ACTION REQUEST OR FORM S-4; BLUE SKY LAWS. As promptly as practicable after the date hereof, Buyer and the Company shall prepare and file with the SEC a "no action" request letter seeking an exemption from the registration requirements of the Securities Act with respect to Buyer Common Stock to be issued in the Acquisition, and any other documents required as mutually agreed by Buyer and Company to be necessary to discharge their respective obligations under United States and Irish securities laws, in connection with the Acquisition and the transactions contemplated hereby. If required, Buyer shall prepare and file with the SEC a registration statement meeting, in all material respects, the requirements of Form S-4 under the Securities Act, in which the Proxy Statement will be included as part of a proxy statement/prospectus (in the form mailed to the Company's shareholders, the "PS/P"). The PS/P shall not include any untrue statement (other than written statements supplied by the Company in writing specifically for inclusion in the PS/P, as to which Buyer shall not be responsible) of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. The written statements supplied by the Company specifically for inclusion in the PS/P shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Buyer and the Company shall use all commercially reasonable efforts to have such Form S-4 declared effective under the Securities Act as promptly as practicable after filing. Buyer shall also take any action required to be taken under any applicable provincial or state securities laws (including United States "Blue Sky" laws) in connection with the issuance of the Buyer Common Stock in the Acquisition; PROVIDED, HOWEVER, that neither Buyer nor the Company shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where any such entity is not now so subject, except as to matters and transactions arising solely from the offer and sale of Buyer Common Stock or the Buyer Options.

    6.4. ADDITIONAL AGREEMENTS, COOPERATION. (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate, subject to compliance with applicable law, with each other in connection with the foregoing, including using commercially reasonable efforts (i) to obtain all necessary waivers, consents and approvals from other parties to loan agreements, material leases and other material contracts, (ii) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any United States federal or state, Irish, Canadian, Australian or other foreign law or regulations, (iii) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby arising out of or related to the Final Court Order referred to in Article V hereof, (v) to effect all necessary registrations and filings and submissions of information requested by Governmental Entities, and (vi) to fulfill all conditions to this Agreement.

    (b) Each of the parties hereto agrees, subject to compliance with applicable law, to furnish to the other party such necessary information and reasonable assistance as such other party may request in connection with its preparation of necessary filings or submissions to any regulatory or governmental agency or authority, including, without limitation, any filing necessary under the provisions of the HSR Act, the Irish Control Act, the Australian Takeovers Act, the Investment Canada Act, the Competition Act (Canada), or any other Irish, United States federal or state, Australian, Canadian federal or provincial, or foreign statute or regulations.

    6.5. PUBLICITY. Except as otherwise required by law or the rules of any applicable securities exchange or the Nasdaq National Market, so long as this Agreement is in effect, Buyer and the Company will not, and will not permit any of their respective affiliates or representatives to, issue or cause the publication of any press release or make any other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Buyer and the Company will cooperate with each other in the development and distribution of all press releases and other public announcements with respect to this Agreement and the transactions contemplated hereby, and will furnish the other with drafts of any such releases and announcements as far in advance as possible.

    6.6. NO SOLICITATION.

    (a) Immediately upon execution of this Agreement, the Company shall (and shall cause its officers, directors, employees, investment bankers, attorneys and other agents to) cease all discussions, negotiations, responses to inquiries (except as set forth in the proviso to this sentence) and other communications relating to any potential business combination with all third parties who, prior to the date hereof, may have expressed or otherwise indicated any interest in pursuing an Acquisition Proposal with the Company; PROVIDED that, if any such inquiries are made after the date hereof, the Company shall respond by stating that it is a party to a binding agreement with Buyer and is prohibited thereby from further responding to such inquiries.

    (b) Prior to termination of this Agreement pursuant to Article VIII hereof, the Company and its Subsidiaries will not, nor shall the Company authorize or permit any officers, directors or employees of, or any investment bankers, attorneys or other agents retained by or acting on behalf of, the Company or any of its Subsidiaries to, (i) initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal that constitutes an Acquisition Proposal (as hereinafter defined), (ii) except as permitted below, engage or participate in negotiations or discussions with, or furnish any information or data to, or take any other action to, facilitate any inquiries or making any proposal by, any third party relating to an Acquisition Proposal, or
(iii) except as permitted below, enter into any agreement with respect to any Acquisition Proposal or approve an Acquisition Proposal. Notwithstanding anything to the contrary contained in this Section 6.6 or in any other provision of this Agreement, prior to the Company Shareholders Meeting, the Company and its Board of Directors (the "COMPANY BOARD") may participate in discussions or negotiations with or furnish information to any third party making an unsolicited Acquisition Proposal (a "POTENTIAL ACQUIROR") or approve or recommend an unsolicited Acquisition Proposal if both (A) a majority of the directors of the Company Board, without including directors who have a financial interest in such Acquisition Proposal or who are or may be considered Affiliates (as defined in Rule 405 under the Securities Act), or "connected persons" (as defined in Section 26 of the Irish Companies Act, 1990), of any person making an Acquisition Proposal ("DISINTERESTED DIRECTORS") determines in good faith, after receiving advice from its financial advisor, that a Potential Acquiror has submitted to the Company an Acquisition Proposal that is a Superior Proposal (as hereinafter defined), and (B) a majority of the disinterested directors of the Company Board determines in good faith, after receiving advice from reputable outside legal counsel experienced in such matters (and the parties hereto agree that the law firms of Hale and Dorr LLP and McCann FitzGerald are so experienced), that the failure to participate in such discussions or negotiations or to furnish such information is inconsistent with the Company Board's fiduciary duties under applicable law. In the event that the Company shall receive any Acquisition Proposal, it shall promptly (and in no event later than 24 hours after receipt thereof) furnish to Buyer the identity of the recipient of such information and of the Potential Acquiror, the terms of such Acquisition Proposal, copies of all such information, and shall further promptly inform Buyer in writing as to the fact such information is to be provided after compliance with the terms of the preceding sentence. Nothing contained herein shall prevent the Company from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal or making any disclosure to the Company's shareholders if, in the good faith judgment of the Company Board, after receiving advice from reputable outside legal counsel experienced in such matters (and the parties hereto agree that the law firms of Hale and Dorr LLP and McCann FitzGerald are so experienced), such disclosure is required by applicable law. Without limiting the foregoing, the Company understands and agrees that any violation of the restrictions set forth in this
Section 6.6(b) shall be deemed to be a breach of this Section 6.6(b) sufficient to enable Buyer to terminate this Agreement pursuant to Section 8.1(d)(i) hereof.

    (c) For the purposes of this Agreement, "ACQUISITION PROPOSAL" shall mean any proposal, whether in writing or otherwise, made by any person other than Buyer and its Subsidiaries to acquire "beneficial ownership" (as defined under Rule 13(d) of the Exchange Act) of 20% or more of the assets of, or 20% or more of the outstanding capital stock of any of the Company or its Subsidiaries pursuant to a merger, consolidation, exchange of shares or other business combination, sale of shares of capital stock, sales of assets, tender offer or exchange offer or similar transaction involving the Company or its Subsidiaries.

    (d) The term "SUPERIOR PROPOSAL" means any BONA FIDEAcquisition Proposal to acquire (including by means of a scheme of arrangement), directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of the Company Ordinary Shares then outstanding or all or substantially all the assets of the Company, and otherwise on terms that a majority of the disinterested directors determines, in good faith, to be more favorable to the Company and its shareholders than the Acquisition (after receiving advice from the Company's independent financial advisor that the Acquisition Proposal is more favorable to the Company's shareholders, from a financial point of view, than the Acquisition) and for which financing, to the extent required, is then committed.

    6.7. ACCESS TO INFORMATION. From the date of this Agreement until the Effective Time, and upon reasonable notice, the Company and Buyer shall each (and shall cause each of their respective Subsidiaries to) afford to the other party and its authorized representatives (including counsel, other consultants, accountants and auditors) such reasonable access during normal business hours to all facilities, personnel and operations and to all books and records of it and its Subsidiaries, as is necessary for such party to be kept reasonably informed with respect to operational and other business matters of the other party, in light of the parties' respective positions in the transaction contemplated hereby, including: (i) permitting the other party to make such inspections as it may reasonably require under such circumstances, and (ii) causing its officers and those of its Subsidiaries to furnish to the other party such financial and operating data and other information with respect to its business and properties as such other party may from time to time reasonably request under the circumstances. During this period, the Company will also confer with Buyer to keep it reasonably informed with respect to operational and other business matters relating to the Company and its Subsidiaries and the status of satisfactions of conditions to the Closing. During this period, each of the Company and Buyer shall furnish promptly to the other a copy of each report, schedule, registration statement and other document filed with, or received by it from, the SEC during such period. All information obtained by one party hereto pursuant to this Section 6.7 shall be kept confidential in accordance with the Confidentiality Agreement, dated March 22, 1999, between Buyer and the Company.

    6.8. NOTIFICATION OF CERTAIN MATTERS. The Company or Buyer, as the case may be, shall promptly notify the other of its obtaining of Knowledge of the institution of any claim, suit, action or proceeding arising out of or related to the Scheme or the transactions contemplated hereby; PROVIDED, HOWEVER, that no such notification shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

    6.9. RESIGNATION OF OFFICERS AND DIRECTORS. At or prior to the Effective Time, the Company shall deliver to Buyer the resignations of such officers and directors of the Company and its Subsidiaries as Buyer shall specify at least ten (10) days prior to the Effective Time, which resignations shall be effective at the Effective Time and shall contain an acknowledgment that the relevant individual has no outstanding claims for compensation for loss of office, redundancy, unfair dismissal or otherwise; PROVIDED that such resignations shall be solely as to offices held, but shall not otherwise affect such person's status as an employee; and PROVIDED FURTHER, that such resignation by Messrs. Kiley and Boyle shall not affect any claims for severance by Messrs. Kiley and Boyle respectively.

    6.10. INDEMNIFICATION.

    (a) As of the date of this Agreement and for a period of six (6) years following the Effective Time, Buyer will indemnify and hold harmless from and against all claims, damages, losses, obligations or liabilities ("LOSSES") any persons who were directors or officers of the Company (including, without limitation, the Director of Investor Relations, and the Vice President and Corporate Counsel of the Company), prior to the Effective Time (the "INDEMNIFIED PERSONS") to the fullest extent such person could have been indemnified for such Losses under applicable law or under the Governing Documents of the Company in effect immediately prior to the date hereof, with respect to any act or failure to act by any such Indemnified Person prior to the Effective Time.

    (b) Any determination required to be made with respect to whether an Indemnified Person's conduct complies with the standards set forth under the Irish law shall be made by independent counsel selected by Buyer and reasonably acceptable to the Indemnified Persons. Buyer shall pay such counsel's fees and expenses (it being agreed that neither the Indemnified Persons nor Buyer shall challenge any such determination by such independent counsel).

    (c) In the event that Buyer or any of its successors or assigns (i) consolidates with or merges into any other person, and Buyer or such successor or assign is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each case, proper provision shall be made so that such person or the continuing or surviving corporation assumes the obligations set forth in this Section 6.10 and none of the actions described in clauses (i) and (ii) above shall be taken until such provision is made.

    (d) Buyer shall maintain in effect for not less than six (6) years from the Effective Time the current policies of directors' and officers' liability insurance maintained by the Company (provided that Buyer may substitute therefor policies of at least comparable coverage containing terms and conditions which are no less advantageous to the Indemnified Parties in all material respects so long as no lapse in coverage occurs as a result of such substitution) with respect to all matters, including the transactions contemplated hereby, occurring prior to, and including the Effective Time; PROVIDED that, in the event that any Claim is asserted or made within such six (6)-year period, such insurance shall be continued in respect of any such Claim until final disposition of any and all such Claims; and PROVIDED, FURTHER, that Buyer shall not be obligated to make annual premium payments for such insurance to the extent such premiums exceed 200% of the premiums paid as of the date hereof by the Company or any Subsidiary for such insurance. In such case, Buyer shall purchase as much coverage as possible for 200% of the premiums paid as of the date hereof for such insurance, which coverage shall be at least as favorable as that provided by Buyer to its directors.

    6.11. SHAREHOLDER LITIGATION. The Company shall give Buyer the reasonable opportunity to participate (but not control) in the defense of any shareholder litigation against or in the name of the Company and/or its respective directors relating to the transactions contemplated by this Agreement.

    6.12. SEVERANCE ARRANGEMENTS.

    (a) Prior to Closing, the Company shall: (i) take all actions necessary to terminate, without liability to the Company or to Buyer, its Executive Retention Plan, and (ii) obtain waivers of any provision of any employment or other Contract to which it is a party (excluding the Kiley Agreement and the Boyle Agreement) which, as a result of the transactions contemplated by this Agreement, gives rise to any right to receive severance or other payments upon termination of employment.

    (b) With respect to those participants of the Company's Executive Retention Plan identified in Schedule 6.12(b) of the Company Disclosure Letter, during the twelve (12) month period commencing at the Effective Time, Buyer shall offer severance arrangements for certain termination events occurring within such twelve (12) month period as further described in EXHIBIT D to this Agreement, in exchange for such participants signing a release in a form acceptable to Buyer.

    6.13. EMPLOYEE BENEFIT PLANS. The Company shall take all action necessary or required to terminate or amend, if requested by Buyer and permitted by law, the Company's United States 401(k) Plan at least three (3) business days before the Effective Time; PROVIDED that, the winding up of such Plan and distribution of amounts to participants thereof shall occur after the Effective Time. Buyer shall provide, during the period commencing at the Effective Time and ending on the first anniversary thereof, to the Employees of the Company and its Subsidiaries who become employees of Buyer as of the Effective Time with a package of benefits under employee benefit plans that are not materially less favorable, in the aggregate, to those employees than the benefits currently provided, in the aggregate, by the Company and its Subsidiaries to those employees; PROVIDED, HOWEVER, that when determining Company benefits under this
Section 6.13, no benefits provided under the Company's ESPP at any time shall be considered.

    6.14. DETERMINATION OF OPTIONHOLDERS. At least five (5) business days before the Effective Time, the Company shall provide Buyer with a true and complete list of (a) the optionholders of the Company, (b) the number of Company Ordinary Shares subject to Company Options held by each such optionholder and
(c) the address of each such optionholder as set forth in the books and records of the Company or any Subsidiary, following upon which there shall be no additional grants of Company Options by the Company without Buyer's prior consent.

    6.15. PREPARATION OF TAX RETURNS. The Company shall provide Buyer with a copy of appropriate workpapers, schedules, drafts and final copies of each foreign and domestic, federal, provincial and state income Tax return or election of the Company (including returns of all Employee Benefit Plans) at least ten (10) days before filing such return or election and shall consult with Buyer with respect thereto prior to such filing.

    6.16. POOLING AFFILIATES.

    (a) Promptly following the date of this Agreement, the Company shall deliver to Buyer a list of names and addresses of those persons who are affiliates within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act or otherwise applicable SEC accounting releases with respect to the Company (the "COMPANY POOLING AFFILIATES"). The Company shall provide Buyer such information and documents as Buyer shall reasonably request for purposes of reviewing such list. The Company shall deliver to Buyer, on or prior to the Closing, an affiliate letter in the form attached hereto as EXHIBIT E, executed by each of the Company Pooling Affiliates identified in the foregoing list. Buyer shall be entitled to place legends as specified in such affiliate letters on the certificates evidencing any of the Buyer Common Stock to be received by such Company Pooling Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Buyer Common Stock, consistent with the terms of such letters.

    (b) Buyer shall procure, on or prior to the Effective Time, an affiliate letter in the form attached hereto as EXHIBIT F, executed by appropriate affiliates of Buyer.

    (c) For so long as resales of shares of Buyer Common Stock issued pursuant to the Acquisition are subject to the resale restrictions set forth in Rule 145 under the Securities Act, Buyer will use good faith efforts to comply with Rule 144(c)(1) under the Securities Act.

    6.17. POOLING ACTIONS. Between the date of this Agreement and the Effective Time, neither Buyer nor its affiliates shall knowingly take any action that would prevent Buyer from accounting for, and each of the parties hereto will take all actions reasonably necessary for Buyer to account for, the business combination to be effected by the Acquisition as a pooling of interests.

    6.18. TAX INCENTIVES AND IDA GRANTS. The Company shall take all actions reasonably necessary, including making all applications, filings or other submissions required by the Company, to maintain the Irish manufacturing tax incentive and the grants from the Industrial Development Agency (Ireland), each of which the Company takes advantage of on the date hereof under the laws of Ireland.

    6.19 COMMISSION FILINGS; COMPLIANCE. The Company and Buyer shall each cause the forms, reports, schedules, statements and other documents required to be filed with the SEC by the Company and Buyer, respectively, between the date of this Agreement and the Effective Time (with respect to either the Company or Buyer, the "NEW SEC REPORTS") to be prepared in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and such New SEC Reports will not at the time they are filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    6.20. LISTING OF ADDITIONAL SHARES. Prior to the Effective Time, Buyer shall file with the Nasdaq National Market a Notification Form for Listing of Additional Shares with respect to the shares of Buyer Common Stock to be issued in the Acquisition.

    6.21 TAX-FREE REORGANIZATION. Buyer and the Company shall each use all commercially reasonable efforts to cause the Acquisition to be treated as a reorganization within the meaning of Section 368(a) of the Code.

                                  ARTICLE VII
                             CONDITIONS TO CLOSING

    7.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE ACQUISITION. The respective obligation of each party to effect the Acquisition is subject to the satisfaction or waiver on or prior to the Effective Date of the following conditions:

    (a) SHAREHOLDER APPROVAL. The Court Meeting Approval referred to in Section
5.1 hereof shall have been obtained and the Capital Reduction Resolution shall have been adopted by the shareholders of the Company at the Extraordinary Meeting.

    (b) NO INJUNCTIONS OR RESTRAINTS. No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "RESTRAINTS") shall be in effect
(i) imposing or seeking to impose material limitations on the ability of Buyer to acquire or hold or to exercise full rights of ownership of any Company Ordinary Shares; (ii) imposing or seeking to impose material limitations on the ability of Buyer and its Affiliates to combine and operate the business and assets of the Company; (iii) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the Acquisition on Buyer or the Company; (iv) requiring or seeking to require divestiture by Buyer of all or any material portion of the business, assets or property of the Company; or (v) preventing the consummation of the Acquisition.

    (c) GOVERNMENTAL ACTION. No action or proceeding shall be instituted by any Governmental Entity seeking to prevent consummation of the Acquisition, asserting the illegality of the Acquisition or this Agreement or seeking material damages directly arising out of the transactions contemplated hereby which continues to be outstanding.

    (d) GOVERNMENTAL CONSENTS. All necessary authorizations, consents, orders or approvals of, or declarations or filings with, or expiration or waiver of waiting periods imposed by, any Governmental Entity of any applicable jurisdiction required for the consummation of the transactions contemplated by this Agreement shall have been filed, expired or obtained which the failure to obtain, make or occur would have the effect of making the Scheme or this Agreement or any of the transactions contemplated thereby or hereby illegal or which individually or in the aggregate would have a Buyer Material Adverse Effect (assuming the Scheme had become effective), including, but not limited to:

        (i) the expiration or termination of the applicable waiting period, or any extensions thereof, pursuant to the HSR Act;

        (ii) the sanctioning of the Scheme by the High Court in the form attached hereto as Exhibit A or in such other form as may be mutually acceptable to Buyer and the Company;

       (iii) (A) the Minister for Enterprise, Trade and Employment (the "MINISTER") stating in writing that he does not intend to make an order under section 9 of the Irish Control Act in relation to the Acquisition; or
    (B) (if no Order under that section is made and the Minister does not state in writing that he does not intend to make such an Order), the relevant period within the meaning of Section 6 of the Irish Control Act elapsing;

        (iv) (A) the Australian Treasurer stating in writing that the Commonwealth Government of Australia has no objection to the Acquisition under the Australian Takeovers Act; or (B) (if no Order under the Australian Takeovers Act (including an interim Order under Section 22 thereof) is made (or if an interim Order is made but a final order is not made)), the relevant period provided under the Australian Takeovers Act elapsing; and

        (v) The Commissioner of Competition appointed under the Competition Act (Canada) shall have issued an Advance Ruling Certificate pursuant to Section 102 of the Competition Act (Canada) with respect to the Acquisition or the applicable waiting period or periods under Part IX of the Competition Act (Canada) shall have expired and the Commissioner of Competition shall have advised the parties that he does not intend to oppose the Acquisition and shall not have made or threatened to make an application under Part VIII of the Competition Act (Canada) in respect of the Acquisition.

    7.2. CONDITIONS TO OBLIGATIONS OF BUYER. The obligation of Buyer to effect the Acquisition is further subject to satisfaction or waiver of the following conditions:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth herein shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "MATERIALITY" or "MATERIAL ADVERSE EFFECT" set forth therein) does not have, and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Date.

        (c) NO MATERIAL ADVERSE EFFECT. Since the date of this Agreement, there has not been a Company Material Adverse Effect, nor has there been any change, event or condition that, with the passage of time, would reasonably be expected to result in a Company Material Adverse Effect.

        (d) DELIVERY OF CLOSING DOCUMENTS. At or prior to the Effective Time, the Company shall have delivered to Buyer all of the following:

        (i) a certificate of the President and the Chief Financial Officer of the Company, dated as of the Effective Date, stating that the conditions precedent set forth in Sections 7.2(a), (b) and (c) hereof have been satisfied; and

        (ii) a copy, dated as of a date not more than five business days, or such other recent practicable date, in advance of the Effective Date, of the Articles and Memorandum of Association of the Company, certified by the secretary of the Company.

        (e) DIRECTOR AND OFFICER RESIGNATIONS. Buyer shall have received the resignation of the directors and officers of the Company and its Subsidiaries as are set forth in Section 6.9 hereof.

        (f) KEY EMPLOYEE AGREEMENTS. The persons identified in Section 7.2(f) of the Company Disclosure Letter shall have entered into employment agreements with Buyer.

        (g) POOLING LETTERS. Buyer and the Company shall have received the letters described in the third Recital to this Agreement from PricewaterhouseCoopers and Arthur Andersen LLP and such letters shall not have been withdrawn, modified or qualified in any material respect as of the Effective Time, as certified by PricewaterhouseCoopers and Arthur Andersen LLP, respectively, in a writing addressed to their respective addressees and dated as of the Effective Date.

        (h) COMPANY AFFILIATE LETTERS. Buyer shall have received all of the letters described in Section 6.16(a) hereof executed by each of the Company Pooling Affiliates.

        (i) SUBSIDIARY SHARES. Any outstanding minority ownership interests in the Company's Subsidiaries shall be transferred to the Company, effective as of the Effective Time, for no consideration, resulting in 100% ownership and control of each of the Company's Subsidiaries by the Company.

        (j) RESTRICTED STOCK ROLLOVER AGREEMENT. John J. Boyle III shall have entered into the Restricted Stock Rollover Agreement, substantially in the form attached hereto as EXHIBIT C, which agreement shall be in full force and effect as of the Effective Time.

        (k) RETENTION PLAN. The Company's Executive Retention Plan shall have been terminated with no liability to the Company or to Buyer.

    7.3. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the Acquisition is further subject to satisfaction or waiver of the following conditions:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer set forth herein shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "MATERIALITY" or "MATERIAL ADVERSE EFFECT" set forth therein) does not have, and would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

        (b) PERFORMANCE OF OBLIGATIONS OF BUYER. Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Date.

        (c) DELIVERY OF CLOSING DOCUMENTS. At or prior to the Effective Time, the Buyer shall have delivered to the Company a certificate of the President and the Chief Financial Officer of Buyer, dated as of the Effective Date, stating that the conditions precedent set forth in Sections 7.3(a) and (b) hereof have been satisfied.

        (d) TAX OPINION. The Company shall have received the opinion of Hale and Dorr LLP, counsel to the Company, to the effect that the Acquisition will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly, solely for U.S. federal tax purposes; PROVIDED that, if Hale and Dorr LLP does not render such opinion, this condition shall nonetheless be deemed satisfied if Dorsey & Whitney LLP renders such opinion to the Company (it being agreed that Buyer and the Company shall each provide reasonable cooperation, including making reasonable representations, to Hale and Dorr LLP or Dorsey & Whitney LLP, as the case may be, to enable them to render such opinion).

                                  ARTICLE VIII
                                  TERMINATION

    8.1. TERMINATION. This Agreement may be terminated and the Scheme abandoned at any time prior to the Effective Time, whether before or after approval of the Scheme by the Company's shareholders or sanction of the Scheme by the High
Court:

    (a) by mutual written consent of the Company and Buyer;

    (b) by either the Company or Buyer;

    (i) if the Acquisition shall not have been completed by December 31, 1999 (unless Buyer is required to file a registration statement on Form S-4 with the SEC, in which case, such date shall be January 31, 2000); PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Acquisition to be consummated by such time;

    (ii) if Court Meeting Approval shall not have been obtained or the Capital Reduction Resolution shall not have been adopted at the Extraordinary Meeting or at any adjournment or postponement thereof;

    (iii) if any Restraint having any of the effects set forth in Section 7.1(b) or (c) hereof shall be in effect and shall have become final and nonappealable; or

    (iv) if the Company enters into a merger, acquisition or other agreement (including an agreement in principle) or understanding to effect a Superior Proposal or the Board of Directors of the Company or a committee thereof resolves to do so; PROVIDED, HOWEVER, that the Company may not terminate this Agreement pursuant to this Section 8.1(iv) unless (a) the Company has delivered to Buyer a written notice of the Company's intent to enter into such an agreement to effect such Acquisition Proposal, which notice shall include, without limitation, the material terms and conditions of the Acquisition Proposal and the identity of the Person making the Acquisition Proposal, and (b) three business days have elapsed following delivery to Buyer of such written notice by the Company during which time, Buyer may propose amendments to the terms of this Agreement to be at least as favorable as such Acquisition Proposal; PROVIDED, FURTHER, that the Company may not terminate this Agreement pursuant to this Section 8.1(iv) unless, at the end of such three-business-day period, the Board of Directors of the Company continues reasonably to believe that the Acquisition Proposal constitutes a Superior Proposal.

    (c) by the Company, if Buyer shall have breached any of its representations and warranties contained in Article IV hereof which breach has or is reasonably likely to have a Buyer Material Adverse Effect or Buyer shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, in each case, which breach or failure to perform has not been cured by Buyer within thirty (30) days following receipt of notice thereof from the Company; or

    (d) by Buyer:

    (i) if the Company shall have breached any of its representations and warranties contained in Article III hereof which breach has or is reasonably likely to have a Company Material Adverse Effect or the Company shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, in each case, which breach or failure to perform has not been cured by the Company within thirty (30) days following receipt of notice thereof from Buyer;

    (ii) if (a) the Board of Directors of the Company or any committee thereof shall have withdrawn or modified in a manner adverse to Buyer its approval or recommendation of the Scheme, the Capital Reduction Resolution or this Agreement, or approved or recommended an Acquisition Proposal (including a Superior Proposal), or (b) the Board of Directors of the Company or any committee thereof shall have resolved to take any of the foregoing actions; or

    (iii) at any time after 6:00 a.m. Minneapolis time on June 21, 1999, if the Company Option Agreement shall not have been executed and delivered by the Company to Buyer prior to such termination.

    8.2. EFFECT OF TERMINATION. The termination of this Agreement pursuant to the terms of Section 8.1 hereof shall become effective upon delivery to the other party of written notice thereof. In the event of the termination of this Agreement pursuant to the foregoing provisions of this Article VIII, this Agreement shall become void and have no effect, with no liability on the part of either party (except as provided in Section 8.3 hereof) or its shareholders or directors or officers in respect thereof, EXCEPT for agreements which survive the termination of this Agreement, EXCEPT for liability that Buyer or the Company might have to the other party arising from a breach of this Agreement due to termination of this Agreement in accordance with Sections 8.1(c) or 8.1(d); or due to the fraudulent or willful misconduct of such party, and EXCEPT that any termination shall not affect the Company Option Agreement.

    8.3. FEES AND EXPENSES.

    (a) Except as provided in this Section 8.3, whether or not the Acquisition is completed, the Company, on the one hand, and Buyer, on the other, shall bear their respective expenses incurred in connection with this Agreement, and the Scheme and the other transactions contemplated hereby, including, without limitation, the preparation, execution and performance of this Agreement, the Scheme and the transactions contemplated hereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants, and the costs and expenses incurred in connection with (i) the filings with the High Court and the filing and registration of the Final Court Order with the Registrar of Companies in Dublin, Ireland, (ii) any filings under the Irish Control Act, and (iii) any filings of the premerger notification and report forms under the HSR Act.

    (b) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated (x) by the Company or Buyer pursuant to Section 8.1(b)(ii) and if, after the date hereof and prior to the termination date, an Acquisition Proposal occurs, or (y) by Buyer pursuant to Section 8.1(b)(iv), 8.1(d)(i) or 8.1(d)(ii) hereof then, in each case, the Company shall (without prejudice to any other rights Buyer may have against the Company for breach of this Agreement), reimburse Buyer upon demand for all out-of-pocket fees and expenses incurred or paid by or on behalf of Buyer or any Affiliate of Buyer in connection with this Agreement, the Scheme and transactions contemplated herein, including all fees and expenses of counsel, investment banking firms, accountants and consultants, up to a maximum aggregate amount of $1,500,000.

    (c) Notwithstanding any other provision in this Agreement to the contrary, if (x) this Agreement is terminated by the Company or Buyer at a time when Buyer is entitled to terminate this Agreement pursuant to Section 8.1(b)(ii) or 8.1(d)(i) (other than due to a breach of Section 6.6(b) hereof) and, concurrently with or (1) within nine months after such a termination, (A) the Company shall enter into an agreement, arrangement or binding understanding with respect to an Acquisition Proposal (which shall include, for this purpose, the commencement by a third party of a tender offer or exchange offer or similar transaction other than a Hostile Tender Offer (as defined below) directly with the Company's shareholders) (collectively, a "Third Party Deal") with a third party which made an Acquisition Proposal at or prior to the time of such termination, or (B) a tender offer or exchange offer or similar transaction directly with the Company's shareholders for the acquisition of a majority of the outstanding Ordinary Shares (or ADRs representing such majority) which has been unilaterally commenced by a third party (a "Hostile Tender") which made an Acquisition Proposal at or prior to the time of such termination shall have become unconditional or irrevocable, or (2) within six months after such a termination, if a third party made an Acquisition Proposal at or prior to the time of such termination, and either (A) the Company shall enter into a Third Party Deal with any other third party, or (B) a Hostile Tender commenced by any other third party shall have become unconditional or irrevocable, or (y) this Agreement is terminated pursuant to Section 8.1(d)(i) (if such termination results from a breach of Section 6.6(b) hereof), or Section

8.1(b)(iv) or 8.1(d)(ii), then, in each case, the Company shall (in addition to any obligation under Section 8.3(b) hereof and without prejudice to any other rights that Buyer may have against the Company for a breach of this Agreement) pay to Buyer U.S. $21,000,000 (the "TERMINATION FEE") in cash, such payment to be made promptly, but in no event later than the second business day following, in the case of clause (x), the later to occur of such termination and the entry into of such Third Party Deal, or, in the case of clause (y), such termination.

    (d) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated by the Company pursuant to Section 8.1(c) hereof, then Buyer shall (without prejudice to any other rights the Company may have against Buyer for breach of this Agreement), reimburse the Company upon demand for all out-of-pocket fees and expenses incurred or paid by or on behalf of the Company or any Affiliate of the Company in connection with this Agreement and the transactions contemplated herein, including all fees and expenses of counsel, investment banking firms, accountants and consultants, up to a maximum aggregate amount of $1,500,000.

    (e) The parties acknowledge that the agreements contained in Sections 8.3(b), (c) and (d) hereof are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Buyer, on the one hand, and the Company, on the other, would not enter into this Agreement. Accordingly, if the Company fails promptly to pay the amounts due pursuant to Sections 8.3(b) and (c) hereof, or if Buyer fails promptly to pay the amounts due pursuant to
Section 8.3(d) hereof, (i) the party failing to so pay shall pay interest on such amounts at the prime rate announced by U.S. Bank National Association, Minneapolis office, in effect on the date the Termination Fee (or fees and expenses) were required to be made, and (ii) if in order to obtain such payment a party commences a suit or takes other action which results in a judgment or other binding determination against the Company for the fees and expenses in Sections 8.3(b) or 8.3(d) hereof or the Termination Fee, the nonpaying party shall also pay to the party entitled to receive payment thereunder (as the case may be) its costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest payable under the preceding clause (i).

                                   ARTICLE IX
                                 MISCELLANEOUS

    9.1. NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

    9.2. CLOSING AND WAIVER.

    (a) Unless this Agreement shall have been terminated in accordance with the provisions of Section 8.1 hereof, a closing (the "CLOSING" and the date and time thereof being the "CLOSING DATE") will be held as soon as practicable on a date agreed upon by the parties hereto after the conditions set forth in Sections 7.1, 7.2 and 7.3 hereof shall have been satisfied or waived. The Closing will be held at the offices of Dorsey & Whitney LLP in Minneapolis, Minnesota or at such other place as the parties may agree.

    (b) At any time prior to the Effective Date, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing duly authorized by and signed on behalf of such party.

    9.3. NOTICES.

    (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person or mailed by first class mail and airmail, if overseas (registered or return receipt requested), facsimile (with receipt electronically acknowledged) or overnight air courier guaranteeing next day delivery, to such other party's address.

    If to Buyer:

           ADC Telecommunications, Inc.
           12501 Whitewater Drive
           Minnetonka, Minnesota 55343
           Facsimile: (612) 946-3209
           Attention: William J. Cadogan and Jeffrey D. Pflaum

    with a copy to:

           Dorsey & Whitney LLP
           220 South Sixth Street
           Minneapolis, Minnesota 55402
           Facsimile No.: (612) 340-8738
           Attention: Robert A. Rosenbaum, Esq.

    A&L Goodbody

           1 Earlsfort Centre, Hatch Street
           Dublin 2, Ireland
           Facsimile No: (011) 353-1-6613278
           Attention: Michael Greene

    If to the Company:

           Saville Systems PLC
           One Van de Graaff Drive
           Burlington, Massachusetts 01803
           Facsimile: (781) 270-6503
           Attention: Michael Cayer, Esq.

    with copies to:

           Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109
           Facsimile No.: (617) 526-5000
           Attention: Thomas L. Barrette, Jr., Esq.

           McCann FitzGerald
           2 Harbourmaster Place
           Custom House Dock
           Dublin 1, Ireland
           Facsimile No.: (011) 353-1-8290010
           Attention: Richard Rice

    (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; seven (7) business days after being deposited in the mail, if mailed; when sent, if sent by facsimile; and two (2) business days after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

    9.4. COUNTERPARTS. This Agreement may be executed via facsimile in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    9.5. INTERPRETATION. The language used in this Agreement and the other agreements contemplated hereby shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of articles and sections herein are for convenience of reference, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. As used in this Agreement, "PERSON" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity; "KNOWLEDGE" means the actual knowledge of a director or any executive officer of the applicable party or any of its Subsidiaries, as such knowledge has been obtained in the normal conduct of the business and including such knowledge as a reasonably prudent person in such position would have obtained upon the exercise of reasonable diligence; and all amounts shall be deemed to be stated in U.S. dollars, unless specifically referenced otherwise.

    9.6. AMENDMENT. This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Scheme by the shareholders of the Company; PROVIDED, HOWEVER, that after any such approval, there shall not be made any amendment that by law requires further approval by such shareholders or the High Court without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

    9.7. NO THIRD PARTY BENEFICIARIES.  Except for the provisions of Section
6.10 and 6.12(b) hereof (which is intended to be for the benefit of the persons referred to therein, and may be enforced by such persons) nothing in this Agreement shall confer any rights upon any person or entity which is not a party or permitted assignee of a party to this Agreement.

    9.8. GOVERNING LAW. Except to the extent that the laws of Ireland are mandatorily applicable to the Scheme, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located in Ireland in connection with any matter based upon or arising out of the Scheme. Each of the parties hereto irrevocably consents to the jurisdiction of any federal or state court in the States of Minnesota and Massachusetts in connection with any other matter based upon or arising out of this Agreement or the matters contemplated herein. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of Minnesota or State of Massachusetts for such Persons, and hereby waives (and covenants not to assert or plead) any objection which they might otherwise have to such jurisdiction and such process.

    9.9. ENTIRE AGREEMENT. This Agreement (together with the Exhibits and the Company Disclosure Letter, and the other documents delivered pursuant hereto or contemplated hereby) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, in each case other than the Company Option Agreement and the Confidentiality Agreement.

    9.10. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                                   * * * * *

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first above written.

                                ADC TELECOMMUNICATIONS, INC.

                                By:            /s/ WILLIAM J. CADOGAN
                                     -----------------------------------------
                                            Its: CHIEF EXECUTIVE OFFICER
                                SAVILLE SYSTEMS PLC

                                By:            /s/ JOHN J. BOYLE III
                                     -----------------------------------------
                                            Its: CHIEF EXECUTIVE OFFICER

                                FIRST AMENDMENT
                                       TO
                                   AGREEMENT

    This First Amendment (this "First Amendment"), dated as of this 30th day of June, 1999, amends that certain Agreement dated as of June 19, 1999, by and among ADC Telecommunications, Inc. ("ADC") and Saville Systems PLC ("Saville") (the "Agreement"), which Agreement provides for the acquisition of Saville by ADC in accordance with the terms and conditions set forth therein.

    WHEREAS, for the avoidance of doubt, the parties desire to amend the Agreement to clarify an agreed conditions thereof and to confirm the parties' understandings with respect to the matter set forth in this First Amendment; and

    WHEREAS, this First Amendment is being made by the parties in furtherance of their mutual desire to consummate the transactions contemplated by the Agreement.

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    1. Section 7.2(g) of the Agreement is hereby amended in its entirety to read as follows:

    "(g) POOLING LETTERS. Buyer and the Company shall have received the letters described in the third Recital to this Agreement from Pricewaterhouse Coopers LLP and Arthur Andersen LLP and such letters shall not have been withdrawn, modified or qualified in any material respect as of the Effective Time, as certified by Pricewaterhouse Coopers LLP and Arthur Andersen LLP, respectively, in a writing addressed to their respective addresses and dated as of the Effective Date, and Buyer shall have received the letter of Arthur Andersen LLP, addressed to Buyer and dated as of the Effective Date, stating that, in reliance on the letter and the certificate of Pricewaterhouse Coopers LLP described in this paragraph (g) and based on its familiarity with Buyer, the Acquisition will qualify as a pooling-of-interests transaction under Opinion 16."

    2. Any capitalized term used herein and not otherwise defined herein shall have the meaning given to such term in the Agreement.

    3. This First Amendment constitutes an amendment of the Agreement in conformity with and pursuant to the terms of Section 9.6 of the Agreement. Except as expressly amended herein, all terms set forth in the Agreement shall continue in full force and effect.

    4. The operative terms of this First Amendment may be inserted into a First Amended and Restated Agreement by the parties and shall have a date as of the day and year first set forth herein.

    5. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this First Amendment and the performance of the obligations imposed by this First Amendment.

    IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

ADC TELECOMMUNICATIONS, INC.                        SAVILLE SYSTEMS PLC

                     /s/ ROBERT E. SWITZ                                  /s/ JOHN J. BOYLE
           --------------------------------------              --------------------------------------
                       Robert E. Switz                                      John J. Boyle
                    SENIOR VICE PRESIDENT                              CHIEF EXECUTIVE OFFICER
By                                                  By

                                                                         ANNEX B

                             SCHEME OF ARRANGEMENT
                                 THE HIGH COURT


                                                                1999 No. 143 COS


            IN THE MATTER OF SAVILLE SYSTEMS PUBLIC LIMITED COMPANY

                                      and

                    IN THE MATTER OF THE COMPANIES ACT, 1963

                            ------------------------

                             SCHEME OF ARRANGEMENT
                 (under Section 201 of the Companies Act, 1963)

                                    between

                     SAVILLE SYSTEMS PUBLIC LIMITED COMPANY
                                      AND
                          THE HOLDERS OF SCHEME SHARES
                            (AS HEREINAFTER DEFINED)
                                  PRELIMINARY

(A) In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:


"$"...............  United States dollars
"IRL".............  Irish pounds
"ADC".............  ADC Telecommunications, Inc., a corporation formed on 6 November 1953 under the laws of the State of Minnesota
"ADC COMMON
  STOCK"..........  shares of common stock, par value $0.20, in the capital of ADC
"BUSINESS DAY"....  a day (other than a Saturday or Sunday) on which banks are open for business in Dublin, Minneapolis and New York
"COURT"...........  the High Court of Ireland
"EFFECTIVE
  DATE"...........  the date on which the Scheme becomes effective in accordance with its terms
"EFFECTIVE
  TIME"...........  the time on the Effective Date at which the Scheme becomes effective in accordance with its terms
"HEARING DATE"....  the date on which the Order is made
"HOLDER"..........  a registered holder and includes any person(s) entitled by transmission
"ORDER"...........  the order of the Court sanctioning the Scheme under section 201 of the
                    Companies Act, 1963
"RELEVANT
  HOLDERS"........  holders of Scheme Shares whose names appear in the register of members of Saville at the Scheme Record Time
"SAVILLE".........  Saville Systems Public Limited Company, a public limited company incorporated in Ireland on June 23, 1993 under the Companies Acts, 1963 to 1990, with registered number 204196
"SAVILLE DEFERRED
  SHARES".........  deferred shares of IRL1 each in the capital of Saville
"SAVILLE ORDINARY
  SHARES".........  ordinary shares of $0.0025 each in the capital of Saville
"SCHEME"..........  this Scheme in its present form or with or subject to any modification, addition or condition approved by the Court
"SCHEME DEFERRED
  SHARES".........  Saville deferred shares which constitute Scheme Shares
"SCHEME ORDINARY
  MEETING"........  the meeting of holders of Saville ordinary shares convened by direction of the Court pursuant to Section 201 of the Companies Act, 1963
"SCHEME ORDINARY
  SHARES".........  Saville ordinary shares which constitute Scheme Shares
"SCHEME RECORD
  TIME"...........  5:00 p.m. on the business day immediately preceding the Effective Date
"SCHEME SHARES"...  (i) the Saville ordinary shares and the Saville deferred shares in issue at the
                    date of this document; and

                    (ii) any Saville ordinary shares issued after the date of this document and prior to the commencement of the Scheme Ordinary Meeting or issued after the commencement of that meeting and prior to 5:00 p.m. on the day before the Hearing Date



    (B) The authorized share capital of Saville is $187,500 and IRL30,000 divided into 75,000,000 Saville ordinary shares and 30,000 Saville deferred shares of which, as at close of business on July 20, 1999 (the last practicable date before publication of this document), 39,213,951 Saville ordinary shares and 30,000 Saville deferred shares had been issued and were fully paid or credited as fully paid and the remainder of Saville ordinary shares were unissued.



    (C) The authorized capital stock of ADC consists of 310,000,000 shares, divided into 300,000,000 shares of ADC common stock and 10,000,000 shares of preferred stock, no par value, of which, as at close of business on July 20, 1999 (the last practicable date before publication of this document), 135,768,532 shares of ADC common stock and no shares of preferred stock were issued and outstanding.


    (D) ADC is the holder of no Saville ordinary shares and no Saville deferred shares.

    (E) ADC has agreed to appear by counsel on the hearing of the petition to sanction this Scheme and to undertake to the Court that, subject to the Scheme becoming effective as described in Clause 4(A) hereof, it will be bound thereby and it will execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to the Scheme.


    (F) Lawrence Barker, John J. Boyle III, Michael Durance, Susan Ernst, Eric Fredine, Christopher Hanson and Robin Winn (the "Excluded Officers"), being officers of Saville, have beneficial interests in 493, 44,234, 2,659, 282, 275, 8,849 and 408 Saville ordinary shares respectively; and each of the Excluded Officers has agreed to procure that the voting rights attaching to the Saville ordinary shares in which he or she has an interest will not be exercised at the Scheme Ordinary Meeting and that such shares shall not be represented at that meeting and has further agreed in respect of those shares that, subject to the Scheme becoming effective as described in Clause 4(A), he or she will be bound by the Scheme and he or she will execute and do or procure to be executed and done all such documents, acts and things as may be necessary to be executed or done by him or her for the purpose of giving effect to the Scheme.



    (G) John J. Boyle, III, being an officer of Saville, is the owner of 160 Saville deferred shares and has agreed in respect of those shares that, subject to the Scheme becoming effective as described in Clause 4(A), he will be bound by the Scheme and he will execute and do or procure to be executed and done all such documents, acts and things as may be necessary to be executed or done by him for the purpose of giving effect to the Scheme.


THE SCHEME

1.  CANCELLATION OF SCHEME SHARES

    (A) At the Effective Time, the share capital of Saville shall be reduced by the cancellation of the Scheme Shares and the holders of the Scheme Shares shall be allotted shares of ADC common stock in accordance with Clause 2(A).

    (B) Forthwith and contingently upon the reduction of capital referred to in sub-clause (A) taking effect:


        (i) the share capital of Saville shall be increased by $98,034.8775 and IRL30,000 by the creation of 39,213,951 new Saville ordinary shares and 30,000 new Saville deferred shares (together, the "New Shares"), such New Shares to confer the same respective rights and be subject to the same respective restrictions as the Scheme Shares of the same class; and


        (ii) Saville shall apply the requisite amount of the reserve arising as a result of such reduction of capital in paying up in full the New Shares created pursuant to Clause 1(B)(i), which shall be allotted and issued, and credited as fully paid, to ADC and/or its nominee(s).

2.  CONSIDERATION FOR THE CANCELLATION OF SCHEME SHARES


    (A) In consideration for the cancellation of the Scheme Shares, ADC shall, subject to Clause 4(C):


        (i) allot and issue new shares of ADC common stock credited as fully paid to and amongst the Relevant Holders of Scheme ordinary shares on the following basis (the "Ordinary Allotment Ratio"):

        for each Scheme Ordinary Share 0.358 of one share of ADC common stock;
    and

        (ii) allot and issue new shares of ADC common stock credited as fully paid to and amongst the Relevant Holders of Scheme deferred shares on the following basis (the "Deferred Allotment Ratio"):

        for each Scheme Deferred Share 0.027 of one share of ADC common stock;

           PROVIDED that no fractional shares of ADC common stock shall be issued to any such Relevant Holder of Scheme Shares and if, but for this provision, any such Relevant Holder would be entitled to a fractional share of ADC common stock, such fractional share of ADC common stock shall be rounded up to the next whole share of ADC common stock which shall be allotted and issued to such Relevant Holder.

    (B) If, between June 19, 1999 and the Effective Time, Saville ordinary shares shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, division, subdivision or cancellation (other than the cancellation contemplated by Clause 1) or if a share dividend thereon shall be declared with a record date within such period (an "Ordinary Share Adjustment"), then the Ordinary Allotment Ratio shall be adjusted appropriately so as to maintain the proportional interests of the holders of Scheme ordinary shares in the outstanding shares of ADC common stock in effect immediately prior to the Ordinary Share Adjustment.

    (C) If, between June 19, 1999 and the Effective Time, Saville deferred shares shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, division, subdivision or cancellation (other than the cancellation contemplated by Clause 1), or if a share dividend thereon shall be declared with a record date within such period (a "Deferred Share Adjustment"), then the Deferred Allotment Ratio shall be adjusted appropriately so as to maintain the proportional interests of the holders of Scheme deferred shares in the outstanding shares of ADC common stock in effect immediately prior to the Deferred Share Adjustment.

    (D) If, between June 19, 1999 and the Effective Time, shares of ADC common stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, or if a cash dividend thereon of more than $1.00 per share of ADC common stock shall be declared with a record date within such period (a "common stock Adjustment"), then each of the Ordinary Allotment Ratio and the Deferred Allotment Ratio shall be adjusted appropriately so as to maintain the respective proportional interests of the holders of Scheme Shares in the outstanding ADC common stock in effect immediately prior to the common stock Adjustment.

3.  ALLOTMENT AND ISSUE OF SHARES OF ADC COMMON STOCK

    (A) The shares of ADC common stock to be issued pursuant to Clause 2 shall rank PARI PASSU in all respects with all other shares of ADC common stock in issue on the Effective Date and shall rank for all dividends or distributions made, paid or declared on shares of ADC common stock following the Effective Date.

    (B) ADC shall issue to each Relevant Holder one or more certificates representing the shares of ADC common stock to be issued to such Relevant Holder pursuant to Clause 2 only upon surrender to ADC by such Relevant Holder of his or her certificates for Scheme Shares.

    (C) No dividends or other distributions declared or made with respect to ADC common stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate with respect to the shares of ADC common stock represented thereby until the holder of such certificate shall surrender such certificate. Subject to the effect of attachment, tax or other applicable laws, following surrender of any such certificate, there shall be paid to the holder, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the whole shares of ADC common stock which the holder was allotted pursuant to Clause 2, and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to the whole shares of ADC common stock which the holder was allotted pursuant to Clause 2.

    (D) If any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact, in form and substance acceptable to ADC, by the person claiming such certificate to be lost, stolen or destroyed, and complying with such other conditions as ADC may reasonably impose (including the posting of an indemnity bond or other surety in favor of ADC with respect to the certificate alleged to be lost, stolen or destroyed), ADC will deliver to such person the number of shares of ADC common stock to which that person is entitled pursuant to Clause 2.

    (E) All deliveries of notices, documents of title and cheques required to be made by this Scheme shall be effected by posting the same in prepaid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the relevant register of members (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the said register of members in respect of the joint holding) immediately prior to the date of their despatch or to such other addresses (if any) as such persons may respectively direct in writing.

    (F) Neither Saville nor ADC shall be responsible for any loss or delay in the transmission of the documents of title or cheques posted in accordance with Clause 3(E), which shall be posted at the risk of the addressee.


    (G) As from the Effective Time, all certificates representing holdings of Scheme Shares shall cease to be valid for any purpose and each holder of Scheme Shares shall be bound on the request of Saville or ADC to deliver up to Saville or ADC, or to any person appointed by Saville or ADC to receive the same, for cancellation the certificate(s) for his/her Scheme Shares.


    (H) All shares of ADC common stock issued upon cancellation of the Scheme Shares in accordance with Clause 2 (including any cash paid pursuant to Clause 3(C)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such Scheme Shares.

    (I) Neither ADC nor Saville shall be liable to any holder of Scheme Shares for any such shares of ADC common stock (or dividends or distributions with respect to such shares) or cash delivered to a public official in compliance with any law permitting attachment of money or property or similar law.

4.  OPERATION OF THIS SCHEME

    (A) This Scheme shall become effective as soon as an office copy of the Order shall have been duly delivered by Saville to the Registrar of Companies for registration and an office copy of the order of the Court under section 74 of the Companies Act, 1963 confirming the reduction of capital provided for by this Scheme and a copy of the minute required by section 75 of that Act shall have been duly delivered by Saville to the Registrar of Companies for registration and registered by him, all of which deliveries shall be subject to Clause 4(C).


    (B) Unless this Scheme shall become effective on or before December 31, 1999 or such later date, if any, as Saville and ADC may agree and the Court may allow, this Scheme shall never become effective.


    (C) Saville and ADC have agreed that in certain circumstances the necessary action to seek sanction of the Scheme or to make the Scheme effective may not be taken.

    (D) Saville and ADC may, but neither shall be required to, jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may approve.

5.  COSTS

       Saville is authorized and permitted to pay all the costs and expenses relating to the negotiation, preparation and implementation of this Scheme.


July 30, 1999

                                                                         ANNEX C

                           OPINION OF MORGAN STANLEY

June 18, 1999
Board of Directors
Saville Systems PLC
One Van de Graff DriveBurlington, MA 01803
Members of the Board:

We understand that Saville Systems PLC ("Saville" or the "Company") and ADC Telecommunications, Inc. ("ADC") propose to enter into an agreement, substantially in the form of the draft dated as of June 17, 1999 (the "Agreement"), which provides, among other things, for a scheme of arrangement (the "Scheme") in which all of the issued and outstanding ordinary shares, nominal value $0.0025 per share (the "Saville ordinary shares"), of the Company other than shares held by ADC or any subsidiary of ADC shall be canceled and the holders thereof shall be allotted 0.358 (the "Ordinary Allotment Ratio") shares of common stock, par value $0.20 per share, of ADC (the "ADC common stock") per Saville Ordinary Share. The terms and conditions of the Scheme are more fully set forth in the Agreement.

You have asked for our opinion as to whether the Ordinary Allotment Ratio pursuant to the Agreement is fair from a financial point of view to the holders of the Saville ordinary shares.

For purposes of the opinion set forth herein, we have, among other things:

    (i) reviewed certain publicly available financial statements and other business and financial information of Saville and ADC, respectively;

    (ii) reviewed certain internal financial statements and other financial and operating data concerning Saville and ADC prepared by the managements of Saville and ADC, respectively;

   (iii) discussed certain financial projections prepared by the managements of Saville and ADC, respectively;

    (iv) discussed the past and current operations and financial condition and the prospects of Saville, including information relating to certain strategic, financial and operational benefits anticipated from the Scheme, with senior executives of Saville;

    (v) discussed the past and current operations and financial condition and the prospects of ADC with senior executives of ADC;

    (vi) reviewed the pro forma impact of the Scheme on ADC's earnings per share and other financial ratios;

   (vii) reviewed the reported prices and trading activity for the American Depositary Receipts of Saville (the "Saville ADRs") representing American Depositary Shares of Saville, each representing one Saville Ordinary Share and the ADC common stock;

  (viii) discussed with the senior managements of Saville and ADC certain research analyst projections for Saville and ADC, respectively;

    (ix) compared the financial performance of Saville and ADC and the prices and trading activity of the Saville ADRs and the ADC common stock with that of certain other publicly-traded companies and their securities;

    (x) reviewed the financial terms, to the extent publicly available, of certain acquisition transactions deemed relevant;

    (xi) participated in discussions and negotiations among representatives of Saville and ADC and their financial and legal advisors;

   (xii) reviewed the Agreement and certain related documents; and

  (xiii) considered such other factors as Morgan Stanley deemed appropriate.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the internal financial statements and other financial and operating data and discussions relating to strategic, financial and operational benefits anticipated from the Scheme provided by Saville and ADC, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of the prospects of Saville and ADC, respectively. We have relied upon the assessment by the managements of Saville and ADC of their ability to retain key employees of Saville. We have also relied upon, without independent verification, the assessment by the managements of Saville and ADC of (i) the strategic and other benefits expected to result from the Scheme, (ii) Saville's and ADC's technologies and products,
(iii) the timing and risks associated with the integration of Saville with ADC, and (iv) the validity of, and risks associated with, Saville's and ADC's existing and future products and technologies. We have not made any independent valuation or appraisal of the assets or liabilities or technology of Saville or ADC, nor have we been furnished with any such appraisals. In addition, we have assumed that the Scheme will be accounted for as a "pooling-of-interests" business combination in accordance with U.S. generally accepted accounting principles and the Scheme will be treated as a tax-free reorganization and/or exchange pursuant to the Internal Revenue Code of 1986 and will be consummated in accordance with the terms set forth in the Agreement. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services. In the ordinary course of our business we may actively trade the securities of Saville and ADC for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission or the High Court of Ireland in respect of the transaction. In addition, this opinion does not in any manner address the prices at which the Saville ADRs or the ADC common stock will actually trade at any time and we express no recommendation or opinion as to how the holders of the Saville ordinary shares should vote at the shareholders' meeting held in connection with the Scheme.

    Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Ordinary Allotment Ratio as set forth in the Agreement is fair from a financial point of view to the holders of the Saville ordinary shares.

                                Very truly yours,
                                MORGAN STANLEY & CO. INCORPORATED

                                By:            /s/ ROBERT L. EATROFF
                                     -----------------------------------------
                                                 Robert L. Eatroff
                                                   VICE PRESIDENT

                                                                         ANNEX D

                             STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT, dated as of June 19, 1999 (the "AGREEMENT"), between ADC Telecommunications, Inc., a Minnesota corporation ("OPTIONEE"), and Saville Systems PLC, a public limited company organized under the laws of the Republic of Ireland (the "COMPANY").

                              W I T N E S S E T H:

    WHEREAS, simultaneously with the execution and delivery of this Agreement, Optionee and the Company are entering into an Agreement, dated as of the date hereof (the "ACQUISITION AGREEMENT"), which provides for the cancellation of the outstanding Company Ordinary Shares and Company Deferred Shares and the allotment of shares of Optionee's common stock pursuant to a Scheme of Arrangement;

    WHEREAS, as a condition to Optionee's willingness to enter into the Acquisition Agreement, Optionee has requested that the Company grant to Optionee an option to purchase up to authorized and unissued Company Ordinary Shares (to be evidenced by American Depositary Receipts ("ADRs") listed on the Nasdaq National Market), upon the terms and subject to the conditions hereof; and

    WHEREAS, in order to induce Optionee to enter into the Acquisition Agreement, the Company has agreed to grant Optionee the requested option.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Acquisition Agreement, the parties hereto agree as follows:

    1. DEFINED TERMS. Capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Acquisition Agreement.

    2. THE OPTION; EXERCISE; ADJUSTMENTS.

    (a) The Company hereby grants to Optionee an irrevocable option (the "OPTION") to purchase from time to time up to 7,799,805 authorized and unissued Ordinary Shares, nominal value $.0025 per share, of the Company (the "COMPANY ORDINARY SHARES") (which shall be evidenced by ADRs) upon the terms and subject to the conditions set forth herein (the "OPTIONED SHARES," which represent 19.9% of the issued and outstanding Company Ordinary Shares as of the date hereof).

    (b) Subject to the terms and conditions set forth in this Agreement, the Option may be exercised by Optionee in whole or, from time to time, in part, at any time after the date hereof that the conditions in Section 3(a) hereof are satisfied and prior to the termination of the Option in accordance with Section 12 hereof. In the event Optionee wishes to exercise the Option, Optionee shall send a written notice to the Company (the "STOCK EXERCISE NOTICE") specifying the total number of Optioned Shares it wishes to purchase and a date for the closing of such purchase (the "CLOSING DATE"). Optionee may revoke an exercise of the Option at any time prior to the Closing Date by written notice to the Company. At any Closing Date, the Company will deliver to Optionee a certificate or certificates representing the Optioned Shares in the denominations designated by Optionee in its Stock Exercise Notice, free and clear of all liens and encumbrances and subject to no preemptive rights, as well as an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the Optioned Shares purchasable hereunder, if any. After payment of the Exercise Price for the Optioned Shares covered by the Stock Exercise Notice, the Option shall be deemed exercised to the extent of the Optioned Shares specified in the Stock Exercise Notice as of the date such Stock Exercise Notice is given to the Company.

    (c) In the event of any change in the number of issued and outstanding Company Ordinary Shares by reason of any share dividend, reclassification, consolidation, division, subdivision or cancellation or other change in the corporate or capital structure of the Company, the number of Optioned Shares subject to the

Option and the Exercise Price (as hereinafter defined) per Optioned Share shall be appropriately adjusted. In the event that any additional Company Ordinary Shares are issued after the date of this Agreement (other than pursuant to an event described in the preceding sentence or pursuant to this Agreement), the number of Optioned Shares subject to the Option shall be adjusted so that, after such issuance, it equals at least 19.9% of the number of Company Ordinary Shares then issued and outstanding (without considering any shares subject to the Option).

    3. CONDITIONS TO EXERCISE OF OPTION AND DELIVERY OF OPTIONED SHARES.

    (a) Optionee's right to exercise the Option is subject to the following conditions:

        (i) No preliminary or permanent injunction or other order having been issued by any federal or state court of competent jurisdiction in the United States invalidating the grant or prohibiting the exercise of the Option shall be in effect; and

        (ii) One or more of the following events shall have occurred on or after the date hereof or Optionee shall have become aware on or after the date hereof of the occurrence of any of the following: (A) any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity or group (referred to hereinafter, singularly or collectively, as a "PERSON"), other than Optionee or its "affiliates" (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), acquires or becomes the beneficial owner of 20% or more of the outstanding Company Ordinary Shares; (B) any new group is formed which beneficially owns 20% or more of the outstanding Company Ordinary Shares (other than a group which includes or may reasonably be deemed to include Optionee or any of its affiliates); (C) any Person (other than Optionee or its affiliates) shall have commenced a tender or exchange offer for 20% or more of the then outstanding Company Ordinary Shares or publicly proposed any bona fide merger, scheme of arrangement, consolidation or acquisition of all or substantially all the assets of the Company, or other similar business combination involving the Company; (D) any Person (other than Optionee or its affiliates) is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of Company Ordinary Shares which, together with all Company Ordinary Shares beneficially owned by such Person, results or would result in such Person being the beneficial owner of 20% or more of the outstanding Company Ordinary Shares; or (E) any event or circumstance occurs that would entitle Optionee to receive the Termination Fee provided for in Section 8.3(c) of the Acquisition Agreement. For purposes of this subparagraph (iii), the terms "group" and "beneficial owner" shall be defined by reference to
    Section 13(d) of the Exchange Act.

    (b) Optionee's obligation to purchase the Optioned Shares following the exercise of the Option, and the Company's obligation to deliver the Optioned Shares, are subject to the conditions that:

        (i) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States or the Republic of Ireland prohibiting the delivery of the Optioned Shares shall be in effect;

        (ii) The purchase of the Optioned Shares will not violate Rule 10b-13 promulgated under the Exchange Act;

        (iii) All applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), shall have expired or been terminated; and

        (iv) All applicable requirements of the Mergers, TakeOvers and Monopolies (Control) Act, 1978, as amended (the "IRISH CONTROL ACT"), shall have been satisfied.

    4. EXERCISE PRICE FOR OPTIONED SHARES. Optionee will purchase the Optioned Shares from the Company at a price per Optioned Share equal to $17.50 (the "EXERCISE PRICE"), payable in cash. Any payment made by Optionee to the Company pursuant to this Agreement shall be made by wire transfer of federal funds to a bank designated by the Company or a check payable in immediately available funds.

    5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Optionee as follows:

    (a) CORPORATE AUTHORITY. The Company is a corporation duly organized, validly existing and duly registered under the laws of the Republic of Ireland and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms except to the extent that its enforceability may be limited to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and to general equitable principles.

    (b) SHARES RESERVED FOR ISSUANCE. The Company has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms, will have reserved for issuance upon exercise of this Option, that number of Optioned Shares equal to the maximum number of Company Ordinary Shares at any time and from time to time purchasable upon exercise of the Option, and the Optioned Shares, when issued and delivered by the Company to Optionee upon exercise of the Option, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens or encumbrances, free of preemptive rights, and the ADRs evidencing such Company Ordinary Shares shall be listed on the Nasdaq National Market.

    (c) CONSENTS; NO VIOLATIONS. Except as otherwise required by the HSR Act, except for routine filings and subject to Section 8, the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby do not and will not require the consent, approval or authorization of, or filing with, any Person or public authority and (i) will not violate, breach or conflict with the Company's Articles or Memorandum of Association or (ii) result in the acceleration or termination of, or constitute a default under, any agreement, lease, contract, note, indenture, license, approval, permit, understanding or other instrument, or any statute, rule, regulation, judgment, order or other restriction binding upon or applicable to the Company or any of its subsidiaries or any of their respective properties or assets, except, with respect to clause (ii) hereof, for any acceleration, termination or default that, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

    6. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee represents and warrants to the Company as follows:

    (a) CORPORATE AUTHORITY. The execution and delivery of this Agreement by Optionee and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Optionee and this Agreement has been duly executed and delivered by Optionee and constitutes a valid and binding agreement of Optionee, except to the extent that its enforceability may be limited to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and to general equitable principles.

    (b) INVESTMENT REPRESENTATIONS. Optionee is acquiring the Option and, if and when it exercises the Option, will be acquiring the Optioned Shares issuable upon the exercise thereof, for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any rule or regulation under the Securities Act, and will not sell or otherwise dispose of the Optioned Shares except pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act.

    7. THE CLOSING. Any closing hereunder shall take place on the Closing Date specified by Optionee in its Stock Exercise Notice pursuant to Section 2 at 10:00 a.m., U.S. Eastern Time, or the first business day thereafter on which all of the conditions in Section 3 are met, at the executive office of the Company located in Burlington, Massachusetts, or at such other time and place as the parties hereto may agree.

    8. FILINGS RELATED TO OPTIONED SHARES. The Company will make such filings with the SEC as are required by the Exchange Act, and will make all necessary filings by the Company under the HSR Act and the Irish Control Act and to list the Optioned Shares (as evidenced by ADRs) on the Nasdaq National Market.

    9. REGISTRATION RIGHTS.

    (a) DEMAND REGISTRATION RIGHTS. The Company shall, subject to the conditions of Section 9(c) below, if requested by Optionee, or any permitted transferee acquiring at least 10% of the Company Ordinary Shares represented by the Option on the date hereof (each, a "SELLING SHAREHOLDER"), as expeditiously as possible prepare and file a registration statement under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all Company Ordinary Shares or other securities that have been acquired by or are issuable to the Selling Shareholder upon exercise of the Option in accordance, subject to the terms and conditions of this Section 9, with the intended method of sale or other disposition stated by the Selling Shareholder in such request, including without limitation a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision ("RULE 415"), and the Company shall use its best efforts to qualify such shares or other securities for sale under any applicable state securities laws; PROVIDED, HOWEVER, that the Company shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business.

    (b) ADDITIONAL REGISTRATION RIGHTS. If the Company, at any time after the exercise of the Option, proposes to register any securities of the Company or rights representing securities of the Company under the Securities Act, the Company will promptly give written notice to the Selling Shareholders of its intention to do so and, upon the written request of any Selling Shareholder given within thirty (30) days after receipt of any such notice (which request shall specify the number of Company Ordinary Shares intended to be included in such public offering by the Selling Shareholder), the Company will cause all such shares for which a Selling Shareholder requests participation in such registration, to be so registered and included in such public offering; PROVIDED, HOWEVER, that the Company may elect not to cause any such shares to be so registered (i) if such public offering is to be underwritten and the underwriters in good faith object for valid business reasons, or (ii) in the case of a registration solely to implement an employee benefit plan or a registration filed on Form S-4 of the Securities Act or any successor Form; PROVIDED, FURTHER, HOWEVER, that such election pursuant to (i) may only be made twice. If some but not all of the Company Ordinary Shares with respect to which the Company shall have received requests for registration pursuant to this
Section 9(b) shall be excluded from such registration, the Company shall make appropriate allocation of shares to be registered among the Selling Shareholders desiring to register their shares pro rata in the proportion that the number of shares requested to be registered by each such Selling Shareholder bears to the total number of shares requested to be registered by all such Selling Shareholders then desiring to have Company Ordinary Shares registered for sale.

    (c) CONDITIONS TO REQUIRED REGISTRATION. The Company shall use all reasonable efforts to cause each registration statement referred to in Section 9(a) above to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration effective; PROVIDED, HOWEVER, that the Company may delay any registration of Option Shares required pursuant to Section 9(a) above for a period not exceeding seventy-five
(75) days PROVIDED the Company shall in good faith determine that any such registration would adversely affect the Company (provided that this right may not be exercised more than once during any twelve
(12) month period), and the Company shall not be required to register Option Shares under the Securities Act pursuant to Section 9(a) above:

        (i) on more than one occasion during any calendar year;

        (ii) on more than two occasions in total;

        (iii) within ninety (90) days after the effective date of a registration referred to in Section 9(b) above pursuant to which the Selling Shareholder or Selling Shareholders concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested;

        (iv) unless a request therefor is made to the Company by Selling Shareholders that hold at least 25% or more of the aggregate number of Option Shares

           (including Company Ordinary Shares issuable upon exercise of this Option) then outstanding; or

        (v) if all the Option Shares proposed to be registered could be sold by the Selling Shareholders in a ninety (90) day period in accordance with Rule 144.

    In addition to the foregoing, the Company shall not be required to maintain the effectiveness of any registration statement, other than a registration statement filed under Rule 415, after the expiration of six (6) months from the effective date of such registration statement. The Company shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent necessary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares; PROVIDED, HOWEVER, that the Company shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business.

    (d) EXPENSES. Except where applicable state law prohibits such payments, the Company will pay all expenses (including without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if the Company so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to Section 9(a) or 9(b) above (including the related offerings and sales by holders of Option Shares) and all other qualifications, notifications or exemptions pursuant to Section 9(a) or 9(b) above.

    (e) INDEMNIFICATION. In connection with any registration under Section 9(a) or 9(b) above, the Company hereby indemnifies the Selling Shareholders, and each underwriter thereof, including each person, if any, who controls such Optionee or underwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to the Company by such indemnified party expressly for use therein, and the Company and each officer, director and controlling person of the Company shall be indemnified by such Selling Shareholders, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by the Company in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of such Selling Shareholder or such underwriter, as the case may be, expressly for such use.

    Promptly upon receipt by a party indemnified under this Section 9(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 9(e), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it or any liability which it may otherwise have to any indemnified party under this
Section 9(e) except to the extent the indemnified party is materially prejudiced thereby. In case notice of commencement of any such action shall be given to the indemnifying party as above PROVIDED, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnified party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interest of the indemnified party, in which case the indemnifying party shall be entitled to assume the defense of such action notwithstanding its obligation to bear fees and expenses of such counsel. No indemnifying party shall be liable for any settlement entered into without its consent, which consent may not be unreasonably withheld.

    If the indemnification provided for in this Section 9(e) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the underwriters from the offering of the securities and also the relative fault of the Company, the Selling Shareholders and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; PROVIDED, HOWEVER, that in no case shall any Selling Shareholder be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    Any obligation by any Selling Shareholder to contribute shall be several and not joint with other holders.

    In connection with any registration pursuant to Section 9(a) or 9(b) above, the Company and each Selling Shareholder (other than Optionee) shall enter into an agreement containing the indemnification provisions of this Section 9(e). In the event of an underwritten public offering pursuant to Section 9(b), the Company and the Selling Shareholders shall enter into an underwriting agreement containing customary terms and provisions; PROVIDED that the contribution provisions as they relate to Selling Shareholders shall contain substantially the same limitations as the provisions set forth herein.

    (f) MISCELLANEOUS REPORTING. The Company shall comply with all reporting requirements and will do all other such things as may be necessary to permit the expeditious sale at any time of any Option Shares by the Selling Shareholders thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time, including, without limitation, Rule 144. The Company shall at its expense provide the Selling Shareholders with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securities Act or the Exchange Act, or required pursuant to any state securities laws or the rules of any stock exchange.

    (g) ISSUE TAXES. The Company will pay all stamp taxes in connection with the issuance and the sale of Option Shares and in connection with the exercise of the Option, and will hold the Selling Shareholders harmless, without limitation as to time, against any and all liabilities, with respect to all such taxes.

    10. OPTIONAL PUT.  Prior to the termination of the Option in accordance with
Section 12 hereof, if the Option has become exercisable pursuant to Section 2(b) hereof and pursuant to the second sentence of this Section 10, Optionee shall have the right, upon three (3) business days' prior written notice to the Company, to require the Company to purchase the Option from Optionee (the "PUT RIGHT") at a cash purchase price (the "PUT PRICE") equal to the product determined by multiplying (A) the number of Optioned Shares as to which the Option has not yet been exercised by (B) the Spread (as defined below). As used herein, the term "SPREAD" shall mean the excess, if any, of (i) the greater of
(x) the highest price (in cash or fair market value of securities or other property) per Company Ordinary Share (whether or not evidenced by ADRs) paid or to be paid within twelve (12) months preceding the date of exercise of the Put Right for any Company Ordinary Shares (whether or not evidenced by ADRs) beneficially owned by any Person who shall have acquired or become the beneficial owner of 20% or more of the outstanding Company Ordinary Shares (whether or not evidenced by ADRs) after the date hereof or (y) the weighted (by volume of shares represented by ADRs traded each day during the measurement period described herein) average closing price of the Company Ordinary Shares (evidenced by ADRs) during the 15-day period ending on the trading day immediately preceding the written notice of exercise of the Put Right over (ii) the Exercise Price. This Put Right shall become exercisable with respect to the events described in clauses (A), (B), (C) and (D) of Section 3(a)(ii) hereof only if the beneficial ownership by the Person or group referenced in such clauses equals or exceeds 30% of the outstanding Company Ordinary Shares. Upon exercise of Optionee's right to receive cash pursuant to this Section 10, the obligation of the Company to deliver Optioned Shares pursuant to this Agreement shall terminate with respect to such number of Optioned Shares for which Optionee shall have elected to be paid in cash under this Section 10.

    11. PROFIT LIMITATION.

    (a) Notwithstanding any other provision of this Agreement, in no event shall Optionee's Total Profit (as hereinafter defined) exceed $21 million and, if it otherwise would exceed such amount, Optionee, at its sole election, shall either
(i) deliver to the Company for cancellation Optioned Shares previously acquired by Optionee pursuant to this Agreement, (ii) pay cash or other consideration to the Company, or (iii) undertake any combination thereof, in each case, so that Optionee's Total Profit shall not exceed $21 million after taking into account the foregoing actions.

    (b) As used herein, the term "Total Profit" shall mean the sum (before taxes) of the following: (i) the amount of cash received by Optionee pursuant to
Section 10 hereof, (ii)(A) the net cash amounts received by Optionee pursuant to the sale of Optioned Shares (or any other securities into which such Optioned Shares are converted or exchanged) to any unaffiliated party, less (B) the aggregate Exercise Price paid for all Optioned Shares acquired by Optionee hereunder, and (iii) any Termination Fee received pursuant to the Acquisition Agreement.

    12. TERMINATION. This Agreement and the Option shall terminate upon the earlier of (i) the Effective Time (as defined in the Acquisition Agreement) and
(ii) the termination of the Acquisition Agreement in accordance with its terms; PROVIDED, HOWEVER, the Option shall not terminate pursuant to clause (ii) immediately above if (A) the Acquisition Agreement is terminated by Optionee pursuant to Section 8.1(d)(i) or (d)(ii) thereof or (B) the Acquisition Agreement is terminated by Optionee or the Company pursuant to Section 8.1(b)(ii) or (b)(iv) thereof and, in each such case, the Company has not paid to Optionee the Termination Fee which the Company is then obligated to pay.

    13. EXPENSES. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise provided in Section 9 hereof or as specified in the Acquisition Agreement.

    14. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without the necessity of proving damages or posting any bond, and to enforce specifically the terms and provisions hereof in any court of the Republic of Ireland or the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

    15. NOTICE. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or if sent by telex or facsimile (with receipt electronically confirmed) to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

    (a) if to Optionee:

           ADC Telecommunications, Inc.
           12501 Whitewater Drive
           Minnetonka, Minnesota 55343
           Attention: Jeffrey D. Pflaum, Esq.
           Facsimile No.: (612) 946-3209

    with a copy to:

           Dorsey & Whitney LLP
           Pillsbury Center South
           220 South Sixth Street
           Minneapolis, Minnesota 55402

           Attention: Robert A. Rosenbaum, Esq.
           Facsimile No.: (612) 340-8738

    (b) if to the Company:

           Saville Systems PLC
           One Van de Graaf Drive
           Burlington, Massachusetts 01803
           Attention: Michael J. Cayer, Esq.
           Facsimile No.: (781) 270-6503

    with a copy to:

           Hale and Dorr, LLP
           60 State Street
           Boston, Massachusetts 02109
           Attention: Thomas L. Barrette, Jr., Esq.
           Facsimile No.: (617) 526-5000

    16. PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than Optionee or the Company, or their permitted successors or assigns (including any Selling Shareholder), any rights or remedies under or by reason of this Agreement.

    17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Acquisition Agreement and the other documents referred to therein, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, both written or oral, between the parties with respect to the subject matter hereof. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

    18. ASSIGNMENT. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other party hereto, except that Optionee may, without a written consent, assign its rights and delegate its obligations hereunder in whole or in part to one or more of its direct or indirect wholly owned subsidiaries.

    19. INTERPRETATION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of articles and sections herein are for convenience of reference, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. All monetary amounts referred to herein are denominated in United States dollars (U.S. $).

    20. COUNTERPARTS. This Agreement may be executed via facsimile in two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

    21. GOVERNING LAW. Except to the extent mandatorily required to be governed by the laws of Ireland, this Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to the principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located in the Republic of Ireland in connection with any matter based upon or arising out of this Agreement that is mandatorily governed by the laws of Ireland. Each of the parties hereto irrevocably consents to the jurisdiction of any federal or state court in the States of Minnesota and Massachusetts in connection with any other matter based upon or arising out of this

Agreement or the matters contemplated herein. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of Minnesota or State of Massachusetts for such Persons, and hereby waives (and covenants not to assert or plead) any objection which they might otherwise have to such jurisdiction and such process.

    22. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                                   * * * * *

    IN WITNESS WHEREOF, Optionee and the Company have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                SAVILLE SYSTEMS PLC

                                By:            /s/ JOHN J. BOYLE III
                                     -----------------------------------------
                                              Name: John J. Boyle III
                                           Title: CHIEF EXECUTIVE OFFICER

                                ADC TELECOMMUNICATIONS, INC.

                                By:             /s/ ROBERT E. SWITZ
                                     -----------------------------------------
                                               Name: Robert E. Switz
                                        Title: SENIOR VICE PRESIDENT, CHIEF
                                                 FINANCIAL OFFICER

                                                                 APPENDIX I


                               SAVILLE SYSTEMS PLC

FORM OF PROXY FOR VOTING ON SPECIAL RESOLUTION AT EXTRAORDINARY GENERAL MEETING OF THE COMPANY

THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF THE COMPANY'S BOARD OF DIRECTORS

I/We *
       ---------------------------------------------------
of *
----------------------------------------------------------
being a holder(s) of Ordinary Shares in the above-named Company hereby appoint the Chairman of the meeting +
----------------------------------------------------------
----------------------------------------------------------
as my/our proxy to vote on my/our behalf at the Extraordinary
General Meeting of the Company to be held on August 31, 1999 and at any adjournment thereof.

I/We instruct my/our proxy to vote as indicated below on the Special Resolution to reduce the Company's share capital and to amend the Company's Articles of Association in connection with the acquisition of the Company by ADC Telecommunications, Inc., as set forth in the Notice of Extraordinary General Meeting:

For               Against           Abstain
/ /                    / /               / /
(Please tick the appropriate box)

Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS
APPOINTED PROXY AND IS NOT OTHERWISE INSTRUCTED, THE CHAIRMAN
IS LIKELY TO VOTE IN FAVOUR OF THE RESOLUTION.

-------------------------------------
Please sign here
                                       1999
-------------------------------------
Date

* Insert your full name(s) and address in block capitals.
+ If you wish to appoint as your proxy a person other than the Chairman of the meeting, strike out the reference to the Chairman of the meeting, and insert the name and address of that other person.

                                  NOTES
(1) A holder of Ordinary Shares is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this Form will not preclude you from attending and voting at the meeting in person.

(2) This Form must be signed by the appointer or his/her attorney duly authorised in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorised officer.

(3) To be valid, this Form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be deposited no later than 10.10a.m., local time, on August 29, 1999 at Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, or at Saville Systems PLC, IDA Business Park, Dangan, Galway, Ireland.

(4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.




                                                                  APPENDIX II


                                 THE HIGH COURT

                                                             1999 NO. 143 COS

         IN THE MATTER OF SAVILLE SYSTEMS PLC AND IN THE MATTER OF THE
                              COMPANIES ACT, 1963

FORM OF PROXY FOR VOTING AT THE MEETING OF HOLDERS OF ORDINARY SHARES IN SAVILLE SYSTEMS PLC

THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF THE HIGH COURT


I/We *
       --------------------------------------------------------
of *
---------------------------------------------------------------
being a holder(s) of Ordinary Shares in the above-named Company hereby appoint the Chairman of the meeting +
---------------------------------------------------------------
---------------------------------------------------------------
as my/our proxy to vote on my/our behalf at the meeting of holders of Ordinary Shares convened by the Court to be held on August 31, 1999 and at any adjournment thereof for the purpose of considering and, if thought fit, approving (with or without modification) a proposed Scheme of Arrangement to effect the acquisition of the Company by ADC Telecommunications, Inc., a copy of which is sent with the notice convening the meeting and is described in the Company's Proxy Statement dated July
30, 1999.

I/We instruct my/our proxy to vote on the resolution to approve the Scheme of Arrangement as indicated below:

For               Against           Abstain
/  /                   /  /              /  /
(Please tick the appropriate box)

Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS APPOINTED PROXY AND IS NOT OTHERWISE INSTRUCTED, THE CHAIRMAN IS LIKELY TO VOTE IN FAVOUR OF THE RESOLUTION.

-------------------------------------
Please sign here
                                       1999
-------------------------------------
Date

* Insert your full name(s) and address in block capitals.
+ If you wish to appoint as your proxy a person other than the Chairman of the meeting, strike out the reference to the Chairman of the meeting, and insert the name and address of that other person.

                                     NOTES
(1) A holder of Ordinary Shares is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this Form will not preclude you from attending and voting at the meeting in person.

(2) This Form must be signed by the appointer or his/her attorney duly authorised in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorised officer.

(3) To be valid, this Form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be deposited no later than 10.00a.m., local time, on August 29, 1999 at Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, or at Saville Systems PLC, IDA Business Park, Dangan, Galway, Ireland, although Forms which have not been so deposited may be validly delivered to the Chairman of the meeting at the meeting.

(4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.

                                                                 APPENDIX III


                                 THE HIGH COURT

                                                             1999 NO. 143 COS

         IN THE MATTER OF SAVILLE SYSTEMS PLC AND IN THE MATTER OF THE
                               COMPANIES ACT, 1963

FORM OF PROXY FOR VOTING AT THE MEETING OF HOLDERS OF DEFERRED SHARES IN SAVILLE SYSTEMS PLC (OTHER THAN JOHN J. BOYLE III)

THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF THE HIGH COURT

I/We *
       --------------------------------------------------------
of *
---------------------------------------------------------------
being a holder(s) of Deferred Shares in the above-named Company hereby appoint the Chairman of the meeting +

---------------------------------------------------------------
---------------------------------------------------------------
as my/our proxy to vote on my/our behalf at the meeting of holders of Deferred Shares (other than John J. Boyle III) convened by the Court to be held on August 31, 1999 and at any adjournment thereof for the purpose of considering and, if thought fit, approving (with or without modification) a proposed Scheme of Arrangement to effect the acquisition of the Company by ADC Telecommunications, Inc., a copy of which is sent with the notice convening the meeting and is described in the Company's Proxy Statement dated July 30,
1999.

I/We instruct my/our proxy to vote on the resolution to approve the Scheme of Arrangement as indicated below:

For               Against           Abstain
/  /                /  /              /   /
(Please tick the appropriate box)

Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS APPOINTED PROXY AND IS NOT OTHERWISE INSTRUCTED, THE CHAIRMAN IS LIKELY TO VOTE IN FAVOUR OF THE RESOLUTION.

-------------------------------------
Please sign here
                                      1999
-------------------------------------
Date

* Insert your full name(s) and address in block capitals.
+ If you wish to appoint as your proxy a person other than the Chairman of the meeting, strike out the reference to the Chairman of the meeting, and insert the name and address of that other person.

                                     NOTES
(1) A holder of Deferred Shares (other than John J. Boyle III) is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this Form will not preclude you from attending and voting at the meeting in person.

 (2) This Form must be signed by the appointer or his/her attorney duly authorised in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorised officer.

 (3) To be valid, this Form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be deposited no later than 10.05a.m., local time, on August 29, 1999 at Computer Share Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, or at Saville Systems PLC, IDA Business Park, Dangan, Galway, Ireland, although Forms which have not been so deposited may be validly delivered to the Chairman of the meeting at the meeting.

 (4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.